    As filed with the Securities and Exchange Commission on April 20, 2010

                                                            FILE No. 333-144274
                                                                       811-4160
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 3

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 23

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A
                           (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's principal executive offices)

                            Charles A. Brawley, III
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                               Radnor, PA 19087
                     (Name and address of agent for service)

                                   Copies to:

                                John L. Reizian
                   The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
   _____  Immediately upon filing pursuant to paragraph (b)

   __X__  On May 1, 2010, pursuant to paragraph (b)

   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date), pursuant to paragraph (a)(1) of Rule 485.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                   MAY 1, 2010


                             LINCOLN ENSEMBLE II VUL

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          One Granite Place, Concord, New Hampshire 03301   800-258-3648

This Prospectus describes the Lincoln ENSEMBLE II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").


This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
AMERICAN FUNDS INSURANCE SERIES
DELAWARE VIP TRUST
DWS INVESTMENTS VIT FUNDS
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
GOLDMAN SACHS VARIABLE INSURANCE TRUST
MFS(R) VARIABLE INSURANCE TRUST
PIMCO VARIABLE INSURANCE TRUST
PROFUNDS VP
T. ROWE PRICE EQUITY SERIES, INC.
VANGUARD VARIABLE INSURANCE FUND

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719 or by referring to the contact information provided by the Portfolio on the cover page of its summary prospectus.


In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
POLICY BENEFITS/RISKS SUMMARY                                                  3
POLICY RISKS                                                                   4
PORTFOLIO RISKS                                                                5
FEE TABLES                                                                     6
DEFINITIONS                                                                   11
THE COMPANY                                                                   12
THE SEPARATE ACCOUNT                                                          13
INVESTMENT AND FIXED ACCOUNT OPTIONS                                          15
   Separate Account Investments                                               15
   Investment Advisers and Objectives for Each of the Funds                   15
   Mixed and Shared Funding; Conflicts of Interest                            21
   Fund Additions, Deletions or Substitutions                                 21
   General Account                                                            21
POLICY CHOICES                                                                22
   General                                                                    22
   Premium Payments                                                           22
   Modified Endowment Contract                                                22
   Compliance with the Internal Revenue Code                                  23
   Backdating                                                                 23
   Allocation of Premiums                                                     23
   Death Benefit Options                                                      23
   Transfers and Allocations to Funding Options                               24
   Telephone Transfers, Loans and Reallocations                               26
   Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)      26
POLICY VALUES                                                                 27
   Accumulation Value                                                         27
   Unit Values                                                                28
   Net Investment Factor                                                      28
   Surrender Value                                                            29
CHARGES & FEES                                                                29
   Charges & Fees Assessed Against Premium                                    29
   Charges & Fees Assessed Against Accumulation Value                         29
   Charges & Fees Assessed Against the Separate Account                       30
   Charges Deducted Upon Surrender                                            30
   Surrender Charges on Surrenders and Withdrawals                            31
POLICY RIGHTS                                                                 32
   Surrenders                                                                 32
   Withdrawals                                                                32
   Systematic Disbursements Program                                           32
   Grace Period                                                               33
   Reinstatement of a Lapsed Policy                                           33
   Right to Defer Payment                                                     34
   Policy Loans                                                               34
   Policy Changes                                                             35
   Right of Policy Examination ("Free Look Period")                           36
   Maturity Benefit                                                           36
   Extension of Maturity Date                                                 36
   Supplemental Benefits                                                      36
DEATH BENEFIT                                                                 37
POLICY SETTLEMENT                                                             37
   Settlement Options
ADDITIONAL INFORMATION                                                        38
   Reports to Policyowners                                                    38
   Right to Instruct Voting of Fund Shares                                    38
   Disregard of Voting Instructions                                           39
   State Regulation                                                           39
   Legal Matters                                                              39
   Financial Statements                                                       39
   Employment Benefit Plans                                                   39
TAX MATTERS                                                                   40
   General                                                                    40
   Federal Tax Status of the Company                                          40
   Life Insurance Qualification                                               40
   Charges for Lincoln Life Income Taxes                                      43
MISCELLANEOUS POLICY PROVISIONS                                               43
   The Policy                                                                 43
   Payment of Benefits                                                        43
   Suicide and Incontestability                                               43
   Protection of Proceeds                                                     44
   Nonparticipation                                                           44
   Changes in Owner and Beneficiary; Assignment                               44
   Misstatements                                                              44
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES
   AND DEATH BENEFITS                                                        A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 12 and 13 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

ACCESS TO CASH VALUE

LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

FLEXIBILITY OF PREMIUMS

After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

"FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by either returning it to our Service Office or to our representative within 10 days after you receive it, within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

GENERAL ACCOUNT

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

TRANSFERS

GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

POLICY RISKS

INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

POLICY VALUES IN THE GENERAL ACCOUNT

If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.


Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. SEE, "The Company", "The Separate Account" and the "General Account." The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits.

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion or even exceed your Surrender Value. Accordingly, you should not purchase the Policy if you will need your Cash Value in a short period of time.

RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period if you make timely premium payments sufficient to cover the Monthly Deduction. Subject to certain conditions you may reinstate a lapsed Policy.

TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this Policy may change at any time.

WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

PORTFOLIO RISKS

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                                    WHEN CHARGE IS
CHARGE                              DEDUCTED              AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)              Each Premium          2.5% of premium
                                    Payment

Surrender Charge (2)                Policy surrender,     MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                    partial withdrawal,   surrendered in 1st Policy Year for male smoker age 85)
                                    or decrease in
                                    Specified Amount      MINIMUM = $0.10 per $1,000 of Specified Amount (Policy
                                    in first ten Policy   surrendered in 10th Policy Year, for female non-smoker,
                                    Years and first       age 1)
                                    ten years after
                                    any increase in       For 36 year old, male non-smoker, Standard rating class:
                                    Specified Amount         $3.08 per $1,000 of Specified Amount in Policy Year 1, declining to $0.51 per $1,000 of Specified Amount in Policy Year 10

Transfer Fees                       Upon Transfer         $0 on first 12 transfers in each Policy Year; the lesser of $25 or 10% of the amount transferred thereafter.

Withdrawal Charge                   Upon Withdrawal       The lesser of $25 or 2% of the partial withdrawal amount.

In-force Policy Illustrations       Upon Request          $25 (3)

Net Policy Loan Interest Rate (4)   Upon each Policy      Type A Loan: 0% (5)
                                    Anniversary or,       Type B Loan: 2% annually (5)
                                    when applicable,
                                    loan repayment,
                                    Policy surrender,
                                    reinstatement of
                                    Policy or death
                                    of the Insured

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. Your Policy's maximum initial surrender charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Guideline Annual Premium varies based on your Policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below, declining to 0 after the 10th Policy Year:

POLICY YEAR    SURRENDER CHARGE FACTOR
------------   -----------------------
    1-5                  .30
      6                  .25
      7                  .20
      8                  .15
      9                  .10
     10                  .05
11 and after               0

     For more information and an example, see "Charges Deducted Upon Surrender" at page 28 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Charges Deducted Upon Surrender," beginning on page [28].

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See "Policy Loans", beginning on page 30.

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                    WHEN CHARGE IS
CHARGE                              DEDUCTED              AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------
Cost of Insurance                   Monthly on            $0.06 - $25.48 per $1,000
(per $1,000 of net                  Monthly
amount at risk) (1)                 Anniversary
                                    Date                  For 36 year old male non-smoker,
                                                          Standard rating class:
                                                             Current: $0.15 per $1,000
                                                             Guaranteed: $0.15 per $1,000
                                                             of Specified Amount

Mortality and Expense               Accrued Daily         0.90% annually
Risk Charge (2)

Administrative Expense              Monthly on            $6 per month
Charge                              Monthly
                                    Anniversary
                                    Date

Tax Charge                          Each Valuation        Currently none (3)
                                    Period

(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.

    The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2) The rate given is an effective annual rate.

(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page [27] below.

CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                                    WHEN CHARGE IS
                                    DEDUCTED              AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit            Monthly on            $0.07 - $0.16 per $1000 of Insurance Risk (1)(5)
                                    the Monthly
                                    Anniversary Date
                                                          36 year old male non-smoker, Standard rating class:
                                                             $0.07 per $1,000 of Insurance Risk

Automatic Increase                  Monthly on            Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (2)(5)
                                    the Monthly
                                    Anniversary Date
                                                          36 year old male non-smoker, Standard rating class:
                                                             $0.01 per $1,000 of Initial Specified Amount

Children's Term Insurance           Monthly on            $.50 per $1,000 of Death Benefit
                                    the Monthly
                                    Anniversary Date

Guaranteed Death Benefit            Monthly on            $0.01 per $1,000 of Specified Amount.
                                    the Monthly
                                    Anniversary Date

Guaranteed Insurability             Monthly on            $0.03 - $0.16 per $1,000 of Specified Amount (3)(5)
Rider                               the Monthly
                                    Anniversary Date

                                                          36 year old male non-smoker, Standard rating class:
                                                             $0.12 per $1,000 of Specified Amount

Other Insured Term Rider            Monthly on            $0.07 - $4.21 per $1,000 of Death Benefit (4)(5)
                                    the Monthly
                                    Anniversary Date
                                                          36 year old female non-smoker, Preferred Plus rating class:
                                                             $0.13 per $1,000 of Death Benefit

Waiver of Specified                 Monthly on            $.012 - $0.12 per $1000 of Specified Monthly Premium (1)(5)
Premium Rider                       the Monthly
                                    Anniversary Date

                                                          36 year old male non-smoker, Standard rating class:
                                                             $0.12 per $1,000 of Specified Monthly Premium

Waiver of Premium                   Monthly on            $0.01 - $0.29 per $1000 of Net Amount at Risk (1)(5)
Disability Rider                    the Monthly
                                    Anniversary Date

                                                          36 year old male non-smoker, Standard rating class:
                                                             $0.02 per $1,000 of Net Amount at Risk

Exchange of Insured Rider           At time               $1 per $1000 of Specified Amount to a maximum of $150
                                    of exchange

Terminal Illness Accelerated                              No charge
Benefit Rider

                                    WHEN CHARGE IS
RIDER CHARGES                       DEDUCTED              AMOUNT DUCTEDTED
--------------------------------------------------------------------------------------------------------------
Extension of Maturity                                     No charge
Date Rider

Primary Insured Term Rider          Monthly on            $0.02 - $19.04 per $1000 of Death Benefit (1)(5)
                                    the Monthly
                                    Anniversary Date      36 year old male non-smoker, Preferred rating class:
                                                             $0.05 per $1,000 of Death Benefit

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2)  The monthly rate for this rider is based on the Issue Age of the Insured.

(3) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(4) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the Cost of Insurance charge on the Policy. See footnote (1) on page 7.

(5) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

THE FOLLOWING TABLE SHOWS THE ANNUAL FUND FEES AND EXPENSES THAT ARE DEDUCTED DAILY FROM THE PORTFOLIOS IN WHICH YOUR SUB-ACCOUNT INVESTS. THE TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY DURING THE TIME YOU OWN YOUR POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

These fees and expenses may change at any time.



                                CHARGES ASSESSED
                          AGAINST THE UNDERLYING FUNDS
                          ----------------------------



                                                                    MAXIMUM   MINIMUM
                                                                   --------   -------
Total management fees, distribution and/or service (12b-1) fees,   2.03%(1)    0.29%
   and other expenses.

----------------

(1) The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.43%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-258-3648.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


     Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, these rules permit the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to adopt redemption fees to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthdays.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The age of the Insured at the last Policy Anniversary.

BENEFICIARY--The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--The Lincoln National Life Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment is received at our Service Office.

DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the Premium Tax Charge.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT JF-A OR THE SEPARATE ACCOUNT--Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you chose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used to determine the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, or a withdrawal.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-258-3648.


At December 31, 2009 the Company and its subsidiaries had total assets of approximately $174.2 billion and had $432.0 billion of insurance in force, while total assets of Lincoln National Corporation were $177.4 billion


We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-453-8588; option 5 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

The Separate Account was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

DIVISIONS. The Policy presently offers fifty-five Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account or to a combination of the Divisions and the General Account.

SELECTING INVESTMENT OPTIONS

- CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

- UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

- BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

The Separate Account is currently divided into 55 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


American Century Variable Portfolios, Inc.


American Funds Insurance Series
Delaware VIP Trust
DWS Investments VIT Funds


Fidelity(R)  Variable Insurance Products Fund ("VIP")


Franklin Templeton Variable Insurance Products Trust


Goldman Sachs Variable Insurance Trust
Lincoln Variable Insurance Products Trust ("LVIP")


MFS(R)  Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFunds VP
T. Rowe Price Equity Series, Inc.
Vanguard VIF Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors") (formerly known as Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds (formerly Scudder Investment VIT Funds). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granaham Investment Management, Inc. ("Granaham") and Granaham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio, Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
American Growth Fund (Class 2)              Long-term growth                                         Capital Research and
                                                                                                     Management Company ("Capital")

Fidelity(R) VIP Growth Portfolio            Capital appreciation.                                    Fidelity Management &
   (Initial Class)                                                                                   Research Company ("FMR")

Goldman Sachs Strategic Growth Fund         Long-term growth of capital.                             Goldman Sachs
   (Institutional Shares)                                                                            Asset Management, L.P.

LVIP Capital Growth Fund                    Capital growth.                                          Wellington Management
   (Standard Class)                                                                                  Company, LLP
                                                                                                     ("Wellington")

LVIP Delaware Growth and Income             Capital appreciation.                                    Delaware Management
   Fund(4)                                                                                           Company
   (Service Class)                                                                                   ("DMC")

LVIP T. Rowe Price Growth Stock Fund        Long-term growth of capital.                             T. Rowe Price
   (Standard Class)                                                                                  Associates, Inc.

ProFund VP Large-Cap Growth                 Replicate S&P 500/Citigroup Growth Index.                ProFund Advisors LLC
                                                                                                     ("ProFund")


                                   LARGE CORE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio     Long-term capital appreciation.                          FMR
   (Initial Class)

LVIP SSgA S&P 500 Index Fund(1)             Replicate S&P 500 Index.                                 State Street Global
   (Standard Class)                                                                                  Advisors (SSgA) Funds
                                                                                                     Management, Inc.
                                                                                                     ("SSgA")


                                   LARGE VALUE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund                 Growth and income.                                       Capital
   (Class 2)
Fidelity(R) VIP Equity-Income Portfolio     Reasonable income.                                       FMR
   (Initial Class)

                                PORTFOLIO CHOICES

                                   LARGE VALUE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
LVIP MFS Value Fund                         Capital appreciation.                                    Massachusetts Financial
   (Standard Class)                                                                                  Services Company
                                                                                                     ("MFS")

ProFund VP Large-Cap Value                  Replicate the S&P 500/Citigroup Value Index.             ProFund


                                 MID-CAP GROWTH

PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
LVIP Turner Mid-Cap Growth Fund             Capital appreciation.                                    Turner Investment
   (Standard Class)                                                                                  Partners


                                  MID-CAP CORE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio           Long-term growth                                         FMR
   (Service Class 2)

Vanguard(R) VIF Mid-Cap                     Replicate the MSCI US Mid-Cap 450 Index.                 The Vanguard Group
   Index Portfolio


                                  MID-CAP VALUE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund              Long-term capital growth;                                American Century
   (Class II)                               Income is a secondary.                                   Investment
                                                                                                     Management, Inc.

LVIP Mid-Cap Value Fund                     Long-term capital appreciation.                          Wellington
   (Standard Class)


                                SMALL-CAP GROWTH


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP Portfolio           Capital Appreciation.                                    Deutsche
   (Class B)

LVIP SSgA Small-Cap Index Fund              Replicate the Russell 2000(R) Index(2).                  SSgA
   (Standard Class)
ProFund VP Small-Cap Growth                 Replicate the S&P SmallCap 600/Citigroup                 ProFund
                                            Growth Index.

Vanguard(R) VIF Small Company               Long-term capital gain.                                  The Vanguard Group
   Growth Portfolio


                                 SMALL-CAP VALUE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value              Long-term total return.                                  Franklin Advisory
   Securities Fund (Class 2)                                                                         Services, LLC

LVIP Columbia Value Opportunities           Long-term capital appreciation.                          Columbia
   Fund (Standard Class)                                                                             Management
                                                                                                     Advisors, LLC

ProFund VP Small-Cap Value                  Replicate the S&P SmallCap 600/Citigroup                 ProFund
                                            Value Index.


                           INTERNATIONAL LARGE GROWTH


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
American Century VP International           Capital appreciation.                                    American Century
   Fund (Class I)                                                                                    Global Investment
                                                                                                     Management, Inc.

LVIP Marsico International Growth           Long-term capital appreciation.                          Marsico Capital
   Fund (Standard Class)                                                                             Management, LLC
ProFund VP Asia 30                          Replicate the ProFunds Asia 30 Index.                    ProFund

                                PORTFOLIO CHOICES

                           INTERNATIONAL LARGE GROWTH

PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
ProFund VP Europe 30                        Replicate the ProFunds VP Europe 30 Index.               ProFund


                            INTERNATIONAL LARGE CORE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth Fund                  Long-term growth of capital.                             Templeton Investment
   (Standard Class)                                                                                  Counsel, LLC


                            INTERNATIONAL LARGE VALUE


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities          Long-term capital growth.                                Templeton Investment
   Fund (Class I)                                                                                    Counsel, LLC


                                     SECTOR


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                    Total return.                                            MFS
   (Initial Class)

ProFund VP Financials                       Replicate the Dow Jones U.S. Financial                   ProFund
                                            Sector Index.

ProFund VP Health Care                      Replicate the Dow Jones U.S. Healthcare                  ProFund
                                            Sector Index.

ProFund VP Technology                       Replicate the Dow Jones U.S. Technology                  ProFund
                                            Sector Index.

Vanguard(R) VIF REIT Index                  Replicate the MSCI US REIT Index.                        The Vanguard Group
   Portfolio


                                  FIXED INCOME


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond       Current income.                                          FMR
   Portfolio (Service Class 2)

LVIP Delaware Bond Fund(4)                  Current income.                                          DMC
   (Service Class)

Delaware VIP High Yield Series(3)           Total return.                                            DMC
   (Standard Class)

PIMCO VIT Total Return Portfolio            Total return and income.                                 PIMCO
   (Administrative Class)

ProFund VP Rising Rates Opportunity         Seeks daily investment results,                          ProFund
                                            that correspond to 125% the inverse (opposite)
                                            of the daily price movement of the 30-year
                                            U.S. Treasury Bond.

ProFund VP U.S. Government Plus             Seeks daily investment results,                          ProFund
                                            that correspond to 125% the daily price
                                            movement of the 30-year U.S. Treasury Bond.


                                PORTFOLIO CHOICES

                                ASSET ALLOCATION


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire Conservative Profile          Current income.                                          Wilshire Associates
   Fund(5)                                                                                           Incorporated
   (Standard Class)                                                                                  ("Wilshire")

LVIP Wilshire Moderate Profile Fund(5)      Growth and income.                                       Wilshire
   (Standard Class)

LVIP Wilshire Moderately Aggressive         Growth and income.                                       Wilshire
   Profile Fund(5)
   (Standard Class)

LVIP Wilshire Aggressive Profile Fund(5)    Long-term growth of capital.                             Wilshire
   (Standard Class)

LVIP Wilshire 2010 Profile Fund(5)          Total return.                                            Wilshire
   (Standard Class)

LVIP Wilshire 2020 Profile Fund(5)          Total return.                                            Wilshire
   (Standard Class)

LVIP Wilshire 2030 Profile Fund(5)          Total return.                                            Wilshire
   (Standard Class)

LVIP Wilshire 2040 Profile Fund(5)          Total return.                                            Wilshire
   (Standard Class)

LVIP Delaware Foundation(R)                 Current income and preservation of                       DMC
   Conservative Allocation Fund(4)          capital with capital appreciation.
   (Service Class)


                                  MONEY MARKET


PORTFOLIO NAME                              OBJECTIVE                                                MANAGER
---------------------------------------------------------------------------------------------------------------------------
LVIP Money Market Fund                      Current income/Preservation of Capital.                  DMC
   (Standard Class)


                                RESTRICTED FUNDS


PORTFOLIO NAME

Fidelity VIP High Income (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective December 31, 1999.

MFS VIT Research Series (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price VIP Mid-Cap Growth (Class II): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.


(1) "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000(R) is a trademark of Russell Investment Group.


(3) Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

(4) Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Mac-quarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.

(5) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.


An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d)  to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the

General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

POLICY CHOICES

GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $25,000 (minimum may be higher as required by state law). We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers). You may not pay additional premium payments after the original Maturity Date.

In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a modified endowment contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Service Office. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

Under OPTION 1 the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the insured multiplied by the corridor percentage, as described below.

Under OPTION 2 the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

ATTAINED      CORRIDOR
   AGE       PERCENTAGE
----------   ----------
40 & below      250%
    41          243
    42          236
    43          229
    44          222
    45          215
    46          209
    47          203
    48          197
    49          191
    50          185
    51          178
    52          171
    53          164
    54          157
    55          150
    56          146
    57          142
    58          138
    59          134
    60          130
    61          128
    62          126
    63          124
    64          122
    65          120
    66          119
    67          118
    68          117
    69          116
    70          115
    71          113
    72          111
    73          109
    74          107
   75-90        105
    91          104
    92          103
    93          102
    94          101
    95          100

Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. If you extend the Maturity Date of your Policy, beginning on the Policy Anniversary nearest the Insured's 95th birthday, the Death Benefit will equal the Accumulation Value, as it may change from time to time.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to:

(1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and

(2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i. e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

We have the right to terminate, suspend or modify these provisions.

The company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer

Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the adddress or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

POLICY VALUES

ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

     (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

     (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

     (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v)   all withdrawals from the Division during the current Valuation
           Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly deduction adjustment allocated to the Divisions.

We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

     (i)   is .000375;

     (ii) is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

     (iii) is the Type B loan balance at the beginning of the Policy Year; and

     (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

See "Policy Loans" for a description of Type B loans.

UNIT VALUES

We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1)  is the sum of:

     (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

     (b) the per share amount of any dividend or capital gain distributions made for Portfolio held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge no greater than .0024657% representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal
(A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

CHARGES & FEES

CHARGES & FEES ASSESSED AGAINST PREMIUM

PREMIUM CHARGES

Before allocating a premium to any of the Divisions of the Separate Account and the General Account, we will deduct a state premium tax charge of 2.5% unless otherwise required by state law (2.35% in California; 1% Tax Charge Back rate in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. We may also impose the state premium tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which we sell the Policy, and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states that do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

MONTHLY DEDUCTION

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

     (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

     (ii)  a Monthly Administrative Fee of $6, which may not be increased.

COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where

     (i)   is the current Cost of Insurance Rate as described in the Policy;

     (ii)  is the death benefit at the beginning of the policy month divided by
           1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

     (iii) is the Accumulation Value at the beginning of the policy month.

If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death

Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

The curent cost of insurance rate will not exceed the maximum cost of insurance rate shown in your Policy.

MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at an annual rate of .90% of the value of the Division, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial Net Premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of
(i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

 POLICY YEAR   SURRENDER CHARGE FACTOR
------------   -----------------------
    1-5                  .30
     6                   .25
     7                   .20
     8                   .15
     9                   .10
    10                   .05
11 and after              0

For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

 POLICY YEAR   SURRENDER CHARGE
------------   ----------------
    0-5            $368.40
     6             $307.00
     7             $245.60
     8             $184.20
     9             $122.80
    10             $ 61.40
11 and after       $  0.00

We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

(1)  is A times B divided by C, where:

         A is the amount of the increase in the Specified Amount;

         B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

         C is the Specified Amount in effect after the increase in the Specified Amount.

(2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease.

We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will charge an administrative fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")

OTHER CHARGES

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

POLICY RIGHTS

SURRENDERS

By Written Request, you may surrender or exchange the Policy under Code Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

-    The Policy's Cash Value will be reduced by the amount of the withdrawal;

- The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

- Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is

Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

SYSTEMATIC DISBURSEMENTS PROGRAM

The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

-    There must be a minimum of $25,000 Surrender Value in the policy.

-    The policy must have reached its fifth policy anniversary.

- The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

-    The minimum systematic disbursement amount must be at least $100.

If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

- You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

-    The fee that you will be charged will be the Administrative Fee of $25.

- Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

- The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

- Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

- Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

GRACE PERIOD

If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". This amount must be sufficient, after the deduction of the premium tax charge, to cover the Monthly Deductions for at least three policy months.

We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

REINSTATEMENT OF A LAPSED POLICY

If the Policy terminates as provided in its Grace Period, provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

-    The Policy has not been fully surrendered.

- You must apply for reinstatement within 5 years after the date of termination.

- We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

- The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date.

- If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

- Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

POLICY LOANS

We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less


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

than 8%, we can increase the rate once each Policy Year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.

If Policy Debt exceeds Surrender Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

INCREASE OR DECREASE IN SPECIFIED AMOUNT

You may increase the Specified Amount at any time after the Policy has been issued, so long as you are under Attained Age 80. You may decrease the Specified Amount after the first Policy Year. For an increase or decrease, you must send a written request to our Service Office. However:

-    Any increase or decrease must be at least $25,000.

-    Any increase or decrease will affect your cost of insurance charge.

-    Any increase or decrease may affect the monthly deduction adjustment.

- Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

- Any increase will require a supplemental application and satisfactory evidence of insurability.

- Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

-    You may only decrease the Specified Amount once in every twelve months.

-    Any increase will result in a new Surrender Charge.

-    No decrease may decrease the Specified Amount below $25,000.

- Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

- Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

CHANGE IN DEATH BENEFIT OPTION

Any change in the Death Benefit Option is subject to the following conditions:

- The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

-    There will be no change in the Surrender Charge.

-    Evidence of insurability may be required.

- Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

- Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return within seven days, all payments we received on the Policy to the person who remitted the funds. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

MATURITY BENEFIT

While the Policy is in force, we will pay the Owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

EXTENSION OF MATURITY DATE

If your Policy includes our Extension of Maturity Date Rider, you may extend the Maturity Date by sending us a written request to our Service Office. We must receive your request before the existing Maturity Date.

If you exercise this option, after the original Maturity Date:

(1)  We will not accept additional premium payments;

(2) We will continue to credit interest to the Accumulation Value in the General Account and calculate the Accumulation Value in the Divisions in the same manner;

(3) The Death Benefit will always equal the Accumulation Value, as it may change from time to time;

(4) Interest on Policy loans will continue to accrue and become part of your Policy Debt; and

(5)  We no longer will charge the Cost of Insurance charge.

We will continue to charge you the Mortality and Expense Risk charge, even though we no longer will have mortality risk under the Policy. We continue to impose this charge because the portion of this charge attributable to mortality risk reflects our expectations as to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extension of Maturity Date riders.

SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

- CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

- GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

- ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

- AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount subject to the terms of the Rider.

- GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

- WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

- WAIVER OF PREMIUM DISABILITY RIDER--provides for waiver of monthly deductions while you are totally disabled, as defined in the rider.

- TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

- EXTENSION OF MATURITY DATE RIDER--allows you to extend the original Maturity Date of the Policy subject to the terms of the rider. See "Extension of Maturity Date" above.

- OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

- PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity. You may contact us at any time for information on currently available settlement options.

ADDITIONAL INFORMATION

REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2.   A statement of all premiums paid and all charges incurred;

3.   The balance of outstanding Policy Loans for the previous policy year;

4.   Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

1.   Policy placement;

2.   receipt of premium payments;

3.   initial allocation among Divisions on the Allocation Date;

4.   transfers among Divisions;

5.   change of premium allocation;

6.   change between Death Benefit Option 1 and Option 2;

7.   increases or decreases in Specified Amount;

8.   withdrawals, surrenders or loans;

9.   receipt of loan repayments;

10.  reinstatements; and

11.  redemptions due to insufficient funds.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

STATE REGULATION

Lincoln Life is governed under the laws of the state of Indiana. An annual statement is filed with the Department of Indiana Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Lincoln Life and the Separate Account and verifies their adequacy and a full examination of Lincoln Life's operations is conducted by the Commissioner at least every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

LEGAL PROCEEDINGS

In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings. In some instances, these proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company are located in the SAI. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

TAX MATTERS

GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59(1)/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

We believe that even if you extend the Maturity Date of your Policy pursuant to the Extension of Maturity Date rider, the Policy will continue to qualify as life insurance under the Code. However, there is some uncertainty regarding this treatment. Therefore, it is possible that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 95 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to you.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

CHARGES FOR LINCOLN LIFE INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

THE POLICY

The Policy you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

SUICIDE AND INCONTESTABILITY

SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified

Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

MISSTATEMENTS

If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

APPENDIX A

ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly deduction adjustment is added, and that the mortality and expense risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999, below $1 Million, and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .53% of the aggregate average daily net assets of the Portfolios, plus a charge of .43% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2009. The .53% investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .43% expense figure is an arithmetic average of the expenses for the LVIP Funds, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the Delaware VIP High Yield Series, the MFS Portfolios, the Goldman Sachs Portfolio, the American Century Portfolios, the AFIS Portfolios, the PIMCO Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectus for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge, which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.86%, 4.14%, and 10.14%, respectively.


The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% State Premium Tax Charge. The illustrations also reflect deduction of the Monthly Deduction and addition of the monthly deduction adjustment.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide, without charge, a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
           ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:      12%   10.14%
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):   $1,425



         PREMIUMS            ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED    -----------------------------------  -----------------------------------
 OF   AT 4% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(2)     VALUE(2)  BENEFIT(2)     VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1        1,482            1,218         842     100,000        1,217         840    100,000
  2        3,023            2,544       2,168     100,000        2,542       2,165    100,000
  3        4,626            3,990       3,614     100,000        3,987       3,610    100,000
  4        6,293            5,575       5,199     100,000        5,561       5,185    100,000
  5        8,027            7,326       6,949     100,000        7,280       6,904    100,000
  6        9,830            9,259       8,945     100,000        9,155       8,841    100,000
  7       11,705           11,395      11,144     100,000       11,201      10,950    100,000
  8       13,655           13,742      13,554     100,000       13,437      13,249    100,000
  9       15,684           16,335      16,209     100,000       15,881      15,756    100,000
 10       17,793           19,199      19,136     100,000       18,554      18,492    100,000
 15       29,675           38,751      38,751     100,000       36,458      36,458    100,000
 20       44,131           70,944      70,944     100,000       65,831      65,831    100,000
 25       61,719          124,318     124,318     151,668      115,071     115,071    140,386
 30       83,118          210,996     210,996     244,755      194,640     194,640    225,782
 35      109,153          352,257     352,257     376,915      323,647     323,647    346,303
 40      140,828          584,782     584,782     614,021      535,477     535,477    562,251
 45                       958,083     958,083   1,005,987      871,924     871,924    915,520
 50                     1,547,136   1,547,136   1,624,493    1,393,600   1,393,600  1,463,280


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
           ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:       6%   4.14%
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):   $1,425



         PREMIUMS            ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED    -----------------------------------  -----------------------------------
 OF   AT 4% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(2)     VALUE(2)  BENEFIT(2)     VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1        1,482           1,144         768     100,000       1,143         766     100,000
  2        3,023           2,320       1,944     100,000       2,318       1,942     100,000
  3        4,626           3,530       3,154     100,000       3,527       3,151     100,000
  4        6,293           4,782       4,406     100,000       4,769       4,393     100,000
  5        8,027           6,090       5,713     100,000       6,046       5,670     100,000
  6        9,830           7,455       7,142     100,000       7,357       7,043     100,000
  7       11,705           8,881       8,630     100,000       8,701       8,450     100,000
  8       13,655          10,359      10,171     100,000      10,079       9,891     100,000
  9       15,684          11,903      11,777     100,000      11,492      11,366     100,000
 10       17,793          13,515      13,452     100,000      12,938      12,876     100,000
 15       29,675          22,538      22,538     100,000      20,631      20,631     100,000
 20       44,131          32,994      32,994     100,000      28,982      28,982     100,000
 25       61,719          44,910      44,910     100,000      37,692      37,692     100,000
 30       83,118          58,503      58,503     100,000      46,036      46,036     100,000
 35      109,153          74,691      74,691     100,000      52,884      52,884     100,000
 40      140,828          96,648      96,648     101,481      55,551      55,551     100,000
 45                      125,681     125,681     131,965      47,296      47,296     100,000
 50                      159,581     159,581     167,560           0           0           0


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
           ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:       0%   -1.86%
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):   $1,425



         PREMIUMS            ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED    -----------------------------------  -----------------------------------
 OF   AT 4% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(2)     VALUE(2)  BENEFIT(2)     VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1        1,482          1,070          694     100,000       1,069          693     100,000
  2        3,023          2,105        1,729     100,000       2,103        1,727     100,000
  3        4,626          3,107        2,730     100,000       3,104        2,727     100,000
  4        6,293          4,081        3,704     100,000       4,068        3,692     100,000
  5        8,027          5,039        4,663     100,000       4,998        4,622     100,000
  6        9,830          5,983        5,669     100,000       5,890        5,576     100,000
  7       11,705          6,911        6,660     100,000       6,744        6,493     100,000
  8       13,655          7,814        7,625     100,000       7,558        7,370     100,000
  9       15,684          8,702        8,577     100,000       8,332        8,206     100,000
 10       17,793          9,577        9,514     100,000       9,064        9,001     100,000
 15       29,675         13,542       13,542     100,000      11,975       11,975     100,000
 20       44,131         16,199       16,199     100,000      13,182       13,182     100,000
 25       61,719         16,834       16,834     100,000      11,770       11,770     100,000
 30       83,118         14,213       14,213     100,000       5,705        5,705     100,000
 35                       5,825        5,825     100,000           0            0           0
 40                           0            0           0           0            0           0
 45                           0            0           0           0            0           0
 50                           0            0           0           0            0           0


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
           ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:      12%   10.14%
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):   $1,425



         PREMIUMS            ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED    -----------------------------------  -----------------------------------
 OF   AT 4% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(2)     VALUE(2)  BENEFIT(2)     VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         1,482           1,215         838     101,215       1,214         837    101,214
  2         3,023           2,534       2,158     102,534       2,532       2,155    102,532
  3         4,626           3,968       3,592     103,968       3,965       3,588    103,965
  4         6,293           5,535       5,159     105,535       5,521       5,144    105,521
  5         8,027           7,261       6,884     107,261       7,212       6,836    107,212
  6         9,830           9,162       8,848     109,162       9,049       8,736    109,049
  7        11,705          11,255      11,004     111,255      11,044      10,793    111,044
  8        13,655          13,549      13,361     113,549      13,211      13,023    113,211
  9        15,684          16,075      15,949     116,075      15,565      15,440    115,565
 10        17,793          18,857      18,794     118,857      18,121      18,058    118,121
 15        29,675          37,569      37,569     137,569      34,708      34,708    134,708
 20        44,131          66,972      66,972     166,972      59,865      59,865    159,865
 25        61,719         112,730     112,730     212,730      97,691      97,691    197,691
 30        83,118         183,517     183,517     283,517     153,711     153,711    253,711
 35       109,153         292,550     292,550     392,550     235,600     235,600    335,600
 40       140,828         460,241     460,241     560,241     353,031     353,031    453,031
 45                       717,906     717,906     817,906     521,120     521,120    621,120
 50                     1,115,509   1,115,509   1,215,509     759,356     759,356    859,356


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
           ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:       6%   4.14%
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):   $1,425



         PREMIUMS            ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED    -----------------------------------  -----------------------------------
 OF   AT 4% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(2)     VALUE(2)  BENEFIT(2)     VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1         1,482         1,141          765     101,141       1,140         764     101,140
  2         3,023         2,311        1,935     102,311       2,309       1,932     102,309
  3         4,626         3,511        3,135     103,511       3,508       3,131     103,508
  4         6,293         4,749        4,372     104,749       4,735       4,359     104,735
  5         8,027         6,038        5,661     106,038       5,992       5,615     105,992
  6         9,830         7,380        7,066     107,380       7,275       6,961     107,275
  7        11,705         8,778        8,527     108,778       8,584       8,333     108,584
  8        13,655        10,221       10,033     110,221       9,917       9,729     109,917
  9        15,684        11,724       11,599     111,724      11,274      11,149     111,274
 10        17,793        13,290       13,227     113,290      12,652      12,589     112,652
 15        29,675        21,911       21,911     121,911      19,705      19,705     119,705
 20        44,131        31,281       31,281     131,281      26,465      26,465     126,465
 25        61,719        40,450       40,450     140,450      31,578      31,578     131,578
 30        83,118        47,563       47,563     147,563      32,194      32,194     132,194
 35       109,153        49,274       49,274     149,274      23,391      23,391     123,391
 40       140,828        40,003       40,003     140,003           0           0           0
 45                      10,411       10,411     110,411           0           0           0
 50                           0            0           0           0           0           0


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
           ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:       0%   -1.86%
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):   $1,425



         PREMIUMS            ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED    -----------------------------------  -----------------------------------
 OF   AT 4% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(2)     VALUE(2)  BENEFIT(2)     VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------  ------------  ---------  ----------  ------------  ---------  ----------
  1        1,482          1,067          691     101,067       1,066         690     101,066
  2        3,023          2,097        1,721     102,097       2,095       1,719     102,095
  3        4,626          3,090        2,714     103,090       3,087       2,711     103,087
  4        6,293          4,053        3,676     104,053       4,040       3,663     104,040
  5        8,027          4,997        4,621     104,997       4,954       4,578     104,954
  6        9,830          5,925        5,611     105,925       5,827       5,513     105,827
  7       11,705          6,835        6,584     106,835       6,657       6,406     106,657
  8       13,655          7,716        7,527     107,716       7,442       7,254     107,442
  9       15,684          8,580        8,455     108,580       8,183       8,057     108,183
 10       17,793          9,429        9,366     109,429       8,875       8,812     108,875
 15       29,675         13,206       13,206     113,206      11,479      11,479     111,479
 20       44,131         15,449       15,449     115,449      12,113      12,113     112,113
 25       61,719         15,273       15,273     115,273       9,793       9,793     109,793
 30       83,118         11,341       11,341     111,341       2,692       2,692     102,692
 35                       1,552        1,552     101,552           0           0           0
 40                           0            0           0           0           0           0
 45                           0            0           0           0           0           0
 50                           0            0           0           0           0           0


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

                              LINCOLN ENSEMBLE II VUL

                                   Offered by

                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY in connection with its Lincoln Life Flexible Premium Variable Life Account JF-A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble II VUL Insurance Policy (the "Policy") offered by The Lincoln National Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                               DATED: May 1, 2010

                                TABLE OF CONTENTS

                                                                      PAGE

The Company                                                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4


Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   7

Registration Statement                                                  8

Independent Registered Public Accounting Firm                           8

Financial Statements                                                    9

                              THE COMPANY

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an
Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC") also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.


                ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS AND FINANCIAL RATINGS.

The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial strength as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                          The LVIP S&P 500 Index Fund

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE
ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

                              PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $8,901,663 in 2009, $20,066,423 in 2008 and $11,383,912 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with LFD. Any such broker-dealers will be registered with the SEC and will be members of FINRA. We may also offer and sell Policies directly.

LFD or an affiliate will pay compesation to broker-dealers under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers not expected to exceed 95% of first year target premium and 5% of first excess premium, and 5% of target premium for the second through the tenth Policy Years for both renewals and excess premium. The target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation.

Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, LFD and its affiliates are not involved in determining that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, LFD or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy. All compensation is paid from our assets, which include fees and charges imposed on your Policy.

Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits.
Seven-day yield also does not include the effect of the premium tax charge, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the yield shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2009 was 0.74%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

                                     EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA of The Lincoln National Life Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
April 1, 2010

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2009       2008
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $58,816; 2008 -- $52,558)   $ 58,889   $ 46,489
      Equity (cost: 2009 -- $141; 2008 -- $187)                                155        139
   Trading securities                                                        2,366      2,189
   Mortgage loans on real estate                                             6,835      7,396
   Real estate                                                                 128        119
   Policy loans                                                              2,864      2,887
   Derivative investments                                                      841         60
   Other investments                                                           975        948
                                                                          --------   --------
         Total investments                                                  73,053     60,227
Cash and invested cash                                                       2,553      2,116
Deferred acquisition costs and value of business acquired                    9,396     11,184
Premiums and fees receivable                                                   302        445
Accrued investment income                                                      860        782
Reinsurance recoverables                                                     8,018     11,334
Reinsurance related embedded derivatives                                       139        167
Goodwill                                                                     3,011      3,520
Other assets                                                                 3,375      3,509
Separate account assets                                                     73,500     55,655
                                                                          --------   --------
         Total assets                                                     $174,207   $148,939
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                  $ 13,940   $ 17,054
Other contract holder funds                                                 63,744     59,441
Short-term debt                                                                 21          4
Long-term debt                                                               1,925      2,080
Funds withheld reinsurance liabilities                                       3,137      2,243
Deferred gain on business sold through reinsurance                             516        542
Payables for collateral on investments                                       1,924        880
Other liabilities                                                            2,099      1,382
Separate account liabilities                                                73,500     55,655
                                                                          --------   --------
         Total liabilities                                                 160,806    139,281
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares, authorized, issued and outstanding       10,588      9,132
Retained earnings                                                            2,915      3,135
Accumulated other comprehensive loss                                          (102)    (2,609)
                                                                          --------   --------
         Total stockholder's equity                                         13,401      9,658
                                                                          --------   --------
            Total liabilities and stockholder's equity                    $174,207   $148,939
                                                                          ========   ========

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                             ------------------------
                                                                                              2009     2008     2007
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $1,816   $1,835   $1,664
Insurance fees                                                                                2,841    2,990    2,930
Net investment income                                                                         4,006    3,975    4,181
Realized loss:
   Total other-than-temporary impairment losses on securities                                  (643)    (682)    (257)
   Portion of loss recognized in other comprehensive income                                     262       --       --
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (381)    (682)    (257)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (208)    (142)     130
                                                                                             ------   ------   ------
         Total realized loss                                                                   (589)    (824)    (127)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                               73       76       83
Other revenues and fees                                                                         299      271      323
                                                                                             ------   ------   ------
      Total revenues                                                                          8,446    8,323    9,054
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,406    2,438    2,379
Benefits                                                                                      2,388    2,654    2,330
Underwriting, acquisition, insurance and other expenses                                       2,579    2,960    2,520
Interest and debt expense                                                                        93       85       82
Impairment of intangibles                                                                       729       --       --
                                                                                             ------   ------   ------
   Total benefits and expenses                                                                8,195    8,137    7,311
                                                                                             ------   ------   ------
      Income before taxes                                                                       251      186    1,743
      Federal income tax expense (benefit)                                                      163      (68)     504
                                                                                             ------   ------   ------
         Net income                                                                          $   88   $  254   $1,239
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2009      2008      2007
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $ 9,132   $ 9,105   $ 9,088
Lincoln National Corporation purchase price                        --        --        (9)
Capital contribution from Lincoln National Corporation          1,451        --        --
Stock compensation/issued for benefit plans                         5        27        26
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,588     9,132     9,105
                                                              -------   -------   -------
RETAINED EARNINGS
Balance as of beginning-of-year                                 3,135     3,283     3,341
Cumulative effect from adoption of new accounting standards        97        --       (55)
Comprehensive income (loss)                                     2,692    (2,408)      876
Other comprehensive income (loss), net of tax                  (2,604)    2,662       363
                                                              -------   -------   -------
   Net income                                                      88       254     1,239
Dividends declared                                               (405)     (402)   (1,242)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,915     3,135     3,283
                                                              -------   -------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (2,609)       53       416
Cumulative effect from adoption of new accounting standards       (97)       --        --
Other comprehensive income (loss), net of tax                   2,604    (2,662)     (363)
                                                              -------   -------   -------
   Balance as of end-of-year                                     (102)   (2,609)       53
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $13,361   $ 9,658   $12,441
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ----------------------------
                                                                                 2009       2008      2007
                                                                               --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $     88   $   254   $ 1,239
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                        (371)     (237)     (916)
   Trading securities purchases, sales and maturities, net                          (20)      177       316
   Change in premiums and fees receivable                                           132       (61)      (88)
   Change in accrued investment income                                              (87)       19        13
   Change in future contract benefits                                            (3,165)    4,169       526
   Change in other contract holder funds                                            319       (71)      453
   Change in reinsurance related assets and liabilities                           2,790    (3,618)     (493)
   Change in federal income tax accruals                                            178    (45)      310
   Realized loss                                                                    589       824       127
   Impairment of intangibles                                                        729        --        --
   Amortization of deferred gain on business sold through reinsurance               (73)      (76)      (83)
   Other                                                                              1       (12)     (134)
                                                                               --------   -------   -------
      Net cash provided by operating activities                                   1,110     1,323     1,270
                                                                               --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (13,075)   (5,776)   (8,606)
Sales of available-for-sale securities                                            3,614     1,506     3,453
Maturities of available-for-sale securities                                       3,209     3,732     4,087
Purchases of other investments                                                     (779)   (1,163)   (2,018)
Sales or maturities of other investments                                          1,102       907     1,880
Increase (decrease) in payables for collateral on investments                     1,044      (255)     (369)
Proceeds from sale of subsidiaries/businesses                                         6        --        --
Other                                                                               (51)     (117)      (84)
                                                                               --------   -------   -------
      Net cash provided used in investing activities                             (4,930)   (1,166)   (1,657)
                                                                               --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --       250       375
Increase (decrease) in short-term debt                                                3       (14)       13
Deposits of fixed account values, including the fixed portion of variable        11,346     9,806     9,481
Withdrawals of fixed account values, including the fixed portion of variable     (5,440)   (5,910)   (6,645)
Transfers to and from separate accounts, net                                     (2,248)   (2,204)   (2,448)
Payment of funding agreements                                                        --      (550)       --
Common stock issued for benefit plans and excess tax benefits                        --         8        --
Capital contribution from parent company                                          1,001        --        --
Dividends paid to stockholders                                                     (405)     (402)     (787)
                                                                               --------   -------   -------
      Net cash provided by (used in) financing activities                         4,257       984       (11)
                                                                               --------   -------   -------
Net increase (decrease) in cash and invested cash                                   437     1,141      (398)
Cash and invested cash as of beginning-of-year                                    2,116       975     1,373
                                                                               --------   -------   -------
      Cash and invested cash as of end-of-year                                 $  2,553   $ 2,116   $   975
                                                                               ========   =======   =======

           See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's whole-saling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007. FPP's results subsequent to May 3, 2007, are excluded from these consolidated financial statements. On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.

The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).


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AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional


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analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security and our expectations of sale of such a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.


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As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income. Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

CREDIT-LINKED NOTES

We earn a spread between the coupon received on the credit-linked notes ("CLNs") and the interest credited on the funding agreements. Our CLNs were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality assets in these transactions are AAA-rated ABS secured by a pool of credit card receivables. The credit default swaps in the underlying portfolios are actively managed by the investment manager for the pool of underlying issuers in each of the transactions, as permitted in the CLN agreements. The investment manager, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by the investment manager. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer the investment manager has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the CLN agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependent upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the CLNs, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the CLN, which requires the subordinated classes of the investment pool to absorb all of the credit losses up to the current attachment point. LNL owns the mezzanine tranche of these investments.

Our evaluation of the CLNs for OTTI involves projecting defaults in the underlying collateral pool, making assumptions regarding severity and then comparing losses on the underlying collateral pool to the amount of subordination. We apply current published industry data of projected default rates to the underlying collateral pool to estimate the expected future losses. If expected losses were to exceed the attachment point, we may recognize an OTTI on the CLN. See Note 4 and Note 5 for additional discussion on our CLNs.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties


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whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Hierarchy." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge


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period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in


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the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 41% of permanent life insurance in force as of December 31, 2009, and approximately 71% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. In addition, for the deferred loss on the reinsurance ceded to LNBAR, we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

COMPENSATION -- RETIREMENT BENEFITS TOPIC

In December 2008, the FASB amended the disclosure requirements for the Compensation - Retirement Benefits Topic of the FASB ASC, which requires enhanced disclosures regarding the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The new disclosures include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets, including the level within the fair value hierarchy as defined by the Fair Value Measurements and Disclosures Topic of the FASB ASC. In addition, enhanced disclosures are required for fair value measurements of plan assets using Level 3 inputs. We adopted these amendments effective December 31, 2009, and have prospectively included the enhanced disclosures related to the applicable employee benefit plans in Note 18.

CONSOLIDATIONS TOPIC

In December 2007, the FASB amended the Consolidations Topic of the FASB ASC to establish accounting and reporting standards for noncontrolling interests, which represents the portion of equity in a subsidiary not attributable, directly or indirectly, to the parent. Noncontrolling interests must be identified, labeled and presented clearly on the face of the applicable consolidated financial statements, with amounts attributable to the parent and to the noncontrolling interest clearly identified. Changes in a parent's ownership interest while the parent retains its controlling financial interest must be consistently accounted for as an equity transaction. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary

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must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. In addition, financial statement disclosures must clearly distinguish between the interests of the parent and the interests of the noncontrolling owners. We adopted these amendments effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our derivative instruments and hedging activities in Note 6.

In addition, in June 2008, the FASB amended the Derivatives and Hedging Topic regarding the evaluation of an instrument (or embedded feature) indexed to an entity's own stock. The amendments to the accounting guidance require a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to an entity's own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. We adopted this amendment to the FASB ASC effective January 1, 2009, for all outstanding instruments as of that date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 22 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====

LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
      Total liabilities                                  $(17)
                                                         ====

REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, this adoption also resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses in our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our consolidated financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the non-credit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                   NET
                                   UNREALIZED   UNREALIZED
                                      OTTI         LOSS
                                     ON AFS       ON AFS
                                   SECURITIES   SECURITIES   TOTAL
                                   ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities      $33          $152      $185
Change in DAC, VOBA,
   DSI, and DFEL                       (6)          (30)      (36)
Income tax                             (9)          (43)      (52)
                                      ---          ----      ----
   Net cumulative effect
      adjustment                      $18           $79      $ 97
                                      ===           ===      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $121
CMOs                                       62
CDOs                                        2
                                         ----
   Total fixed maturity AFS securities   $185
                                         ====

In addition, we include on the face of our Consolidated Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On February 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amends the consolidation guidance related to VIEs. Primarily, the current quantitative analysis used under the Consolidations Topic of the FASB ASC will be eliminated and replaced with a qualitative approach that is focused on identifying the variable interest that has the power to direct the activities that most significantly impact the performance of the VIE and absorb losses or receive returns that could potentially be significant to the VIE. In addition, this new accounting standard will require an ongoing reassessment of the primary beneficiary of the VIE, rather than reassessing the primary beneficiary only upon the occurrence of certain pre-defined events. ASU 2009-17 will be effective as of the beginning of the annual reporting period that begins after November 15, 2009, and requires the reconsideration of all VIEs for consolidation in which an entity has a variable interest upon the effective date of these amendments.

In preparation for our adoption of ASU 2009-17 effective January 1, 2010, we are continuing to evaluate our involvement with entities we have determined are VIEs. Based on this evaluation, we may be required to consolidate the VIEs associated with our investment in CLNs. Upon the initial adoption of ASU 2009-17, if we consolidate the assets and liabilities of these VIEs, we have estimated the impact to be approximately $200 million, after-tax, which will be recorded as a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010. See Note 5 for more detail regarding our CLNs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our consolidated financial statements effective January 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our consolidated financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after November 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

3. FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED, CAPITAL CONTRIBUTION, REINSURANCE CEDED AND DIVIDEND

FUNDS WITHHELD AGREEMENT WITH LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FPP

We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                          $48
Other assets                                         15
                                                    ---
   Total assets                                     $63
                                                    ===

LIABILITIES
Future contract benefits                            $15
Deferred gain on business sold through reinsurance   47
Other liabilities                                     1
                                                    ---
    Total liabilities                               $63
                                                    ===

CAPITAL CONTRIBUTION OF LFM

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                              CONTRIBUTION
                                                  VALUE
                                              ------------
Cash and invested cash                            $  1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                                  ----
   Total capital contribution of LFM              $280
                                                  ====

The caption capital contribution from LNC, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $280 million capital contribution of LFM presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs and value of
   business acquired                                 $(230)
Other assets                                          (130)
                                                     -----
      Total assets                                   $(360)
                                                     =====
LIABILITIES
Future contract benefits                             $(539)
Other contract holder funds                            (47)
Funds withheld reinsurance liabilities                 434
Deferred loss on business sold through reinsurance     (78)
Other liabilities                                     (130)
                                                     -----
   Total liabilities                                 $(360)
                                                     =====

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following summarizes this dividend (in millions):

                                                     DIVIDENDED
                                                        VALUE
                                                     ----------
Investments                                           $ 1,809
Cash and invested cash                                     20
Deferred acquisition costs and value of
   business acquired                                      246
Premiums and fees receivable                                2
Accrued investment income                                  24
Reinsurance recoverables                                  669
Goodwill                                                    2
Future contract benefits                                 (705)
Other contract holder funds                            (1,509)
Other liabilities                                         (66)
                                                      -------
   Total dividend of FPP                              $   492
                                                      =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest on our consolidated financial statements.

Information (in millions) included on our Consolidated Balance Sheets for those VIEs where we had significant variable interest and where we were a sponsor was as follows:

                          AS OF DECEMBER 31, 2009
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $322        $--         $600

                           AS OF DECEMBER 31, 2008
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL       LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $50         $--         $600

CREDIT-LINKED NOTES

We invested in two CLNs where the note holders do not have voting rights or decision-making capabilities. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. As of December 31, 2009, we are not the primary beneficiary of the VIEs as the multi-tiered class structure of the CLNs requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the CLNs limits our participation in the residual returns. For information regarding our exposure to loss in our CLNs, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                             -----------------------------------------------
                                                              GROSS UNREALIZED
                                             AMORTIZED   -------------------------     FAIR
                                                COST      GAINS   LOSSES   OTTI(1)    VALUE
                                             ---------   ------   ------   -------   -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,046     $2,195   $1,084    $ 63     $44,094
U.S. Government bonds                            136         12       --      --         148
Foreign government bonds                         473         25        9      --         489
MBS:
   CMOs                                        5,819        246      289     149       5,627
   MPTS                                        2,874         61       26      --       2,909
   CMBS                                        2,332         46      330      --       2,048
ABS:
   CDOs                                          189         10       33       9         157
   CLNs                                          600         --      278      --         322
State and municipal bonds                      1,983         14       54      --       1,943
Hybrid and redeemable preferred securities     1,364         33      245      --       1,152
                                             -------     ------   ------    ----     -------
      Total fixed maturity securities         58,816      2,642    2,348     221      58,889
                                             -------     ------   ------    ----     -------
EQUITY SECURITIES
Banking securities                                25         --        1      --          24
Insurance securities                              44          2       --      --          46
Other financial services securities               22         12        6      --          28
Other securities                                  50          7       --      --          57
                                             -------     ------   ------    ----     -------
      Total equity securities                    141         21        7      --         155
                                             -------     ------   ------    ----     -------
         Total AFS securities                $58,957     $2,663   $2,355    $221     $59,044
                                             =======     ======   ======    ====     =======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Consolidated Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                       AS OF DECEMBER 31, 2008
                                             -------------------------------------------
                                                            GROSS UNREALIZED
                                             AMORTIZED   ---------------------     FAIR
                                                COST     GAINS   LOSSES   OTTI    VALUE
                                             ---------   -----   ------   ----   -------
FIXED MATURITY SECURITIES
Corporate bonds                               $38,608     $608   $4,341    $--   $34,875
U.S. Government bonds                             158       36       --     --       194
Foreign government bonds                          509       33       48     --       494
MBS:
   CMOs                                         6,612      168      733     --     6,047
   MPTS                                         1,749       57       37     --     1,769
   CMBS                                         2,428        7      588     --     1,847
ABS:
   CDOs                                           255        6      102     --       159
   CLNs                                           600       --      550     --        50
State and municipal bonds                         118        2        2     --       118
Hybrid and redeemable preferred securities      1,521        6      591     --       936
                                              -------     ----   ------    ---   -------
      Total fixed maturity securities          52,558      923    6,992     --    46,489
                                              -------     ----   ------    ---   -------
EQUITY SECURITIES
Banking securities                                 34       --       20     --        14
Insurance securities                               71        1       20     --        52
Other financial services securities                28        4        7     --        25
Other securities                                   54        4       10     --        48
                                              -------     ----   ------    ---   -------
      Total equity securities                     187        9       57     --       139
                                              -------     ----   ------    ---   -------
         Total AFS securities                 $52,745     $932   $7,049    $--   $46,628
                                              =======     ====   ======    ===   =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                    AS OF
                                              DECEMBER 31, 2009
                                             -------------------
                                             AMORTIZED    FAIR
                                                COST      VALUE
                                             ---------   -------
Due in one year or less                       $ 1,891    $ 1,923
Due after one year through five years          13,021     13,578
Due after five years through ten years         15,821     16,447
Due after ten years                            16,269     15,878
                                              -------    -------
   Subtotal                                    47,002     47,826
MBS                                            11,025     10,584
CDOs                                              189        157
CLNs                                              600        322
                                              -------    -------
      Total fixed maturity AFS securities     $58,816    $58,889
                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2009
                                                                ----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   -------------------   --------------------
                                                                           GROSS                 GROSS                   GROSS
                                                                         UNREALIZED            UNREALIZED             UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR     LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE       OTTI
                                                                ------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $4,163      $221      $5,638     $  926     $ 9,801     $1,147
U.S. Government bonds                                                1        --           3         --           4         --
Foreign government bonds                                            30        --          46          9          76          9
MBS:
   CMOs                                                            382       151         870        287       1,252        438
   MPTS                                                          1,227        14          81         12       1,308         26
   CMBS                                                            152        13         619        317         771        330
ABS:
   CDOs                                                              9         6         127         36         136         42
   CLNs                                                             --        --         322        278         322        278
State and municipal bonds                                        1,190        45          53          9       1,243         54
Hybrid and redeemable preferred securities                         105         5         795        240         900        245
                                                                ------      ----      ------     ------     -------     ------
      Total fixed maturity securities                            7,259       455       8,554      2,114      15,813      2,569
                                                                ------      ----      ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   1         1          --         --           1          1
Insurance securities                                                 8        --          --         --           8         --
Other financial services securities                                  4         6          --         --           4          6
Other securities                                                     1        --          --         --           1         --
                                                                ------      ----      ------     ------     -------     ------
      Total equity securities                                       14         7          --         --          14          7
                                                                ------      ----      ------     ------     -------     ------
         Total AFS securities                                   $7,273      $462      $8,554     $2,114     $15,827     $2,576
                                                                ======      ====      ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                            1,696
                                                                                                                         =====

                                                                                     AS OF DECEMBER 31, 2008
                                                                -----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS        TWELVE MONTHS              TOTAL
                                                                --------------------   -------------------   --------------------
                                                                             GROSS                GROSS                   GROSS
                                                                  FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                                 VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                                -------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $18,373     $2,282     $5,692     $2,059     $24,065     $4,341
U.S. Government bonds                                                 3         --         --         --           3         --
Foreign government bonds                                            145         15         50         33         195         48
MBS:
   CMOs                                                             807        279        688        454       1,495        733
   MPTS                                                              95         25         51         12         146         37
   CMBS                                                           1,099        169        474        419       1,573        588
ABS:
   CDOs                                                              76         21         67         81         143        102
   CLNs                                                              --         --         50        550          50        550
State and municipal bonds                                            28          2          2         --          30          2
Hybrid and redeemable preferred securities                          448        261        406        330         854        591
                                                                -------     ------     ------     ------     -------     ------
      Total fixed maturity securities                            21,074      3,054      7,480      3,938      28,554      6,992
                                                                -------     ------     ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   14         20         --         --          14         20
Insurance securities                                                 30         20         --         --          30         20
Other financial services securities                                  16          7         --         --          16          7
Other securities                                                     22          9          2          1          24         10
                                                                -------     ------     ------     ------     -------     ------
      Total equity securities                                        82         56          2          1          84         57
                                                                -------     ------     ------     ------     -------     ------
         Total AFS securities                                   $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                                =======     ======     ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                             3,507
                                                                                                                         ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                               AS OF DECEMBER 31, 2009
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  415     $  125   $  4          80
Six months or greater, but less than nine months         115         60     --          25
Nine months or greater, but less than twelve months      409        160     93          96
Twelve months or greater                               1,623      1,264    116         309
                                                      ------     ------   ----         ---
   Total AFS securities                               $2,562     $1,609   $213         510
                                                      ======     ======   ====         ===

                                                               AS OF DECEMBER 31, 2008
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  781     $  389    $--          159
Six months or greater, but less than nine months       1,141        536     --          206
Nine months or greater, but less than twelve months    1,552        785     --          223
Twelve months or greater                               4,027      3,509     --          785
                                                      ------     ------    ---        -----
   Total AFS securities                               $7,501     $5,219    $--        1,373
                                                      ======     ======    ===        =====

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $4.5 billion decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $152 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                    FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $ --
   Cumulative effect from adoption of new
      accounting standard                              30
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           259
   Decreases attributable to:
      Securities sold                                 (29)
                                                     ----
         Balance as of end-of-year                   $260
                                                     ====

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2009     2008
                                               ------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,641   $1,467
U.S. Government bonds                             370      414
Foreign government bonds                           29       38
MBS:
   MPTS                                            60       31
   CMOs                                           124      118
   CMBS                                            81       76
State and municipal bonds                          18       13
Hybrid and redeemable preferred securities         41       30
                                               ------   ------
      Total fixed maturity securities           2,364    2,187
Other equity securities                             2        2
                                               ------   ------
         Total trading securities              $2,366   $2,189
                                               ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2009, 2008 and 2007 was $126 million, $172 million and $8 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 29% and 30% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans            2     --
                                          ====    ===
Impaired mortgage loans                   $ 22    $--
Valuation allowance associated with
   impaired mortgage loans                  (8)    --
                                          ----    ---
   Carrying value of impaired
      mortgage loans                      $ 14    $--
                                          ====    ===

The average carrying value and associated interest income on the impaired mortgage loans (in millions) is as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                                -------------------
                                 2009   2008   2007
                                 ----   ----   ----
Average carrying value for
   impaired loans                 $ 8   $--     $11
Interest income recognized on
   impaired mortgage loans         --    --       1
Amount of interest income
   collected on impaired
   mortgage loans                  --    --       1

ALTERNATIVE INVESTMENTS

As of December 31, 2009 and 2008, alternative investments included investments in approximately 99 and 102 different partnerships, respectively, and the portfolio represented less than 1% and 1% of our overall invested assets, respectively.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2009     2008     2007
                              ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity AFS
   securities                 $3,373   $3,236   $3,264
Equity AFS securities              7        8       19
Trading securities               148      154      163
Mortgage loans on
   real estate                   451      473      491
Real estate                       17       20       41
Standby real estate equity
   commitments                     1        3       12
Policy loans                     169      177      172
Invested cash                      8       45       78
Alternative investments          (54)     (34)     102
Consent fees                       5        5       10
Other investments                  8       --        7
                              ------   ------   ------
   Investment income           4,133    4,087    4,359
Investment expense              (127)    (112)    (178)
                              ------   ------   ------
      Net investment income   $4,006   $3,975   $4,181
                              ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                    2009     2008     2007
                                   -----   -------   -----
Fixed maturity AFS securities:
   Gross gains                     $ 154   $    49   $ 120
   Gross losses                     (687)   (1,059)   (176)
Equity AFS securities:
   Gross gains                         5         1       3
   Gross losses                      (27)      (33)   (111)
Gain (loss) on other
   investments                      (100)       31      22
Associated amortization
   expense of DAC, VOBA, DSI
   and DFEL and changes in
   other contract holder funds
   and funds withheld
   reinsurance liabilities           157       244      29
                                   -----   -------   -----
      Total realized loss on
         investments, excluding
         trading securities         (498)     (767)   (113)
      Loss on certain derivative
         instruments                 (35)      (83)     (2)
      Associated amortization
         expense of DAC, VOBA,
         DSI and DFEL and
         changes in other
         contract holder funds        --        --       1
                                   -----   -------   -----
         Total realized loss on
            investments and
            certain derivative
            instruments,
            excluding trading
            securities             $(533)  $  (850)  $(114)
                                   =====   =======   =====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  --------------------
                                   2009    2008   2007
                                  -----   -----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                $ 209   $ 527   $119
   Foreign government bonds          --      --      1
   MBS:
      CMOs                          237     289     17
      CMBS                           --       1      2
   ABS:
      CDOs                           39       1      7
   Hybrid and redeemable
      preferred securities           67      50     --
                                  -----   -----   ----
      Total fixed maturity
         securities                 552     868    146
                                  -----   -----   ----
Equity securities:
   Banking securities                10      --     --
   Insurance securities               8       1     --
   Other financial services
      securities                      3      24    111
   Other securities                   6       7     --
                                  -----   -----   ----
      Total equity securities        27      32    111
                                  -----   -----   ----
         Gross OTTI recognized
            in net income           579     900    257
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                   (198)   (218)    --
                                  -----   -----   ----
            Net OTTI recognized
               in net income,
               pre-tax            $ 381   $ 682   $257
                                  =====   =====   ====
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $ 339   $  --   $ --
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                     (77)     --     --
                                  -----   -----   ----
   Net portion of OTTI
      recognized in OCI, pre-tax  $ 262   $  --   $ --
                                  =====   =====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS

As of December 31, 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) and the fair value of the related investments included on our Consolidated Balance Sheets consisted of the following:

                                                                                             AS OF DECEMBER 31,
                                                                                    ------------------------------------
                                                                                           2009               2008
                                                                                    -----------------   ----------------
                                                                                    CARRYING    FAIR    CARRYING    FAIR
                                                                                      VALUE     VALUE     VALUE    VALUE
                                                                                    --------   ------   --------   -----
Collateral payable held for derivative investments(1)                                $  634    $  634     $(17)     $(17)
Securities pledged under securities lending agreements(2)                               501       479      427       410
Securities pledged under reverse repurchase agreements(3)                               344       359      470       496
Securities pledged for Treasury Asset-Backed Securities Loan Facility ("TALF")(4)       345       386       --        --
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
   ("FHLBI")(5)                                                                         100       111       --        --
                                                                                     ------    ------     ----      ----
   Total payables for collateral on investments                                      $1,924    $1,969     $880      $889
                                                                                     ======    ======     ====      ====

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parities contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on our Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   ------   -----   -----
Collateral payable held for
   derivative investments          $  651   $ (17)  $  --
Securities pledged under
   securities lending
   agreements                          74    (228)   (369)
Securities pledged under
   reverse repurchase
   agreements                        (126)    (10)     --
Securities pledged
   for TALF                           345      --      --
Securities pledged for FHLBI          100      --      --
                                   ------   -----   -----
   Total increase (decrease) in
      payables for collateral on
      investments                  $1,044   $(255)  $(369)
                                   ======   =====   =====

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $786 million, which included $381 million of limited partnerships, $220 million of standby commitments to purchase real estate upon completion and leasing and $182 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.5 billion and $3.3 billion, or 6% and 5% of our invested assets portfolio totaling $73.1 billion and $60.2 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion and $6.5 billion, or 9% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

CREDIT-LINKED NOTES

As of December 31, 2009 and 2008, respectively, other contract holder funds on our Consolidated Balance Sheets included $600 million outstanding in funding agreements. We invested the proceeds of $600 million received for issuing two funding agreements in 2006 and 2007 into two separate CLNs originated by a third party company. The CLNs are included in fixed maturity AFS securities on our Consolidated Balance Sheets.

To date, there has been one default in the underlying collateral pool of the $400 million CLN and two defaults in the underlying collateral pool of the $200 million CLN. There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2009.

During the year ended December 31, 2009, as in the general markets, spreads on these transactions have tightened, reducing unrealized losses. We had unrealized losses of $278 million on the $600 million in CLNs and $550 million on the $600 million in CLNs as of December 31, 2009 and 2008, respectively. As described more fully in the realized loss related to investments section above, we regularly review our investment holdings for OTTI. Based upon this review, we believe that these securities were not OTTI as of December 31, 2009 and 2008, respectively. The following summarizes the fair value to amortized cost ratio of the CLNs:


                                  AS OF      AS OF DECEMBER 31,
                               JANUARY 31,   ------------------
                                  2010           2009   2008
                               -----------       ----   ----
Fair value to amortized
   cost ratio                      52%            54%    8%

The following summarizes information regarding our investments in these securities (dollars in millions) as of December 31, 2009:

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                     $400          $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost                    $     400      $    200
Fair value                              209           113
Original attachment point
   (subordination)                     5.50%         2.05%
Current attachment point
   (subordination)                     4.78%         1.48%
Maturity                           12/20/16       3/20/17
Current rating of tranche               B-            Ba3
Current rating of underlying
   collateral pool                 Aa1-Caa2        Aaa-B1
Number of entities                      124            99
Number of countries                      19            23

The following summarizes the exposure of the CLNs' underlying collateral by industry and rating as of December 31, 2009:

                                     AAA    AA      A     BBB    BB    B     CC   TOTAL
                                     ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Financial intermediaries             0.4%   3.5%   7.2%   0.5%  0.0%  0.0%  0.0%   11.6%
Telecommunications                   0.0%   0.0%   5.9%   4.0%  1.1%  0.0%  0.0%   11.0%
Oil and gas                          0.0%   1.4%   1.2%   4.9%  0.0%  0.0%  0.0%    7.5%
Utilities                            0.0%   0.0%   2.4%   2.1%  0.0%  0.0%  0.0%    4.5%
Chemicals and plastics               0.0%   0.0%   2.3%   1.6%  0.0%  0.0%  0.0%    3.9%
Drugs                                0.3%   2.5%   0.9%   0.0%  0.0%  0.0%  0.0%    3.7%
Retailers (except food & drug)       0.0%   0.0%   0.7%   1.8%  1.1%  0.0%  0.0%    3.6%
Industrial equipment                 0.0%   0.0%   2.9%   0.3%  0.0%  0.0%  0.0%    3.2%
Sovereign                            0.0%   0.3%   1.6%   1.4%  0.0%  0.0%  0.0%    3.3%
Property and Casualty Insurance      0.0%   0.0%   1.6%   1.1%  0.0%  0.0%  0.5%    3.2%
Forest products                      0.0%   0.0%   0.0%   1.6%  1.4%  0.0%  0.0%    3.0%
Other Industry < 3% (28 Industries)  0.9%   2.8%  15.6%  17.1%  3.4%  1.7%  0.0%   41.5%
                                     ---   ----   ----   ----   ---   ---   ---   -----
   Total by industry                 1.6%  10.5%  42.3%  36.4%  7.0%  1.7%  0.5%  100.0%
                                     ===   ====   ====   ====   ===   ===   ===   =====

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, basis risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate futures and interest rate cap agreements. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2009, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that did not qualify as hedging instruments and derivative instruments that were economic hedges, but were not designed to meet the requirements to be accounted for as a hedge. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 22 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                                          AS OF DECEMBER 31, 2009
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                            OF        NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN     LOSS   GAIN     LOSS
                                                        -----------   --------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                            85      $   620   $   24   $ (45)  $ --   $    --
   Foreign currency swaps(1)                                   13          340       33     (19)    --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                     98          960       57     (64)    --        --
                                                          -------      -------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements (1)                               20        1,000       --      --     --        --
Interest rate futures (1)                                  19,073        2,333       --      --     --        --
Equity futures (1)                                         21,149        1,147       --      --     --        --
Interest rate swap agreements (1)                              81        6,232       63    (349)    --        --
Foreign currency forwards (1)                                  17        1,035       12     (91)    --        --
Credit default swaps (2)                                       14          220       --      --     --       (65)
Put options (1)                                               114        4,093      935      --     --        --
Call options (based on LNC stock) (1)                           1            9       --      --     --        --
Call options (based on S&P 500) (1)                           559        3,440      215      --     --        --
Variance swaps (1)                                             36           26       66     (22)    --        --
Currency futures (1)                                        3,664          505       --      --     --        --
Embedded derivatives:
   Deferred compensation plans (2)                              6           --       --      --     --      (314)
   Indexed annuity contracts (3)                          108,119           --       --      --     --      (419)
   GLB embedded derivative reserves (3)                   261,309           --       --      --    308      (984)
   Reinsurance related embedded derivatives (4)                --           --      139      --     --        --
   AFS securities embedded derivatives (1)                      2           --       19      --     --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            414,164       20,040    1,449    (462)   308    (1,782)
                                                          -------      -------   ------   -----   ----   -------
            Total derivative instruments                  414,262      $21,000   $1,506   $(526)  $308   $(1,782)
                                                          =======      =======   ======   =====   ====   =======

                                                                         AS OF DECEMBER 31, 2008
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                             OF       NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN    LOSS    GAIN     LOSS
                                                        -----------   --------    ----   -----    ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                           106      $  780     $ 70   $(121)   $ --   $    --
   Foreign currency swaps(1)                                   14         366       68      (3)     --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                    120       1,146      138    (124)     --        --
                                                          -------      ------     ----   -----    ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                                44       2,200       --      --      --        --
Credit default swaps(2)                                        11         149       --      --      --       (51)
Call options (based on LNC stock)(1)                            2          18       --      --      --        --
Call options (based on S&P 500)(1)                            553       2,951       31      --      --        --
Embedded derivatives:
   Deferred compensation plans(2)                               7          --       --      --      --      (223)
   Indexed annuity contracts(3)                            80,809          --       --      --      --      (252)
   GLB embedded derivative reserves(3)                    215,597          --       --      --     517    (3,421)
   Reinsurance related embedded derivatives(4)                 --          --      167      --      --        --
   AFS securities embedded derivatives(1)                       3          --       15      --      --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            297,026       5,318      213      --     517    (3,947)
                                                          -------      ------     ----   -----    ----   -------
            Total derivative instruments                  297,146      $6,464     $351   $(124)   $517   $(3,947)
                                                          =======      ======     ====   =====    ====   =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative financial instruments (in millions) was as follows:

                                                                REMAINING LIFE AS OF DECEMBER 31, 2009
                                                            -----------------------------------------------
                                                            LESS THAN   1 - 5    5 - 10   10 - 30
                                                             1 YEAR     YEARS     YEARS    YEARS     TOTAL
                                                            ---------   ------   ------   -------   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements                              $   24    $   94   $  236    $  266   $   620
   Foreign currency swaps                                         --        94      165        81       340
                                                              ------    ------   ------    ------   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                        24       188      401       347       960
                                                              ------    ------   ------    ------   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                                     850       150       --        --     1,000
Interest rate futures                                          2,333        --       --        --     2,333
Equity futures                                                 1,147        --       --        --     1,147
Interest rate swap agreements                                    395     1,735    1,538     2,564     6,232
Foreign currency forwards                                      1,035        --       --        --     1,035
Credit default swaps                                              20        40      160        --       220
Put options                                                       --     1,289    2,679       125     4,093
Call options (based on LNC stock)                                  9        --       --        --         9
Call options (based on S&P 500)                                2,616       824       --        --     3,440
Variance swaps                                                    --         3       23        --        26
Currency futures                                                 505        --       --        --       505
                                                              ------    ------   ------    ------   -------
      Total derivative instruments not designated and not
         qualifying as hedging instruments                     8,910     4,041    4,400     2,689    20,040
                                                              ------    ------   ------    ------   -------
Total derivative instruments with notional amounts            $8,934    $4,229   $4,801    $3,036   $21,000
                                                              ======    ======   ======    ======   =======

The change in our unrealized loss on derivative instruments in accumulated OCI (in millions) was as follows:

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
                                                                      ------------
UNREALIZED LOSS ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                           $(15)
Other comprehensive income (loss):
   Unrealized holding losses arising during the period:
      Cash flow hedges:
         Interest rate swap agreements                                      33
         Foreign currency swaps                                            (52)
   Change in DAC, VOBA, DSI and other contract holder funds                 22
   Income tax benefit                                                        2
   Less:
      Reclassification adjustment for gains included in net income:
         Cash flow hedges:
            Interest rate swap agreements(1)                                 4
      Income tax expense                                                    (1)
                                                                          ----
               Balance as of end-of-year                                  $(13)
                                                                          ====

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income.

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS
   DESIGNATED AND QUALIFYING
   AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap
      agreements(1)                     $   3   $   4   $  5
   Foreign currency swaps(1)                2      (1)    (1)
                                        -----   -----   ----
         Total derivative instruments
            designated and qualifying
            as hedging instruments          5       3      4
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS NOT
   DESIGNATED AND NOT
   QUALIFYING AS HEDGING
   INSTRUMENTS
Interest rate futures(2)                  (60)     --     --
Equity futures(2)                         (55)     --     --
Interest rate swap agreements(2)         (150)     --     --
Foreign currency forwards(1)               23      --     --
Credit default swaps(1)                     2       1     --
Put options(2)                           (136)     --     --
Call options (based on LNC
   stock)(2)                               --      (8)    (3)
Call options (based on
   S&P 500)(2)                             84    (204)     6
Variance swaps(2)                         (39)     --     --
Currency futures(2)                       (18)     --     --
Embedded derivatives:
   Deferred compensation plans(3)         (10)     (1)   (15)
   Indexed annuity contracts(2)             6      37    (12)
   GLB embedded derivative
      reserves(2)                          24     (21)   (25)
   Reinsurance related embedded
      derivatives(2)                     (155)    226      7
                                        -----   -----   ----
         Total derivative instruments
            not designated and not
            qualifying as hedging
            instruments                  (484)     30    (42)
                                        -----   -----   ----
               Total derivative
                  instruments           $(479)  $  33   $(38)
                                        =====   =====   ====

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2)  Reported in realized loss on our Consolidated Statements of Income.

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                    2009   2008   2007
                                    ----   ----   ----
Ineffective portion recognized in
   realized loss                    $(1)    $ 1   $(1)
                                    ===     ===   ===
Gain recognized as a component of
   OCI with the offset to:
   Net investment income            $ 4     $ 2   $ 3
   Benefit recovery (expense)        --      --     1
                                    ---     ---   ---
                                    $ 4     $ 2   $ 4
                                    ===     ===   ===

As of December 31, 2009, none of the deferred net gains on derivative instruments in accumulated OCI are expected to be reclassified to earnings during 2010. A reclassification would be due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2009, 2008 and 2007, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge the interest rate risk to our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2037.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting treatment.

INTEREST RATE FUTURES AND EQUITY FUTURES

We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price. Cash settlements on the change in market value of financial futures contracts, along with the resulting gains or losses, are recorded on our Consolidated Statements of Income as specified in the table above.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products. The change in market value and periodic cash settlements are recorded as a component of realized loss on our Consolidated Statements of Income.

FOREIGN CURRENCY FORWARDS

We use foreign currency forward contracts to hedge the currency risk on certain investments associated with our variable annuity products. The foreign currency forward contracts obligate us to deliver a specified amount of currency at a future date and a specified exchange rate. The contract does not qualify for hedge accounting under the Derivatives and Hedging Topic of the FASB ASC. Therefore, all gains or losses on the foreign currency forward contracts are recorded as a component of realized loss on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting treatment.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (in millions) was as follows:

                              AS OF DECEMBER 31, 2009
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF       RATING OF       FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)     PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)         A2/A         $ --       $ 10
6/20/2010      (2)         (4)         A1/A           --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2016     (3)         (4)        A2/A(5)        (11)        24
12/20/2016     (3)         (4)        A2/A(5)         (8)        24
3/20/2017      (3)         (4)        A2/A(5)         (3)        23
3/20/2017      (3)         (4)        A2/A(5)         (9)        22
3/20/2017      (3)         (4)        A2/A(5)         (5)        18
3/20/2017      (3)         (4)        A2/A(5)        (13)        18
3/20/2017      (3)         (4)        A2/A(5)         (4)        17
3/20/2017      (3)         (4)        A2/A(5)        (12)        14
                                                    ----       ----
                                                    $(65)      $220
                                                    ====       ====

                              AS OF DECEMBER 31, 2008
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)    PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)        Aa3/A+        $ (1)      $ 10
6/20/2010      (2)         (4)         Aa2/A          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           (1)        10
3/20/2017      (3)         (4)        A2/A(5)        (14)        22
3/20/2017      (3)         (4)        A2/A(5)        (10)        14
3/20/2017      (3)         (4)        A2/A(5)         (8)        18
3/20/2017      (3)         (4)        A2/A(5)        (11)        18
3/20/2017      (3)         (4)        A2/A(5)         (6)        17
                                                    ----       ----
                                                    $(51)      $149
                                                    ====       ====

----------
(1) Broker quotes are used to determine the market value of credit default swaps.

(2) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(3) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(4) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(5) These credit default swaps were sold to a counterparty of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

Details underlying the associated collateral of our open credit default swaps for which we are the seller as of December 31, 2009, if credit risk related contingent features were triggered (in millions) were as follows:

                                           AS OF
                                       DECEMBER 31,
                                       ------------
                                       2009   2008
                                       ----   -----
Maximum potential payout               $220   $149
Less:
   Counterparty thresholds               30     30
                                       ----   ----
      Maximum collateral potentially
         required to post              $190   $119
                                       ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. In the event that these netting agreements were not in place, fair values of the associated investments, counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash would have required that we post approximately $55 million as of December 31, 2009.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount. The change in market value of the put options along with the resulting gains or losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment. The mark-to-market changes are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance of an underlying index and the fixed variance rate determined as of inception. The change in market value and resulting gains and losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate. These contracts do not qualify for hedge accounting treatment; therefore, all cash settlements along with the resulting gains or losses are recorded on our Consolidated Statements of Income as specified in the table above.

EMBEDDED DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income on our Consolidated Statements of Income as specified in the table above.

INDEXED ANNUITY CONTRACTS

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

GUARANTEED LIVING BENEFIT EMBEDDED DERIVATIVE RESERVES

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Consolidated Statements of Income as specified in the table above. As of December 31, 2009, we had $23.5 billion of account values that were attributable to variable annuities with a GWB feature and $9.3 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We re-balance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded on our Consolidated Statements of Income as specified in the table above. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(140) million and $15 million as of December 31, 2009 and 2008, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $279 million and $152 million as of December 31, 2009 and 2008, respectively.

AFS SECURITIES EMBEDDED DERIVATIVES

We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through our Consolidated Statements of Income as specified in the table above.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk.

The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2009, the exposure was $159 million.

The amounts recognized (in millions) by S&P credit rating of counterparty as of December 31, 2009, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                COLLATERAL     COLLATERAL
 S&P CREDIT     POSTED BY      POSTED BY
 RATING OF    COUNTERPARTY   LNC (HELD BY
COUNTERPARTY  (HELD BY LNC)  COUNTERPARTY)
------------  -------------  -------------
    AAA            $  3          $  --
     AA             140             --
    AA-             272             --
     A+             171            (13)
     A              328           (240)
                   ----          -----
                   $914          $(253)
                   ====          =====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) (in millions) was as follows:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                              ---------------------
                              2009     2008    2007
                              ----    -----    ----
Current                       $172    $(292)   $372
Deferred                        (9)     224     132
                              ----    -----    ----
   Total federal income tax
      expense (benefit)       $163    $ (68)   $504
                              ====    =====    ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                                --------------------
                                2009    2008    2007
                                ----    ----    ----
Tax rate of 35% times pre-tax
   income                       $ 88    $ 65    $610
Effect of:
Goodwill                         238      --      --
   Separate account dividend
      received deduction         (77)    (82)    (88)
Tax credits                      (47)    (25)    (22)
   Prior year tax return
      adjustment                 (60)    (34)    (14)
Other items                       21       8      18
                                ----    -----    ----

      Provision (benefit) for
         income taxes           $163    $(68)   $504
                                ====    ====    ====
Effective tax rate               N/M     N/M      29%
                                ====    ====    ====

The effective tax rate is a ratio of tax expense over pre-tax income. Because the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return adjustment.

The federal income tax asset (liability) (in millions), which is included in other liabilities as of December 31, 2009, and other assets as of December 31, 2008, on our Consolidated Balance Sheets, was as follows:


                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009    2008
                                      -----    ----
Current                               $(250)   $(66)
Deferred                               (523)    954
                                      -----    ----
   Total federal income tax asset
      (liability)                     $(773)   $888
                                      =====    ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                              ------------------
                                                2009     2008
                                               ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                       $1,778   $1,616
Net unrealized loss on AFS securities              --    2,142
Other investments                                 317      362
Reinsurance deferred gain                         163      190
Modco embedded derivative                          49       --
Compensation and benefit plans                    145      153
Net capital loss                                  112       --
Ceding commission asset                             3        5
Other                                              81      102
                                               ------   ------
      Total deferred tax assets                 2,648    4,570
                                               ------   ------
DEFERRED TAX LIABILITIES
DAC                                             1,947    1,992
VOBA                                              734    1,317
Intangibles                                       192      140
Net unrealized gain on AFS securities              38       --
Net unrealized gain on trading securities          55       12
Modco embedded derivative                          --        5
Other                                             205      150
                                               ------   ------
      Total deferred tax liabilities            3,171    3,616
                                               ------   ------
         Net deferred tax asset (liability)    $ (523)  $  954
                                               ======   ======

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LNL had net capital loss carryforwards of $319 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of December 31, 2009 and 2008, $180 million and $142 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $45 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $264   $290
   Increases for prior year tax positions         26     16
   Decreases for prior year tax positions         (1)   (46)
   Increases for current year tax
      positions                                   11     20
   Decreases for current year tax
      positions                                   (7)    (6)
   Decreases for settlements with taxing
      authorities                                 --     (8)
   Decreases for lapse of statute of
      limitations                                 --     (2)
                                                ----   ----
         Balance as of end-of-year              $293   $264
                                                ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008 and 2007, we recognized interest and penalty expense related to uncertain tax positions of $11 million, $1 million and $19 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $75 million and $64 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $242 million, for a reversion to the mean FOR THE YEARS prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS
                                         ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 7,421    $5,765    $4,577
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (31)
   Dividend of FPP                        --        --      (246)
   Reinsurance assumed (ceded)            48      (230)       --
   Transfer of business to a third
      party                              (37)       --        --
   Deferrals                           1,614     1,811     2,002
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes              (15)     (368)       27
      Prospective unlocking --
         model refinements                --        44       (49)
      Retrospective unlocking             82      (120)       64
      Other amortization, net of
         interest                       (748)     (712)     (753)
   Adjustment related to realized
      gains                               91       137        78
   Adjustment related to
      unrealized gains (losses)       (1,146)    1,094        96
                                     -------    ------    ------
         Balance as of end-of-year   $ 7,310    $7,421    $5,765
                                     =======    ======    ======

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 3,763    $2,809    $3,032
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (35)
   Business acquired                      --        --        14
   Transfer of business to a third
      party                             (255)       --        --
   Deferrals                              30        40        46
   Amortization:
      Prospective unlocking --
         assumption changes              (20)       (7)       13
      Prospective unlocking --
         model refinements                --         6        (2)
      Retrospective unlocking            (44)      (38)       13
      Other amortization                (349)     (335)     (421)
   Accretion of interest(1)              102       116       125
   Adjustment related to realized
      gains                               43        98        --
   Adjustment related to
      unrealized gains (losses)       (1,184)    1,074        24
                                     -------    ------    ------
         Balance as of end-of-year   $ 2,086    $3,763    $2,809
                                     =======    ======    ======

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $  246
2011            207
2012            185
2013            167
2014            139
Thereafter    1,260
             ------
   Total     $2,204
             ======

Changes in DSI (in millions) were as follows:

                                        FOR THE YEARS
                                     ENDED DECEMBER 31,
                                     ------------------
                                     2009   2008   2007
                                     ----   ----   ----
Balance as of beginning-of-year      $310   $279   $194
   Cumulative effect of the
      adoption of new accounting
      standards                        --     --     (3)
   Deferrals                           76     96    116
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes            --    (37)     2
      Prospective unlocking --
         model refinements             --     --     (1)
      Retrospective unlocking          11     (6)     1
      Other amortization, net of
         interest                     (38)   (28)   (35)
   Adjustment related to realized
      gains                             3      6      5
   Adjustment related to
      unrealized losses                (1)    --     --
                                     ----   ----   ----
         Balance as of end-of-year   $361   $310   $279
                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                 FOR THE YEARS
                                              ENDED DECEMBER 31,
                                            ----------------------
                                             2009     2008    2007
                                            ------   -----   -----
Balance as of beginning-of-year             $  948   $ 768   $ 572
   Cumulative effect of the adoption of
      new accounting standards                  --      --      (2)
   Dividend of FPP                              --      --     (36)
   Reinsurance ceded                            --     (47)     --
   Transfer of business to a third party       (11)     --      --
   Deferrals                                   496     428     409
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes                    (22)    (37)      1
      Prospective unlocking -- model
         refinements                            --      25     (26)
      Retrospective unlocking                   (3)    (41)      9
      Other amortization, net of interest     (141)   (150)   (161)
   Adjustment related to realized gains          5       2       2
   Adjustment related to unrealized
      gains                                      1      --      --
                                            ------   -----   -----
         Balance as of end-of-year          $1,273   $ 948   $ 768
                                            ======   =====   =====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                       FOR THE YEARS
                                     ENDED DECEMBER 31,
                                ---------------------------
                                  2009      2008      2007
                                -------   -------   -------
Direct insurance premiums
   and fees                     $ 5,874   $ 5,863   $ 5,645
Reinsurance assumed                  10        18        12
Reinsurance ceded                (1,227)   (1,056)   (1,063)
                                -------   -------   -------
   Total insurance premiums
      and fees, net             $ 4,657   $ 4,825   $ 4,594
                                =======   =======   =======
Direct insurance benefits       $ 3,530   $ 4,254   $ 3,579
Reinsurance recoveries netted
   against benefits              (1,142)   (1,600)   (1,249)
                                -------   -------   -------
   Total benefits, net          $ 2,388   $ 2,654   $ 2,330
                                =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $995 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2009. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2009, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re was required to fund an additional trust of approximately $1.4 billion as of December 31, 2009, to support this business. Swiss Re funded the new trust during the fourth quarter of 2009. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2009, included $1.8 billion and $30 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2009, 2008 and 2007 we amortized $50 million, $50 million and $55 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2009, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, we are not permitted to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                           FOR THE YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS       CAPITAL                  DISPOSITIONS    BALANCE
                          OF BEGINNING-   CONTRIBUTION                     AND       AS OF END-
                             OF-YEAR          VALUE      IMPAIRMENT       OTHER       OF-YEAR
                          -------------   ------------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,040          $ --         $(600)          $--         $  440
   Defined Contribution           20            --            --            --             20
Insurance Solutions:
   Life Insurance              2,186            --            --            --          2,186
   Group Protection              274            --            --            --            274
Other Operations                  --           174           (79)           (4)            91
                              ------          ----         -----           ---         ------
      Total goodwill          $3,520          $174         $(679)          $(4)        $3,011
                              ======          ====         =====           ===         ======

                                          FOR THE YEAR ENDED DECEMBER 31, 2008
                          --------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS    ACQUISITION                DISPOSITIONS    BALANCE
                          OF BEGINNING-    ACCOUNTING                     AND       AS OF END-
                             OF-YEAR      ADJUSTMENTS   IMPAIRMENT       OTHER       OF-YEAR
                          -------------   -----------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,046         $ (6)          $--           $--         $1,040
   Defined Contribution           20           --            --            --             20
Insurance Solutions:
   Life Insurance              2,199          (13)           --            --          2,186
   Group Protection              274           --            --            --            274
                              ------         ----           ---           ---         ------
      Total goodwill          $3,539         $(19)          $--           $--         $3,520
                              ======         ====           ===           ===         ======

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value for this reporting unit.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit.

The 2009 impairment recorded in Other Operations for our media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill (set forth above) and specifically identifiable intangible assets set forth below of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2009                      2008
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                                    $100          $15         $100          $11
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)(2)                 2           --            3           --
Other Operations:
   FCC licenses(1)(3)                              118           --           --           --
                                                  ----          ---         ----          ---
      Total                                       $220          $15         $103          $11
                                                  ====          ===         ====          ===

----------

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2009, was as follows:

2010         $ 4
2011           4
2012           4
2013           4
2014           4
Thereafter    65
   Total     $85

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $ 44,712   $ 33,907
Net amount at risk(1)                 1,888      6,337
Average attained age of contract
   holders                         57 YEARS   56 years
MINIMUM RETURN
Total account value                $    203   $    191
Net amount at risk(1)                    65        109
Average attained age of contract
   holders                         69 YEARS   68 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $ 21,431   $ 16,950
Net amount at risk(1)                 4,021      8,402
Average attained age of contract
   holders                         65 YEARS   65 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2009   2008   2007
                                          -----   ----   ----
Balance as of beginning-of-year           $ 277   $ 38    $23
   Cumulative effect of the adoption of
      new accounting standards               --     --     (4)
   Changes in reserves                      (33)   312     25
   Benefits paid                           (173)   (73)    (6)
                                          -----   ----    ---
      Balance as of end-of-year           $  71   $277    $38
                                          =====   ====    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009      2008
                                     -------   -------
ASSET TYPE
Domestic equity                      $32,489   $24,878
International equity                  12,379     9,204
Bonds                                  9,942     6,701
Money market                           6,373     5,802
                                     -------   -------
   Total                             $61,183   $46,585
                                     =======   =======
Percent of total variable annuity
   separate account values                97%       99%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2009, and approximately 64% of sales for these products in 2009.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                           -------   -------
Account values and other contract
   holder funds                            $61,821   $57,875
DFEL                                         1,273       948
Contract holder dividends payable              494       498
Premium deposit funds                          100       109
Undistributed earnings on participating
   business                                     56        11
                                           -------   -------
   Total other contract holder funds       $63,744   $59,441
                                           =======   =======

As of December 31, 2009 and 2008, participating policies comprised approximately 1.30% of the face amount of insurance in force, and dividend expenses were $89 million, $92 million and $85 million for the years ended December 31, 2009, 2008 and 2007, respectively.

13.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009     2008
                                      ------   ------
Short-term debt(1)                    $   21   $    4
                                      ======   ======
Long-term debt:
   Note due LNC, due 2010             $   --   $  155
   LIBOR + 0.03% note, due 2017          250      250
   LIBOR + 1.00% note, due 2037          375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024        50       50
      6.56% surplus note, due 2028       500      500
      6.03% surplus note, due 2028       750      750
                                      ------   ------
         Total surplus notes           1,300    1,300
                                      ------   ------
            Total long-term debt      $1,925   $2,080
                                      ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

There are no future principal payments due on long-term debt in the next five years.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of creditworthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2009, based on our actual common stock investment, we had borrowing capacity of up to approximately $411 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010 (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2009, we also borrowed $100 million at a rate of 0.8% that is due June 3, 2010 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14.  CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2009, 2008 and 2007, was $47 million, $49 million and $56 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2009, were as follows:

2010          $44
2011           40
2012           34
2013           28
2014           21
Thereafter    100
             ----
   Total     $267
             ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Following the original termination date of this agreement, LNC has contractual rights to extend this agreement for up to two additional years. LNC executed one of the optional extensions to extend the contract through February 2011. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS

LFM has future commitments of approximately $30 million through 2013, related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 28%, 37% and 46% of Retirement Solutions - Annuities' variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented approximately 61%, 62% and 66% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 33%, 44% and 55% of variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented 69%, 70% and 75% of the segment's total variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS

Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale does not occur within approximately one year after construction is completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property is sold. Our long-term expectation is that we will be obligated to fund a small portion of these commitments that remain outstanding. However, due to the current economic environment, we may experience increased funding obligations.

As of December 31, 2009 and 2008, we had standby real estate equity commitments totaling $220 million and $267 million, respectively. During 2009, we funded commitments of $46 million and the fair value of the associated real estate of $32 million is included on our Consolidated Balance Sheets, which resulted in the recognition of $14 million in realized losses. In addition, we recorded an estimated loss of $69 million in 2009 on projects due to our belief that our requirement to fund the projects in accordance with the standby equity commitment is probable. During the year ended December 31, 2009, we recorded $83 million to realized loss on our Consolidated Statements of Income.

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $14 million and $11 million as of December 31, 2009 and 2008, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of zero and $1 million as of December 31, 2009 and 2008, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expired in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

During 2009, LNC sold the capital stock of one of its subsidiaries, Lincoln National (UK) PLC ("Lincoln UK"). However, Lincoln Insurance Services Limited ("LIS"), a subsidiary of LNC, retained certain pension plan assets and liabilities associated with Lincoln UK's business. In connection with this transaction, the Company has guaranteed LIS's obligations to the pension plan. Pursuant to the terms of this guarantee, the Company would be required to pay LIS's obligations in the event that LIS does not pay any amount that is due in respect of its pension plan obligations. Further, the Company would also be required to accelerate payment of all liabilities owing to the pension plan in the event of a corporate payment event, as defined in the Guaranty, primarily related to creditworthiness of the Company. As of December 31, 2009, the Company's assessed risk of payment under the guarantee is remote. This assessment has been determined in consideration of the pension plan's assets supporting the obligations and the funding available through LIS and LNC.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the IRS issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends-received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends-received deduction on our effective tax rate.

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in ac- UNREALIZED GAIN
(LOSS) ON cumulated OCI (in millions):

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        --------------------------
                                         2009        2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   AFS SECURITIES
Balance as of beginning-of-year         $(2,562)   $    76   $ 421
   Cumulative effect of the adoption
      of new accounting standards           (79)        --      --
   Unrealized holding gains (losses)
      arising during the year             6,021     (7,316)   (871)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (2,305)     2,522     177
   Income tax benefit (expense)          (1,324)     1,703     243
   Change in foreign currency
      exchange rate adjustment               26        (66)     18
   Less:
      Reclassification adjustment for
         losses included in net
         income                            (556)    (1,042)   (164)
      Associated amortization of
         DAC, VOBA, DSI and DFEL            158        244      29
      Income tax benefit                    139        279      47
                                        -------    -------   -----
            Balance as of end-of-year   $    36    $(2,562)  $  76
                                        =======    =======   =====

UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year         $    --    $    --   $  --
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards           (18)        --      --
   Portion of OTTI recognized in OCI
      during the year                      (339)        --      --
   Change in DAC, VOBA, DSI and
      DFEL                                   77         --      --
   Income tax benefit                        92         --      --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities         151         --      --
   Change in DAC, VOBA, DSI and
      DFEL                                  (28)        --      --
   Income tax expense                       (43)        --      --
                                        -------    -------   -----
            Balance as of end-of-year   $  (108)   $    --   $  --
                                        =======    =======   =====

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------
                                          2009       2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year         $   (15)   $   (19)  $  (9)
   Unrealized holding gains (losses)
      arising during the year               (27)       (42)     14
   Change in DAC, VOBA, DSI and
      DFEL                                   22        (36)     (6)
   Income tax benefit                        15         27      11
   Change in foreign currency
      exchange rate adjustment              (31)         1     (30)
   Less:
      Reclassification adjustment for
         losses included in net
         income                             (35)       (83)     (2)
      Associated amortization of
         DAC, VOBA, DSI and DFEL             --         --       1
      Income tax benefit                     12         29      --
                                        -------    -------   -----
            Balance as of end-of-year   $   (13)   $   (15)  $ (19)
                                        =======    =======   =====

FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance as of beginning-of-year         $   (32)   $    (4)  $   4
   Adjustment arising during the
      year                                   23        (45)    (13)
   Income tax benefit (expense)              (8)        17       5
                                        -------    -------   -----
            Balance as of end-of-year   $   (17)   $   (32)  $  (4)
                                        =======    =======   =====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                         ---------------------
                                          2009    2008    2007
                                         -----   -----   -----
Total realized loss on investments
   and certain derivative instruments,
   excluding trading securities(1)       $(533)  $(850)  $(114)
Gain on certain reinsurance
   derivative/trading securities(2)        (42)      5       2
Indexed annuity net derivative
   results(3):
   Gross gain (loss)                         8      13     (17)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (5)     22       9
Guaranteed living benefits(4):
   Gross gain (loss)                       (10)      2     (36)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (8)    (16)     29
Gain on sale of subsidiaries/
   businesses                                1      --      --
                                         -----   -----   -----
         Total realized loss             $(589)  $(824)  $(127)
                                         =====   =====   =====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                             -------------------------
                              2009     2008      2007
                             ------   ------   -------
Commissions                  $1,693   $1,851   $ 2,051
General and administrative
   expenses                   1,264    1,285     1,246
DAC and VOBA deferrals
   and interest, net of
   amortization                (652)    (437)   (1,065)
Other intangibles
   amortization                   4        4         4
Media expenses                   40       --        --
Taxes, licenses and fees        182      199       192
Merger-related expenses          16       50        92
Restructuring charges for
   expense initiatives           32        8        --
                             ------   ------   -------
      Total                  $2,579   $2,960   $ 2,520
                             ======   ======   =======

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $40 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                        AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                           2009    2008          2009    2008
                                                          -----   -----         -----   -----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $ 101   $ 140         $   4   $   4
Actual return on plan assets                                 25     (31)           --      --
Company and participant contributions                        --      --             3       3
Benefits paid                                                (7)     (8)           (3)     (3)
                                                          -----   -----         -----   -----
   Fair value as of end-of-year                             119     101             4       4
                                                          -----   -----         -----   -----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                             115     116            20      20
Interest cost                                                 7       7             1       1
Plan participants' contributions                             --      --             1       1
Actuarial (gains) losses                                     (3)     --             1       1
Benefits paid                                                (7)     (8)           (3)     (3)
   Balance as of end-of-year                                112     115            20      20
                                                          -----   -----         -----   -----
      Funded status of the plans                          $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $  12   $   5         $  --   $  --
Other liabilities                                            (5)    (19)          (16)    (16)
                                                          -----   -----         -----   -----
   Net amount recognized                                  $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $  19   $  35         $  (1)  $  (3)
Prior service credit                                         --      --            (1)     --
                                                          -----   -----         -----   -----
   Net amount recognized                                  $  19   $  35         $  (2)  $  (3)
                                                          =====   =====         =====   =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                   4.00%    N/A           N/A     N/A
All other plans                                             N/A     N/A          4.00%   4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2009, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2010, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plan's target plan allocation. We reevaluate this assumption each plan year. For 2010, our expected return on plan assets is 8.00% for the plans. The expected return on plan assets by asset class for the pension plans is as follows:

U.S. PLANS
Fixed maturity securities       4.75%
Common stock:
   Domestic large cap equity   11.23%
   International equity        11.43%
Cash and invested assets        0.00%

The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2009   2008   2007
                                                     ----   ----   ----
Health care cost trend rate                           N/A    N/A     12%
Pre-65 health care cost trend rate                     10%    10%   N/A
Post-65 health care cost trend rate                    13%    12%   N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2020   2019   2018

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2009 and 2008. We expect the health care cost trend rate for 2010 to be 9.5% for pre-65 and 9.5% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                     2009   2008
                                     ----   ----
U.S. PLAN
Accumulated benefit obligation        $90    $91
Projected benefit obligation           90     91
Fair value of plan assets              85     72

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2009   2008   2007         2009   2008   2007
                                             ----   ----   ----         ----   ----   ----
U.S. PLAN
Interest cost                                 $ 7   $  7   $  7          $ 1    $ 1    $ 1
Expected return on plan assets                 (7)   (11)   (11)          --     --     --
Recognized net actuarial loss (gain)            5      1     --           (1)    (1)    (1)
                                              ---   ----   ----          ---    ---    ---
   Net periodic benefit expense (recovery)    $ 5   $ (3)  $ (4)         $--    $--    $--
                                              ===   ====   ====          ===    ===    ===

We expect our 2010 U.S pension plans' expense to be approximately less than $1 million.

For 2010, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be approximately $2 million loss for our pension benefit plan and less than $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset target allocations by asset category for the years ended December 31, 2009 and 2008, based on estimated fair values were as follows:

                                 TARGET
                               ALLOCATION
                               ----------
U.S. PLAN
Fixed maturity securities          50%
Common stock:
   Domestic large cap equity       35%
   International equity            15%
Cash and invested assets            0%

The primary investment objective for the assets related to our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Hierarchy" in Note 1 for discussion of how we categorize our pension plan assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plan assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                             AS OF DECEMBER 31, 2009
                                 ------------------------------------------------
                                   QUOTED
                                   PRICES
                                  IN ACTIVE
                                 MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE   TOTAL
                                   ASSETS        INPUTS         INPUTS      FAIR
                                  (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                 -----------   -----------   ------------   -----
U.S. PENSION PLANS ASSET CLASS
Fixed maturity securities:
   Corporate bonds                  $ --           $ 47           $--        $ 47
   U.S. Government bonds              --              4            --           4
   Foreign government bonds           --              2            --           2
   MBS:
      CMOs                            --              1            --           1
      MPTS                                           --                        --
      CMBS                            --              2            --           2
   ABS                                --             --            --          --
   State and municipal bonds          --              1            --           1
Common stock                          18             42            --          60
Cash and invested assets              --              2            --           2
                                     ---           ----           ---        ----
         Total                       $18           $101           $--        $119
                                     ===           ====           ===        ====

The following summarizes changes to our U.S. pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                          FOR THE YEAR ENDED DECEMBER 31, 2009
                             --------------------------------------------------------------
                                         RETURN ON ASSETS                 TRANSFERS
                                        ------------------   PURCHASES,     IN OR
                             BEGINNING              SOLD     SALES AND      OUT OF   ENDING
                                FAIR    HELD AT    DURING   SETTLEMENTS,   LEVEL 3,   FAIR
                               VALUE    YEAR END  THE YEAR      NET          NET     VALUE
                             ---------  --------  --------  ------------  ---------  ------
Fixed maturity securities:
   Corporate bonds              $1         $--      $--         $--          $(1)      $--

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLAN ASSETS

The fair value measurements of our plan assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2009 or 2008. No contributions are required nor expected to be made in 2010.

We expect the following benefit payments (in millions):

                       PENSION              U.S. OTHER
                        PLANS           POSTRETIREMENT PLANS
                       -------   ----------------------------------
                        U.S.                                NOT
                       DEFINED   REFLECTING              REFLECTING
                       BENEFIT    MEDICARE    MEDICARE    MEDICARE
                       PENSION     PART D      PART D      PART D
                        PLANS     SUBSIDY     SUBSIDY     SUBSIDY
                       -------   ----------   --------   ----------
2010                      $8         $2         $--          $2
2011                       8          2          --           2
2012                       9          2          --           2
2013                       9          2          --           2
2014                       9          4          (1)          5
Following five years
   thereafter             44          5          (1)          6

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LNL, which includes money purchase plans ("MPP"). LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for our 401(k) plans and MPP were as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Employee 401(k) plan      $58    $54    $31
Agent 401(k) plan           2      3      5
Agent MPP plan              1      1      1
                          ---    ---    ---
Total expenses for the
   401(k) plans and MPP   $61    $58    $37
                          ===    ===    ===

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents.

The terms of the plans provide that participants who select our stock as the measure for their investment return will receive shares of our stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans see Note 6.

Information (in millions) with respect to these plans was as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Total liabilities                         $314   $223
Investment held to fund liabilities        118    100

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                     -------------------
                                     2009   2008   2007
                                     ----   ----   ----
Employer matching contributions       $ 4    $5     $ 1
Increase (decrease) in measurement
   of liabilites, net of LNC total
   return swap                          6     1      10
                                      ---    --     ---
      Total plan expenses             $10    $6     $11
                                      ===    ==     ===

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. The plan's participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for these plans were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Employer matching contributions           $ 2    $ 2    $ 3
Increase in measurement of liabilites,
   net of total return swap                 4     --      5
                                          ---    ---    ---
      Total expenses for agents           $ 6    $ 2    $ 8
                                          ===    ===    ===

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS

Eligible former agents of Jefferson-Pilot may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is re-balanced to match the funds that have been elected under the agent compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains and decrease with investment losses and payouts of death benefits. Expenses (income) for this plan were $1 million, ($2) million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

20.  STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Stock options             $ 6    $ 8    $10
Shares                     (1)     2      3
SARs                        1      4      5
Restricted stock            6      5      6
                          ---    ---    ---
   Total                  $12    $19    $24
                          ===    ===    ===
Recognized tax benefit    $ 4    $ 7    $ 8

21.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                        2009     2008
                       ------   ------
Capital and surplus    $6,300   $4,700

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
Net gain from operations, after-tax   $867   $ 510   $688
Net income (loss)                      (35)   (261)   971
Dividends to LNC Parent Company        405     400    770

The decrease in statutory net loss for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in our life insurance subsidiaries.

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC
SAP. Specifically, these are as follows:

- Accounting and reporting as an admitted asset and a form of surplus as of December 31, 2009, equaling to the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves;

- The use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008;

- The use of less conservative mortality tables on certain life insurance products as of December 31, 2008; and

- A less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                               2009   2008
                                               ----   ----
Calculation of reserves using the Indiana
    universal life method                      $328   $289
Calculation of reserves using
    continuous CARVM                             (6)   (10)
Conservative valuation rate on certain
    variable annuities                          (11)   (12)
Less conservative mortality tables on
    certain life insurance products              --     16
Less conservative standard in determining
    the amount of deferred tax assets            --    298
Lesser of LOC and XXX additional reserve
    reported as surplus                         412     --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend.

Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. The NAIC allows our U.S. insurance subsidiaries to include certain deferred tax assets in our statutory capital and surplus, but we are not able to consider the benefit from this when calculating available dividends. We expect we could pay dividends of approximately $685 million in 2010 without prior approval from the respective insurance commissioners.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                 2009                 2008
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING    FAIR
                                                          VALUE       VALUE      VALUE     VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity                                        $ 58,889   $ 58,889   $ 46,489   $ 46,489
   Equity                                                     155        155        139        139
Trading securities                                          2,366      2,366      2,189      2,189
Mortgage loans on real estate                               6,835      6,967      7,396      7,116
Derivative investments                                        841        841         60         60
Other investments                                             975        975        948        948
Cash and invested cash                                      2,553      2,553      2,116      2,116
Reinsurance related embedded derivatives                      139        139        167        167
Separate account assets                                    73,500     73,500     55,655     55,655
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                                 (419)      (419)      (252)      (252)
   GLB embedded derivative reserves                          (676)      (676)    (2,904)    (2,904)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (940)      (940)      (782)      (782)
   Account value of certain investment contracts          (24,039)   (24,244)   (21,893)   (22,338)
Short-term debt                                               (21)       (21)        (4)        (4)
Long-term debt                                             (1,925)    (1,714)    (2,080)    (1,503)
OFF-BALANCE-SHEET
Guarantees                                                     --         --         --         (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Consolidated Balance Sheets approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Consolidated Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2009
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE     TOTAL
                                                     ASSETS        INPUTS         INPUTS        FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 55       $ 41,904       $ 2,135      $ 44,094
      U.S. Government bonds                             112             33             3           148
      Foreign government bonds                           --            397            92           489
      MBS:
         CMOs                                            --          5,593            34         5,627
         MPTS                                            --          2,808           101         2,909
         CMBS                                            --          1,796           252         2,048
      ABS:
         CDOs                                            --              4           153           157
         CLNs                                            --             --           322           322
      State and municipal bonds                          --          1,943            --         1,943
      Hybrid and redeemable preferred securities         15          1,005           132         1,152
   Equity AFS securities:
      Banking securities                                 23              1            --            24
      Insurance securities                                3             --            43            46
      Other financial services securities                --              6            22            28
      Other securities                                   34             --            23            57
   Trading securities                                     2          2,274            90         2,366
   Derivative investments                                --           (397)        1,238           841
Cash and invested cash                                   --          2,553            --         2,553
Reinsurance related embedded derivatives                 --            139            --           139
Separate account assets                                  --         73,500            --        73,500
                                                       ----       --------       -------      --------
         Total assets                                  $244       $133,559       $ 4,640      $138,443
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (419)     $   (419)
   GLB embedded derivative reserves                      --             --          (676)         (676)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(1,095)     $ (1,095)
                                                       ====       ========       =======      ========

                                                                 AS OF DECEMBER 31, 2008
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE    TOTAL
                                                     ASSETS         INPUTS         INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 54       $ 32,419       $ 2,402      $ 34,875
      U.S. Government bonds                             158             33             3           194
      Foreign government bonds                           --            434            60           494
      MBS:
         CMOs                                            --          5,887           160         6,047
         MPTS                                            --          1,751            18         1,769
         CMBS                                            --          1,609           238         1,847
      ABS:
         CDOs                                            --              9           150           159
         CLNs                                            --             --            50            50
      State and municipal bonds                          --             --           118           118
      Hybrid and redeemable preferred securities          8            835            93           936
   Equity AFS securities:
      Banking securities                                 14             --            --            14
      Insurance securities                                2             --            50            52
      Other financial services securities                --              5            20            25
      Other securities                                   25             --            23            48
   Trading securities                                     2          2,110            77         2,189
   Derivative investments                                --            (18)           78            60
Cash and invested cash                                   --          2,116            --         2,116
Reinsurance related embedded derivatives                 --            167            --           167
Separate account assets                                  --         55,655            --        55,655
                                                       ----       --------       -------      --------
         Total assets                                  $263       $103,012       $ 3,540      $106,815
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (252)     $   (252)
   GLB embedded derivative reserves                      --             --        (2,904)       (2,904)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(3,156)     $ (3,156)
                                                       ====       ========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   -------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF    ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $ 2,402     $  (46)     $316        $ (161)     $(376)      $2,135
      U.S. Government bonds                               3         --        --            --         --            3
      Foreign government bonds                           60          1         2            10         19           92
      MBS:
         CMOs                                           160         (7)       34           (13)      (140)          34
         MPTS                                            18         --         1            97        (15)         101
         CMBS                                           238          1        57           (44)        --          252
      ABS:
         CDOs                                           150        (35)       61           (21)        (2)         153
         CLNs                                            50         --       272            --         --          322
      State and municipal bonds                         118         --        (1)          (17)      (100)          --
      Hybrid and redeemable preferred securities         93        (21)       48             3          9          132
   Equity AFS securities:
      Insurance securities                               50         (7)       20           (20)        --           43
      Other financial services securities                20         (2)        7            (3)        --           22
      Other securities                                   23          2        (1)           (1)        --           23
   Trading securities                                    77         35        --            (7)       (15)          90
   Derivative investments                                78        (87)       (7)        1,254         --        1,238
Future contract benefits:
   Indexed annuity contracts                           (252)         6        --          (173)        --         (419)
   GLB embedded derivative reserves                  (2,904)     2,411        --          (183)        --         (676)
                                                    -------     ------      ----        ------      -----       ------
         Total, net                                 $   384     $2,251      $809        $  721      $(620)      $3,545
                                                    =======     ======      ====        ======      =====       ======

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $2,479     $  (150)   $  (440)      $ (10)        $ 523     $ 2,402
      U.S. Government bonds                              3          --         --          --            --           3
      Foreign government bonds                          79          --        (12)         (7)           --          60
      MBS:
         CMOs                                          275         (21)       (53)        (12)          (29)        160
         MPTS                                           52          --        (11)          1           (24)         18
         CMBS                                          362          --       (193)         27            42         238
      ABS:
         CDOs                                          184           1        (85)         50            --         150
         CLNs                                          660          --       (360)         --          (250)         50
      State and municipal bonds                        138          --         (2)        (32)           14         118
      Hybrid and redeemable preferred securities        93          --        (43)         35             8          93
   Equity AFS securities:
      Banking securities                                --          (1)        --           1            --          --
      Insurance securities                               2          (1)       (18)         67            --          50
      Other financial services securities               35         (23)        (2)         10            --          20
      Other securities                                  17          (5)         3           8            --          23
   Trading securities                                  107         (28)        --         (13)           11          77
   Derivative investments                              195        (237)        29          91            --          78
Future contract benefits:
   Indexed annuity contracts                          (389)         37         --         100            --        (252)
   GLB embedded derivative reserves                   (279)     (2,476)        --        (149)           --      (2,904)
                                                    ------     -------    -------       -----         -----     -------
         Total, net                                 $4,013     $(2,904)   $(1,187)      $ 167         $ 295     $   384
                                                    ======     =======    =======       =====         =====     =======

----------
(1) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2009
                                                  --------------------------------------------------------
                                                                             GAINS
                                                                           (LOSSES)
                                                                          FROM SALES,  UNREALIZED
                                                  (AMORTIZATION)          MATURITIES,    HOLDING
                                                    ACCRETION,           SETTLEMENTS,     GAINS
                                                        NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                                  --------------  -----  ------------  -----------  ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $(1)       $ (40)     $(5)        $   --     $  (46)
      Foreign government bonds                          --           --        1             --          1
      MBS:
         CMOs                                           --           (6)      (1)            --         (7)
         CMBS                                            1           --       --             --          1
      ABS:
         CDOs                                           --          (37)       2             --        (35)
      Hybrid and redeemable preferred securities        --          (21)      --             --        (21)
   Equity AFS securities:
      Insurance securities                              --           (8)       1             --         (7)
      Other financial services securities               --           (2)      --             --         (2)
      Other securities                                  --           --        2             --          2
   Trading securities(2)                                 2           --       --             33         35
   Derivative investments(3)                            --           --       (1)           (86)       (87)
Future contract benefits:
   Indexed annuity contracts                            --           --       23            (17)         6
   GLB embedded derivative reserves                     --           --       45          2,366      2,411
                                                       ---        -----      ---         ------     ------
         Total, net                                    $ 2        $(114)     $67         $2,296     $2,251
                                                       ===        =====      ===         ======     ======

                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                           ---------------------------------------------------------
                                                                      GAINS
                                                                    (LOSSES)
                                                                   FROM SALES,  UNREALIZED
                                           (AMORTIZATION)          MATURITIES,    HOLDING
                                             ACCRETION,           SETTLEMENTS,     GAINS
                                                 NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                           --------------  -----  ------------  -----------  -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                            $ 1       $(143)    $  (8)       $    --    $  (150)
      MBS:
         CMOs                                      1         (23)        1             --        (21)
         CMBS                                     --          (1)        1             --         --
      ABS:
         CDOs                                     --          (1)        2             --          1
   Equity AFS securities:
      Banking securities                          --          (1)       --             --         (1)
      Insurance securities                        --          (1)       --             --         (1)
      Other financial services securities         --         (23)       --             --        (23)
      Other securities                            --          (6)        1             --         (5)
   Trading securities(2)                           2          (7)       --            (23)       (28)
   Derivative investments(3)                      --          --      (108)          (129)      (237)
Future contract benefits:
   Indexed annuity contracts                      --          --        14             23         37
   GLB embedded derivative reserves               --          --         8         (2,484)    (2,476)
                                                 ---       -----     -----        -------    -------
         Total, net                              $ 4       $(206)    $ (89)       $(2,613)   $(2,904)
                                                 ===       =====     =====        =======    =======

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

(2) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(3) All amounts are included in realized loss on our Consolidated Statements of Income.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution

Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off. Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income
(loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our related trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               --------------------------
                                2009      2008      2007
                               ------    ------    ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                $2,085    $2,191    $2,276
      Defined Contribution        911       913       968
                               ------    ------    ------
         Total Retirement
            Solutions           2,996     3,104     3,244
                               ------    ------    ------
   Insurance Solutions:
      Life Insurance            3,926     4,003     3,963
      Group Protection          1,713     1,640     1,500
                               ------    ------    ------
         Total Insurance
            Solutions           5,639     5,643     5,463
                               ------    ------    ------
   Other Operations               451       435       473
Excluded realized
   loss, pre-tax                 (643)     (863)     (135)
Amortization of deferred
   gain from reserve changes
   on business sold through
   reinsurance, pre-tax             3         3         9
Amortization of DFEL
   associated with benefit
   ratio unlocking, pre-tax        --         1        --
                               ------    ------    ------
      Total revenues           $8,446    $8,323    $9,054
                               ======    ======    ======

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2009     2008     2007
                                 -----    -----    ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                  $ 355    $ 154    $  418
      Defined Contribution         124      117       171
                                 -----    -----    ------
         Total Retirement
            Solutions              479      271       589
                                 -----    -----    ------
   Insurance Solutions:
      Life Insurance               617      489       667
      Group Protection             124      104       114
                                 -----    -----    ------
         Total Insurance
            Solutions              741      593       781
                                 -----    -----    ------
   Other Operations                 (7)     (47)      (34)
Excluded realized
   loss, after-tax                (418)    (561)      (88)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax                         2        2        (7)
Impairment of intangibles,
   after-tax                      (709)      --        --
Benefit ratio unlocking,
   after-tax                        --       (4)       (2)
                                 -----    -----    ------
   Net income                    $  88    $ 254    $1,239
                                 =====    =====    ======

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                ------------------------
                                 2009     2008     2007
                                ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                    $1,020   $  958   $1,022
   Defined Contribution            732      695      708
                                ------   ------   ------
      Total Retirement
         Solutions               1,752    1,653    1,730
                                ------   ------   ------
Insurance Solutions:
   Life Insurance                1,827    1,867    1,975
   Group Protection                127      117      115
                                ------   ------   ------
      Total Insurance
         Solutions               1,954    1,984    2,090
                                ------   ------   ------
Other Operations                   300      338      361
                                ------   ------   ------
         Total net investment
            income              $4,006   $3,975   $4,181
                                ======   ======   ======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 --------------------
                                 2009    2008    2007
                                 ----   ------   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                     $356   $  729   $373
   Defined Contribution            71      130     93
                                 ----   ------   ----
      Total Retirement
         Solutions                427      859    466
                                 ----   ------   ----
Insurance Solutions:
   Life Insurance                 519      519    486
   Group Protection                46       36     31
                                 ----   ------   ----
      Total Insurance
         Solutions                565      555    517
                                 ----   ------   ----
         Total amortization of
            DAC and VOBA,
            net of interest      $992   $1,414   $983
                                 ====   ======   ====

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   -----    -----    ----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                       $  42    $ (76)   $123
   Defined Contribution               45       26      66
                                   -----    -----    ----
      Total Retirement
         Solutions                    87      (50)    189
                                   -----    -----    ----
Insurance Solutions:
   Life Insurance                    271      240     338
   Group Protection                   67       56      61
                                   -----    -----    ----
      Total Insurance
         Solutions                   338      296     399
                                   -----    -----    ----
Other Operations                     (21)     (11)    (33)
Excluded realized loss              (225)    (302)    (47)
Amortization of deferred gain
   (loss) on reinsurance related
   to reserve changes                  1        1      (3)
                                   -----    -----    ----
Impairment of intangibles            (16)      --      --
Benefit ratio unlocking               (1)      (2)     (1)
                                   -----    -----    ----
         Total federal income
            tax expense
            (benefit)              $ 163    $ (68)   $504
                                   =====    =====    ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 80,700   $ 65,206
   Defined Contribution              26,689     22,930
                                   --------   --------
      Total Retirement Solutions    107,389     88,136
                                   --------   --------
Insurance Solutions:
   Life Insurance                    50,825     46,588
   Group Protection                   2,845      2,482
                                   --------   --------
      Total Insurance Solutions      53,670     49,070
                                   --------   --------
Other Operations                     13,148     11,733
                                   --------   --------
         Total                     $174,207   $148,939
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      ---------------------
                                       2009    2008    2007
                                      -----    ----    ----
Interest paid                         $  96    $ 81    $104
Income taxes paid (received)            (15)    (23)    194
Significant non-cash investing
   and financing transactions:
   Funds withheld agreement
      with LNBAR:
      Carrying value of assets        $ 790    $ --    $ --
      Carrying value of
         liabilities                   (790)     --      --
                                      -----    ----    ----
         Total acquired from
            LNBAR                     $  --    $ --    $ --
                                      =====    ====    ====
   Capital contribution of LFM:
      Carrying value of assets
         (includes cash and
         invested cash)               $ 364    $ --    $ --
      Carrying value of liabilities     (84)     --      --
                                      -----    ----    ----
         Total capital contribution
            of LFM                    $ 280    $ --    $ --
                                      =====    ====    ====
   Reinsurance assumed from FPP:
      Carrying value of assets        $  63    $ --    $ --
      Carrying value of
         liabilities                    (63)     --      --
                                      -----    ----    ----
         Total reinsurance assumed
            from FPP                  $  --    $ --    $ --
                                      =====    ====    ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2009    2008     2007
                                    ----   -----   -------
Sale of subsidiaries/business
   Proceeds from sale of
      subsidiaries/business         $ 6    $  --   $    --
   Assets disposed (includes
      cash and invested
      cash)                          (5)      --        --
                                    ----   -----   -------
      Gain on sale of subsidiary/
         business                   $ 1    $  --   $    --
                                    ====   =====   =======
Reinsurance ceded to LNBAR:
   Carrying value of assets         $--    $ 360   $    --
   Carrying value of
      liabilities                    --     (360)       --
                                    ----   -----   -------
      Total reinsurance
         ceded to LNBAR             $--    $  --   $    --
                                    ====   =====   =======
Dividend of FPP:
   Carrying value of assets
      (includes cash and
      invested cash)                $--    $  --   $ 2,772
   Carrying value of
      liabilities                    --       --    (2,280)
                                    ----   -----   -------
      Total dividend of FPP         $--    $  --   $   492
                                    ====   =====   =======
Business combinations:
   Fair value of assets acquired
      (includes cash and
      invested cash)                $--    $  --   $    41
   Fair value of liabilities
      assumed                        --       --       (50)
                                    ----   -----   -------
      Total purchase price          $--    $  --   $    (9)
                                    ====   =====   =======

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009       2008
                                      ------    -------
Assets with affiliates:
   Corporate bonds(1)                 $  100    $  115
   Reinsurance on ceded
      reinsurance contracts(2)           279       152
   Cash management agreement
      investment(3)                      142       478
   Service agreement receivable(3)       (51)      (13)
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(4)                     2,414     4,688
   Inter-company short-term debt(5)       21         4
   Inter-company long-term debt(6)     1,675     1,841

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 -----------------------
                                  2009     2008     2007
                                 -----    -----    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(7)   $(235)   $(222)   $(308)
   Net investment income on
      cash management
      agreement(8)                   1       11       28
   Fees for management of
      general account(8)           (68)     (65)     (62)
Benefits and expenses with
   affiliates:
   Reinsurance (recoveries)
      benefits on ceded
      reinsurance contracts(9)    (220)    (655)    (337)
   Service agreement
      payments(10)                  21       (2)      10
   Transfer pricing
      arrangement(10)              (32)     (32)     (38)
   Interest expense on
      inter-company debt(11)        90       83       82

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("Delaware") related to the wholesaling of Delaware's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware is responsible for the management of our general account investments. On January 4, 2010, we closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks

(including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $2.4 billion and $1.7 billion as of December 31, 2009 and 2008, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                    MORTALITY &
                                                                                                      EXPENSE
                                                         CONTRACT                      CONTRACT      GUARANTEE
                                                         PURCHASES                   REDEMPTIONS      CHARGES
                                                         DUE FROM                       DUE TO      PAYABLE TO
                                                        THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
American Century VP International        $ 15,891,956      $1,699     $ 15,893,655     $    --         $  324     $ 15,893,331
American Century VP Value Class 2           8,237,463          81        8,237,544          --            169        8,237,375
American Funds Growth Class 2              44,409,820          --       44,409,820       2,240            902       44,406,678
American Funds Growth-Income Class 2       29,415,577       2,284       29,417,861          --            609       29,417,252
Delaware VIP High Yield                     7,109,203          --        7,109,203         823            144        7,108,236
DWS VIP Small Cap Index Class B            11,453,144          --       11,453,144       4,582            237       11,448,325
Fidelity VIP Contrafund                    80,049,222          --       80,049,222      33,538          1,794       80,013,890
Fidelity VIP Equity-Income                 34,881,479          --       34,881,479       6,867            743       34,873,869
Fidelity VIP Growth                        30,557,066         737       30,557,803          --            676       30,557,127
Fidelity VIP High Income                      428,725           1          428,726          --             11          428,715
Fidelity VIP Investment Grade
   Bond Service Class 2                    20,881,477         704       20,882,181          --            408       20,881,773
Fidelity VIP Mid Cap Service Class 2       22,275,613       1,984       22,277,597          --            463       22,277,134
FTVIPT Franklin Small Cap Value Class 2    13,373,447         182       13,373,629          --            281       13,373,348
FTVIPT Templeton Foreign Securities        53,545,422          --       53,545,422      37,679          1,317       53,506,426
FTVIPT Templeton Foreign
   Securities Class 2                      19,826,097         249       19,826,346          --            324       19,826,022
Goldman Sachs VIT Capital Growth            6,907,129         594        6,907,723          --            135        6,907,588
LVIP Capital Growth                        99,371,188          --       99,371,188      37,645          2,371       99,331,172
LVIP Columbia Value Opportunities          12,271,163          --       12,271,163       1,760            260       12,269,143
LVIP Delaware Bond Service Class           15,096,442          --       15,096,442         156            324       15,095,962
LVIP Delaware Foundation Conservative
   Allocation Service Class                39,361,872          --       39,361,872       1,470            874       39,359,528
LVIP Delaware Growth and
   Income Service Class                    20,366,348          --       20,366,348       1,739            439       20,364,170
LVIP Marsico International Growth          36,028,483          --       36,028,483       6,587            775       36,021,121
LVIP MFS Value                             47,946,184          --       47,946,184       8,757          1,100       47,936,327
LVIP Mid-Cap Value                         18,714,497          --       18,714,497       5,067            405       18,709,025
LVIP Money Market                          49,662,508       8,971       49,671,479          --          1,011       49,670,468
LVIP SSgA S&P 500 Index                   133,239,139          --      133,239,139      33,029          2,797      133,203,313
LVIP SSgA Small-Cap Index                  41,247,930          --       41,247,930      42,878            992       41,204,060
LVIP T. Rowe Price Growth Stock            54,781,470          --       54,781,470      26,717          1,291       54,753,462
LVIP Templeton Growth                      92,174,969          --       92,174,969      31,712          2,155       92,141,102
LVIP Turner Mid-Cap Growth                 10,614,924         136       10,615,060          --            222       10,614,838
LVIP Wilshire 2010 Profile                    121,241          --          121,241           5              2          121,234
LVIP Wilshire 2020 Profile                    388,959          12          388,971          --              8          388,963
LVIP Wilshire 2030 Profile                    197,817          --          197,817           2              4          197,811
LVIP Wilshire 2040 Profile                     75,079          --           75,079          --              1           75,078
LVIP Wilshire Aggressive Profile            1,559,570           1        1,559,571          --             28        1,559,543
LVIP Wilshire Conservative Profile          1,957,175          --        1,957,175           6             39        1,957,130
LVIP Wilshire Moderate Profile             13,168,558          --       13,168,558         103            244       13,168,211
LVIP Wilshire Moderately
   Aggressive Profile                       5,945,584          --        5,945,584          11            110        5,945,463
MFS VIT Research                           11,606,402          --       11,606,402       3,471            259       11,602,672
MFS VIT Utilities                          32,432,406          --       32,432,406      13,436            687       32,418,283
PIMCO VIT Total Return                     87,881,492       1,071       87,882,563          --          1,833       87,880,730
ProFund VP Asia 30                         12,766,222       1,026       12,767,248          --            266       12,766,982
ProFund VP Europe 30                        3,260,660          28        3,260,688          --             66        3,260,622
ProFund VP Financials                       2,692,912           7        2,692,919          --             62        2,692,857
ProFund VP Health Care                      3,202,757         270        3,203,027          --             70        3,202,957
ProFund VP Large-Cap Growth                   802,184       1,496          803,680          --             16          803,664
ProFund VP Large-Cap Value                    562,804         495          563,299          --             12          563,287
ProFund VP Rising Rates Opportunity         1,912,387          90        1,912,477          --             40        1,912,437

See accompanying notes.

                                                                                                    MORTALITY &
                                                                                                      EXPENSE
                                                         CONTRACT                      CONTRACT      GUARANTEE
                                                         PURCHASES                   REDEMPTIONS      CHARGES
                                                         DUE FROM                       DUE TO      PAYABLE TO
                                                        THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth              $  1,787,421      $   39     $  1,787,460     $    --         $   39     $  1,787,421
ProFund VP Small-Cap Value                    900,725          --          900,725           2             19          900,704
ProFund VP Technology                       5,240,445         115        5,240,560          --            110        5,240,450
ProFund VP U.S. Government Plus             2,071,495         238        2,071,733          --             42        2,071,691
T. Rowe Price Mid-Cap Growth Class II       4,232,444         226        4,232,670          --             89        4,232,581
Vanguard VIF Mid-Cap Index                 19,023,073         543       19,023,616          --            392       19,023,224
Vanguard VIF REIT Index                    19,866,420          --       19,866,420       3,592            422       19,862,406
Vanguard VIF Small Company Growth          13,026,034          --       13,026,034         573            275       13,025,186

See accompanying notes.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
American Century VP International                   $  274,706      $(101,264)       $  173,442
American Century VP Value Class 2                      426,999        (56,864)          370,135
American Funds Growth Class 2                          244,935       (260,404)          (15,469)
American Funds Growth-Income Class 2                   412,541       (191,385)          221,156
Delaware VIP High Yield                                182,882        (29,008)          153,874
DWS VIP Small Cap Index Class B                        157,396        (74,706)           82,690
Fidelity VIP Contrafund                                969,909       (564,784)          405,125
Fidelity VIP Equity-Income                             693,802       (219,659)          474,143
Fidelity VIP Growth                                    120,032       (215,622)          (95,590)
Fidelity VIP High Income                                30,748         (3,522)           27,226
Fidelity VIP Investment Grade Bond Service Class 2   1,746,123       (145,572)        1,600,551
Fidelity VIP Mid Cap Service Class 2                    86,746       (138,560)          (51,814)
FTVIPT Franklin Small Cap Value Class 2                200,297        (92,441)          107,856
FTVIPT Templeton Foreign Securities                  1,678,224       (414,164)        1,264,060
FTVIPT Templeton Foreign Securities Class 2            552,455       (100,501)          451,954
Goldman Sachs VIT Capital Growth                        27,428        (37,929)          (10,501)
LVIP Capital Growth                                    290,966       (742,695)         (451,729)
LVIP Columbia Value Opportunities                       61,680        (86,506)          (24,826)
LVIP Delaware Bond Service Class                       617,154       (122,005)          495,149
LVIP Delaware Foundation Conservative Allocation
   Service Class                                       901,661       (298,711)          602,950
LVIP Delaware Growth and Income Service Class          141,138       (143,007)           (1,869)
LVIP Marsico International Growth                      287,875       (251,516)           36,359
LVIP MFS Value                                         614,063       (360,029)          254,034
LVIP Mid-Cap Value                                      82,382       (127,656)          (45,274)
LVIP Money Market                                      185,060       (463,071)         (278,011)
LVIP SSgA S&P 500 Index                              1,632,706       (902,449)          730,257
LVIP SSgA Small-Cap Index                              263,951       (312,522)          (48,571)
LVIP T. Rowe Price Growth Stock                             --       (385,283)         (385,283)
LVIP Templeton Growth                                1,528,632       (703,001)          825,631
LVIP Turner Mid-Cap Growth                                  --        (64,867)          (64,867)
LVIP Wilshire 2010 Profile                                 915           (968)              (53)
LVIP Wilshire 2020 Profile                               6,026         (1,690)            4,336
LVIP Wilshire 2030 Profile                               2,748           (939)            1,809
LVIP Wilshire 2040 Profile                                 779           (350)              429
LVIP Wilshire Aggressive Profile                        50,047         (6,337)           43,710
LVIP Wilshire Conservative Profile                      86,528        (14,097)           72,431
LVIP Wilshire Moderate Profile                         486,955        (69,441)          417,514
LVIP Wilshire Moderately Aggressive Profile            217,143        (30,028)          187,115
MFS VIT Research                                       156,772        (84,698)           72,074
MFS VIT Utilities                                    1,516,738       (231,909)        1,284,829
PIMCO VIT Total Return                               4,694,417       (676,136)        4,018,281
ProFund VP Asia 30                                      95,029        (74,018)           21,011
ProFund VP Europe 30                                    73,944        (19,032)           54,912
ProFund VP Financials                                   46,041        (19,977)           26,064
ProFund VP Health Care                                  16,758        (22,055)           (5,297)
ProFund VP Large-Cap Growth                                 --         (4,772)           (4,772)
ProFund VP Large-Cap Value                               8,821         (5,365)            3,456
ProFund VP Rising Rates Opportunity                      9,778        (13,538)           (3,760)
ProFund VP Small-Cap Growth                                 --        (12,397)          (12,397)
ProFund VP Small-Cap Value                               2,703         (7,192)           (4,489)
ProFund VP Technology                                       --        (28,767)          (28,767)
ProFund VP U.S. Government Plus                          1,623        (23,524)          (21,901)
T. Rowe Price Mid-Cap Growth Class II                       --        (28,639)          (28,639)
Vanguard VIF Mid-Cap Index                             294,563       (118,442)          176,121
Vanguard VIF REIT Index                                800,328       (119,803)          680,525
Vanguard VIF Small Company Growth                      114,697        (83,826)           30,871

See accompanying notes.

                                                                     DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                        FROM          TOTAL        IN UNREALIZED    (DECREASE) IN
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR    NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION    RESULTING FROM
SUBACCOUNT                                          ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS     OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
American Century VP International                    $(1,219,973)    $       --    $(1,219,973)     $ 4,930,875      $ 3,884,344
American Century VP Value Class 2                     (1,644,296)            --     (1,644,296)       2,463,735        1,189,574
American Funds Growth Class 2                         (3,357,622)            --     (3,357,622)      15,361,199       11,988,108
American Funds Growth-Income Class 2                  (1,612,209)            --     (1,612,209)       8,323,972        6,932,919
Delaware VIP High Yield                                   93,263             --         93,263        1,183,906        1,431,043
DWS VIP Small Cap Index Class B                         (780,987)       677,856       (103,131)       2,407,644        2,387,203
Fidelity VIP Contrafund                               (4,735,427)        19,298     (4,716,129)      25,670,577       21,359,573
Fidelity VIP Equity-Income                            (2,879,152)            --     (2,879,152)      10,170,491        7,765,482
Fidelity VIP Growth                                   (2,352,691)        23,553     (2,329,138)       9,342,071        6,917,343
Fidelity VIP High Income                                 (39,546)            --        (39,546)         150,149          137,829
Fidelity VIP Investment Grade Bond Service Class 2      (196,830)        82,193       (114,637)       1,269,611        2,755,525
Fidelity VIP Mid Cap Service Class 2                  (2,095,724)       101,252     (1,994,472)       8,054,477        6,008,191
FTVIPT Franklin Small Cap Value Class 2               (1,766,710)       551,591     (1,215,119)       4,094,608        2,987,345
FTVIPT Templeton Foreign Securities                   (2,820,230)     1,877,575       (942,655)      14,139,366       14,460,771
FTVIPT Templeton Foreign Securities Class 2             (725,579)       681,542        (44,037)       4,959,525        5,367,442
Goldman Sachs VIT Capital Growth                        (267,525)            --       (267,525)       2,278,010        1,999,984
LVIP Capital Growth                                   (3,603,696)            --     (3,603,696)      29,549,307       25,493,882
LVIP Columbia Value Opportunities                     (1,577,103)            --     (1,577,103)       4,053,902        2,451,973
LVIP Delaware Bond Service Class                         375,054             --        375,054        1,693,015        2,563,218
LVIP Delaware Foundation Conservative Allocation
   Service Class                                      (3,180,223)            --     (3,180,223)       9,889,490        7,312,217
LVIP Delaware Growth and Income Service Class         (2,540,331)            --     (2,540,331)       6,367,104        3,824,904
LVIP Marsico International Growth                     (1,295,873)            --     (1,295,873)      10,876,775        9,617,261
LVIP MFS Value                                        (1,143,029)            --     (1,143,029)       8,592,041        7,703,046
LVIP Mid-Cap Value                                    (1,304,488)            --     (1,304,488)       7,060,472        5,710,710
LVIP Money Market                                             44            589            633              (44)        (277,422)
LVIP SSgA S&P 500 Index                               (7,754,118)            --     (7,754,118)      34,365,812       27,341,951
LVIP SSgA Small-Cap Index                             (1,667,064)        78,458     (1,588,606)       9,989,538        8,352,361
LVIP T. Rowe Price Growth Stock                       (4,623,210)            --     (4,623,210)      21,053,685       16,045,192
LVIP Templeton Growth                                 (1,495,874)        34,120     (1,461,754)      20,894,013       20,257,890
LVIP Turner Mid-Cap Growth                              (863,783)            --       (863,783)       4,262,195        3,333,545
LVIP Wilshire 2010 Profile                              (197,019)           326       (196,693)         146,208          (50,538)
LVIP Wilshire 2020 Profile                                  (576)         4,422          3,846           49,954           58,136
LVIP Wilshire 2030 Profile                                (1,725)         1,810             85           36,882           38,776
LVIP Wilshire 2040 Profile                                  (274)           697            423           14,557           15,409
LVIP Wilshire Aggressive Profile                          32,610         36,419         69,029          124,573          237,312
LVIP Wilshire Conservative Profile                       185,058         17,798        202,856          277,036          552,323
LVIP Wilshire Moderate Profile                          (793,462)       207,285       (586,177)       2,635,494        2,466,831
LVIP Wilshire Moderately Aggressive Profile             (182,603)       124,823        (57,780)         923,115        1,052,450
MFS VIT Research                                        (496,160)            --       (496,160)       3,198,938        2,774,852
MFS VIT Utilities                                     (2,208,985)            --     (2,208,985)       9,100,146        8,175,990
PIMCO VIT Total Return                                   842,460      2,639,837      3,482,297        3,519,008       11,019,586
ProFund VP Asia 30                                      (791,135)     1,269,886        478,751        3,439,991        3,939,753
ProFund VP Europe 30                                    (459,501)            --       (459,501)       1,147,152          742,563
ProFund VP Financials                                   (546,747)            --       (546,747)       1,009,172          488,489
ProFund VP Health Care                                  (156,935)            --       (156,935)         637,413          475,181
ProFund VP Large-Cap Growth                              (40,098)            --        (40,098)         219,809          174,939
ProFund VP Large-Cap Value                              (432,240)            --       (432,240)         383,196          (45,588)
ProFund VP Rising Rates Opportunity                     (193,089)            --       (193,089)         485,407          288,558
ProFund VP Small-Cap Growth                             (368,395)        40,984       (327,411)         697,084          357,276
ProFund VP Small-Cap Value                              (183,399)            --       (183,399)         360,240          172,352
ProFund VP Technology                                   (102,890)            --       (102,890)       1,845,424        1,713,767
ProFund VP U.S. Government Plus                          (33,725)     1,071,800      1,038,075       (2,861,598)      (1,845,424)
T. Rowe Price Mid-Cap Growth Class II                   (215,280)         4,283       (210,997)       1,611,800        1,372,164
Vanguard VIF Mid-Cap Index                            (2,318,243)       736,408     (1,581,835)       6,962,798        5,557,084
Vanguard VIF REIT Index                               (3,898,886)     1,068,546     (2,830,340)       6,869,369        4,719,554
Vanguard VIF Small Company Growth                     (1,039,969)            --     (1,039,969)       4,711,647        3,702,549

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                                             AMERICAN     AMERICAN       AMERICAN
                                                               AMERICAN     CENTURY VP      FUNDS         FUNDS
                                                              CENTURY VP      VALUE        GROWTH     GROWTH-INCOME
                                                            INTERNATIONAL    CLASS 2       CLASS 2       CLASS 2
                                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 24,608,019  $12,024,535  $ 55,198,401   $ 40,054,728
Changes From Operations:
   - Net investment income (loss)                                   7,050      150,851        32,272        310,946
   - Net realized gain (loss) on investments                    2,114,721     (112,820)    3,069,275        627,025
   - Net change in unrealized appreciation or depreciation
     on investments                                           (12,482,398)  (3,227,700)  (27,635,009)   (16,369,800)
                                                             ------------  -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (10,360,627)  (3,189,669)  (24,533,462)   (15,431,829)
Changes From Unit Transactions:
   - Contract purchases                                         2,620,479    1,245,532     6,807,339      4,422,955
   - Contract withdrawals                                      (1,751,034)    (874,386)   (4,636,737)    (2,871,817)
   - Contract transfers                                        (2,389,502)    (252,433)   (2,061,084)    (2,734,214)
                                                             ------------  -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (1,520,057)     118,713       109,518     (1,183,076)
                                                             ------------  -----------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (11,880,684)  (3,070,956)  (24,423,944)   (16,614,905)
                                                             ------------  -----------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                                12,727,335    8,953,579    30,774,457     23,439,823
Changes From Operations:
   - Net investment income (loss)                                 173,442      370,135       (15,469)       221,156
   - Net realized gain (loss) on investments                   (1,219,973)  (1,644,296)   (3,357,622)    (1,612,209)
   - Net change in unrealized appreciation or depreciation
     on investments                                             4,930,875    2,463,735    15,361,199      8,323,972
                                                             ------------  -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              3,884,344    1,189,574    11,988,108      6,932,919
Changes From Unit Transactions:
   - Contract purchases                                         1,901,118      883,596     5,411,728      3,457,047
   - Contract withdrawals                                      (1,382,917)    (732,132)   (3,893,342)    (2,435,217)
   - Contract transfers                                        (1,236,549)  (2,057,242)      125,727     (1,977,320)
                                                             ------------  -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             (718,348)  (1,905,778)    1,644,113       (955,490)
                                                             ------------  -----------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         3,165,996     (716,204)   13,632,221      5,977,429
                                                             ------------  -----------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                              $ 15,893,331  $ 8,237,375  $ 44,406,678   $ 29,417,252
                                                             ============  ===========  ============   ============

See accompanying notes.


                                                                          DWS VIP
                                                             DELAWARE    SMALL CAP
                                                               VIP         INDEX     FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                                            HIGH YIELD    CLASS B     CONTRAFUND   EQUITY-INCOME     GROWTH
                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $  666,988  $15,601,259  $126,145,185   $ 50,264,860  $ 56,081,456
Changes From Operations:
   - Net investment income (loss)                               62,705       79,384       160,620        685,982        (1,200)
   - Net realized gain (loss) on investments                  (134,247)   1,016,110       866,534     (1,224,288)      (31,117)
   - Net change in unrealized appreciation or depreciation
     on investments                                           (227,055)  (6,244,690)  (51,992,641)   (20,296,639)  (24,272,600)
                                                            ----------  -----------  ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (298,597)  (5,149,196)  (50,965,487)   (20,834,945)  (24,304,917)
Changes From Unit Transactions:
   - Contract purchases                                         85,199    1,819,259     9,039,999      4,117,654     4,540,867
   - Contract withdrawals                                      (91,507)  (1,113,007)   (9,187,226)    (3,534,826)   (4,305,991)
   - Contract transfers                                        558,193   (1,384,551)   (9,682,017)    (3,069,183)   (6,351,102)
                                                            ----------  -----------  ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           551,885     (678,299)   (9,829,244)    (2,486,355)   (6,116,226)
                                                            ----------  -----------  ------------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        253,288   (5,827,495)  (60,794,731)   (23,321,300)  (30,421,143)
                                                            ----------  -----------  ------------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                                920,276    9,773,764    65,350,454     26,943,560    25,660,313
Changes From Operations:
   - Net investment income (loss)                              153,874       82,690       405,125        474,143       (95,590)
   - Net realized gain (loss) on investments                    93,263     (103,131)   (4,716,129)    (2,879,152)   (2,329,138)
   - Net change in unrealized appreciation or depreciation
     on investments                                          1,183,906    2,407,644    25,670,577     10,170,491     9,342,071
                                                            ----------  -----------  ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           1,431,043    2,387,203    21,359,573      7,765,482     6,917,343
Changes From Unit Transactions:
   - Contract purchases                                        468,099    1,312,451     6,995,461      3,110,606     3,446,249
   - Contract withdrawals                                     (264,634)    (884,125)   (6,987,924)    (2,918,943)   (3,368,084)
   - Contract transfers                                      4,553,452   (1,140,968)   (6,703,674)       (26,836)   (2,098,694)
                                                            ----------  -----------  ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         4,756,917     (712,642)   (6,696,137)       164,827    (2,020,529)
                                                            ----------  -----------  ------------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      6,187,960    1,674,561    14,663,436      7,930,309     4,896,814
                                                            ----------  -----------  ------------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2009                             $7,108,236  $11,448,325  $ 80,013,890   $ 34,873,869  $ 30,557,127
                                                            ==========  ===========  ============   ============  ============

                                                                          FIDELITY VIP                   FTVIPT
                                                                           INVESTMENT   FIDELITY VIP    FRANKLIN
                                                            FIDELITY VIP      GRADE       MID CAP      SMALL CAP
                                                                HIGH      BOND SERVICE    SERVICE        VALUE
                                                               INCOME        CLASS 2      CLASS 2       CLASS 2
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                 $ 518,963    $23,326,937  $ 29,521,745  $18,460,450
Changes From Operations:
   - Net investment income (loss)                                34,668        755,970      (123,057)      67,024
   - Net realized gain (loss) on investments                    (39,838)      (235,207)    2,422,956      243,141
   - Net change in unrealized appreciation or depreciation
     on investments                                            (117,444)    (1,418,247)  (13,171,359)  (6,472,774)
                                                              ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (122,614)      (897,484)  (10,871,460)  (6,162,609)
Changes From Unit Transactions:
   - Contract purchases                                             265      4,258,715     3,062,239    2,186,962
   - Contract withdrawals                                       (25,842)    (2,470,211)   (2,559,334)  (1,325,567)
   - Contract transfers                                         (29,736)    (4,439,186)   (3,831,941)  (1,165,087)
                                                              ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            (55,313)    (2,650,682)   (3,329,036)    (303,692)
                                                              ---------    -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (177,927)    (3,548,166)  (14,200,496)  (6,466,301)
                                                              ---------    -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                                 341,036     19,778,771    15,321,249   11,994,149
Changes From Operations:
   - Net investment income (loss)                                27,226      1,600,551       (51,814)     107,856
   - Net realized gain (loss) on investments                    (39,546)      (114,637)   (1,994,472)  (1,215,119)
   - Net change in unrealized appreciation or depreciation
     on investments                                             150,149      1,269,611     8,054,477    4,094,608
                                                              ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              137,829      2,755,525     6,008,191    2,987,345
Changes From Unit Transactions:
   - Contract purchases                                             266      2,949,487     2,236,630    1,587,635
   - Contract withdrawals                                       (29,959)    (2,834,286)   (1,778,937)  (1,349,396)
   - Contract transfers                                         (20,457)    (1,767,724)      490,001   (1,846,385)
                                                              ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            (50,150)    (1,652,523)      947,694   (1,608,146)
                                                              ---------    -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          87,679      1,103,002     6,955,885    1,379,199
                                                              ---------    -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2009                               $ 428,715    $20,881,773  $ 22,277,134  $13,373,348
                                                              =========    ===========  ============  ===========

                                                                             FTVIPT       GOLDMAN
                                                               FTVIPT      TEMPLETON       SACHS
                                                             TEMPLETON      FOREIGN         VIT          LVIP
                                                              FOREIGN      SECURITIES     CAPITAL       CAPITAL
                                                             SECURITIES     CLASS 2        GROWTH       GROWTH
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 79,938,076  $ 25,248,937  $ 6,404,271  $153,492,724
Changes From Operations:
   - Net investment income (loss)                              1,102,781       375,252      (35,776)     (768,576)
   - Net realized gain (loss) on investments                   6,060,458     2,142,628     (191,467)       43,066
   - Net change in unrealized appreciation or depreciation
     on investments                                          (38,410,395)  (12,889,198)  (2,805,888)  (60,038,674)
                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (31,247,156)  (10,371,318)  (3,033,131)  (60,764,184)
Changes From Unit Transactions:
   - Contract purchases                                        7,475,406            34    1,069,822    10,311,313
   - Contract withdrawals                                     (6,715,112)           --     (668,160)  (12,354,818)
   - Contract transfers                                       (5,731,869)      429,089      182,432   (10,097,562)
                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (4,971,575)      429,123      584,094   (12,141,067)
                                                            ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (36,218,731)   (9,942,195)  (2,449,037)  (72,905,251)
                                                            ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                               43,719,345    15,306,742    3,955,234    80,587,473
Changes From Operations:
   - Net investment income (loss)                              1,264,060       451,954      (10,501)     (451,729)
   - Net realized gain (loss) on investments                    (942,655)      (44,037)    (267,525)   (3,603,696)
   - Net change in unrealized appreciation or depreciation
     on investments                                           14,139,366     4,959,525    2,278,010    29,549,307
                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            14,460,771     5,367,442    1,999,984    25,493,882
Changes From Unit Transactions:
   - Contract purchases                                        5,772,133            --      994,138     8,567,382
   - Contract withdrawals                                     (5,841,890)          (51)    (608,586)  (10,259,698)
   - Contract transfers                                       (4,603,933)     (848,111)     566,818    (5,057,867)
                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (4,673,690)     (848,162)     952,370    (6,750,183)
                                                            ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        9,787,081     4,519,280    2,952,354    18,743,699
                                                            ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2009                             $ 53,506,426  $ 19,826,022  $ 6,907,588  $ 99,331,172
                                                            ============  ============  ===========  ============

See accompanying notes.

                                                                                               LVIP
                                                                                             DELAWARE        LVIP
                                                                 LVIP           LVIP        FOUNDATION     DELAWARE
                                                               COLUMBIA       DELAWARE     CONSERVATIVE   GROWTH AND
                                                                VALUE           BOND        ALLOCATION      INCOME
                                                            OPPORTUNITIES  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 19,689,351   $17,418,791    $ 59,343,490   $ 30,935,257
Changes From Operations:
   - Net investment income (loss)                                 (63,595)      535,407         592,691         50,281
   - Net realized gain (loss) on investments                    4,027,001      (190,450)      2,458,525      1,882,749
   - Net change in unrealized appreciation or depreciation
     on investments                                           (10,632,437)   (1,032,410)    (18,354,592)   (12,679,337)
                                                             ------------   -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (6,669,031)     (687,453)    (15,303,376)   (10,746,307)
Changes From Unit Transactions:
   - Contract purchases                                         1,555,109     1,469,427       4,845,320      2,957,646
   - Contract withdrawals                                      (1,686,975)   (1,545,758)     (4,807,791)    (2,995,859)
   - Contract transfers                                          (988,096)   (2,752,175)     (6,815,755)      (663,855)
                                                             ------------   -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (1,119,962)   (2,828,506)     (6,778,226)      (702,068)
                                                             ------------   -----------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (7,788,993)   (3,515,959)    (22,081,602)   (11,448,375)
                                                             ------------   -----------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                                11,900,358    13,902,832      37,261,888     19,486,882
Changes From Operations:
   - Net investment income (loss)                                 (24,826)      495,149         602,950         (1,869)
   - Net realized gain (loss) on investments                   (1,577,103)      375,054      (3,180,223)    (2,540,331)
   - Net change in unrealized appreciation or depreciation
     on investments                                             4,053,902     1,693,015       9,889,490      6,367,104
                                                             ------------   -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              2,451,973     2,563,218       7,312,217      3,824,904
Changes From Unit Transactions:
   - Contract purchases                                         1,148,881     1,045,701       3,557,868      2,542,546
   - Contract withdrawals                                      (1,105,309)   (1,547,928)     (4,661,459)    (2,576,209)
   - Contract transfers                                        (2,126,760)     (867,861)     (4,110,986)    (2,913,953)
                                                             ------------   -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (2,083,188)   (1,370,088)     (5,214,577)    (2,947,616)
                                                             ------------   -----------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           368,785     1,193,130       2,097,640        877,288
                                                             ------------   -----------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                              $ 12,269,143   $15,095,962    $ 39,359,528   $ 20,364,170
                                                             ============   ===========    ============   ============



                                                                LVIP
                                                               MARSICO         LVIP          LVIP          LVIP          LVIP
                                                            INTERNATIONAL       MFS         MID-CAP        MONEY       SSgA S&P
                                                               GROWTH          VALUE         VALUE        MARKET       500 INDEX
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 59,200,345  $ 73,966,745  $ 28,824,948  $ 49,012,415  $198,381,424
Changes From Operations:
   - Net investment income (loss)                                 163,578       139,350      (108,398)      924,271     3,403,320
   - Net realized gain (loss) on investments                    5,521,204     2,282,508       931,302           254      (259,263)
   - Net change in unrealized appreciation or depreciation
     on investments                                           (33,728,510)  (25,471,412)  (12,475,629)           98   (74,866,850)
                                                             ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (28,043,728)  (23,049,554)  (11,652,725)      924,623   (71,722,793)
Changes From Unit Transactions:
   - Contract purchases                                         4,655,292     4,768,318     2,100,543     8,561,645    17,981,911
   - Contract withdrawals                                      (4,115,088)   (5,799,063)   (1,932,662)   (6,192,561)  (15,640,833)
   - Contract transfers                                        (2,802,562)   (2,411,083)   (1,738,151)    7,863,476    (7,101,094)
                                                             ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (2,262,358)   (3,441,828)   (1,570,270)   10,232,560    (4,760,016)
                                                             ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (30,306,086)  (26,491,382)  (13,222,995)   11,157,183   (76,482,809)
                                                             ------------  ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                                28,894,259    47,475,363    15,601,953    60,169,598   121,898,615
Changes From Operations:
   - Net investment income (loss)                                  36,359       254,034       (45,274)     (278,011)      730,257
   - Net realized gain (loss) on investments                   (1,295,873)   (1,143,029)   (1,304,488)          633    (7,754,118)
   - Net change in unrealized appreciation or depreciation
     on investments                                            10,876,775     8,592,041     7,060,472           (44)   34,365,812
                                                             ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              9,617,261     7,703,046     5,710,710      (277,422)   27,341,951
Changes From Unit Transactions:
   - Contract purchases                                         3,221,731     3,597,710     1,431,222     6,852,323    13,589,710
   - Contract withdrawals                                      (2,958,660)   (4,769,256)   (1,461,063)   (6,413,215)  (12,732,791)
   - Contract transfers                                        (2,753,470)   (6,070,536)   (2,573,797)  (10,660,816)  (16,894,172)
                                                             ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (2,490,399)   (7,242,082)   (2,603,638)  (10,221,708)  (16,037,253)
                                                             ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         7,126,862       460,964     3,107,072   (10,499,130)   11,304,698
                                                             ------------  ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2009                              $ 36,021,121  $ 47,936,327  $ 18,709,025  $ 49,670,468  $133,203,313
                                                             ============  ============  ============  ============  ============

                                                                LVIP           LVIP                        LVIP
                                                                SSgA      T. ROWE PRICE      LVIP         TURNER
                                                              SMALL-CAP       GROWTH       TEMPLETON     MID-CAP
                                                                INDEX         STOCK         GROWTH        GROWTH
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 61,433,490   $ 75,036,581  $149,446,886  $ 17,657,435
Changes From Operations:
   - Net investment income (loss)                                 28,810       (369,088)    1,248,161       (94,841)
   - Net realized gain (loss) on investments                   4,606,798     (1,791,537)    6,684,588     2,330,002
   - Net change in unrealized appreciation or depreciation
     on investments                                          (24,745,273)   (28,089,896)  (61,953,332)   (9,612,714)
                                                            ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (20,109,665)   (30,250,521)  (54,020,583)   (7,377,553)
Changes From Unit Transactions:
   - Contract purchases                                        4,122,634      5,762,580     8,503,846     1,339,476
   - Contract withdrawals                                     (5,461,052)    (5,934,005)  (11,047,544)   (1,145,170)
   - Contract transfers                                       (3,426,196)    (4,444,398)  (10,424,279)   (3,185,549)
                                                            ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (4,764,614)    (4,615,823)  (12,967,977)   (2,991,243)
                                                            ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (24,874,279)   (34,866,344)  (66,988,560)  (10,368,796)
                                                            ------------   ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                               36,559,211     40,170,237    82,458,326     7,288,639
Changes From Operations:
   - Net investment income (loss)                                (48,571)      (385,283)      825,631       (64,867)
   - Net realized gain (loss) on investments                  (1,588,606)    (4,623,210)   (1,461,754)     (863,783)
   - Net change in unrealized appreciation or depreciation
     on investments                                            9,989,538     21,053,685    20,894,013     4,262,195
                                                            ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             8,352,361     16,045,192    20,257,890     3,333,545
Changes From Unit Transactions:
   - Contract purchases                                        3,389,914      4,664,650     6,640,401     1,108,950
   - Contract withdrawals                                     (4,354,041)    (5,367,054)   (9,111,199)     (825,279)
   - Contract transfers                                       (2,743,385)      (759,563)   (8,104,316)     (291,017)
                                                            ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (3,707,512)    (1,461,967)  (10,575,114)       (7,346)
                                                            ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        4,644,849     14,583,225     9,682,776     3,326,199
                                                            ------------   ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2009                             $ 41,204,060   $ 54,753,462  $ 92,141,102  $ 10,614,838
                                                            ============   ============  ============  ============

See accompanying notes.


                                                                                                                       LVIP
                                                                LVIP          LVIP          LVIP          LVIP       WILSHIRE
                                                              WILSHIRE      WILSHIRE      WILSHIRE      WILSHIRE    AGGRESSIVE
                                                            2010 PROFILE  2020 PROFILE  2030 PROFILE  2040 PROFILE    PROFILE
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                 $      --     $     --      $     --      $     --    $       --
Changes From Operations:
   - Net investment income (loss)                                 7,216          431           910           112         3,895
   - Net realized gain (loss) on investments                     (2,043)        (101)         (979)         (179)      (12,708)
   - Net change in unrealized appreciation or depreciation
     on investments                                            (140,306)      (7,530)      (32,404)      (12,362)      (65,749)
                                                              ---------     --------      --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (135,133)      (7,200)      (32,473)      (12,429)      (74,562)
Changes From Unit Transactions:
   - Contract purchases                                           2,562        5,947         6,355         7,668        50,930
   - Contract withdrawals                                       (11,631)      (1,995)       (3,103)         (988)     (168,123)
   - Contract transfers                                         614,469       43,714       152,517        43,957     1,338,649
                                                              ---------     --------      --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            605,400       47,666       155,769        50,637     1,221,456
                                                              ---------     --------      --------      --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         470,267       40,466       123,296        38,208     1,146,894
                                                              ---------     --------      --------      --------    ----------
NET ASSETS AT DECEMBER 31, 2008                                 470,267       40,466       123,296        38,208     1,146,894
Changes From Operations:
   - Net investment income (loss)                                   (53)       4,336         1,809           429        43,710
   - Net realized gain (loss) on investments                   (196,693)       3,846            85           423        69,029
   - Net change in unrealized appreciation or depreciation
     on investments                                             146,208       49,954        36,882        14,557       124,573
                                                              ---------     --------      --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (50,538)      58,136        38,776        15,409       237,312
Changes From Unit Transactions:
   - Contract purchases                                           6,760       45,426        40,405        23,327       147,570
   - Contract withdrawals                                       (18,672)     (23,494)      (14,340)       (3,130)      (58,153)
   - Contract transfers                                        (286,583)     268,429         9,674         1,264        85,920
                                                              ---------     --------      --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (298,495)     290,361        35,739        21,461       175,337
                                                              ---------     --------      --------      --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (349,033)     348,497        74,515        36,870       412,649
                                                              ---------     --------      --------      --------    ----------
NET ASSETS AT DECEMBER 31, 2009                               $ 121,234     $388,963      $197,811      $ 75,078    $1,559,543
                                                              =========     ========      ========      ========    ==========

                                                                                          LVIP
                                                                LVIP          LVIP      WILSHIRE
                                                              WILSHIRE      WILSHIRE   MODERATELY
                                                            CONSERVATIVE    MODERATE   AGGRESSIVE    MFS VIT
                                                               PROFILE      PROFILE     PROFILE      RESEARCH
                                                             SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $       --   $        --  $       --  $17,788,851
Changes From Operations:
   - Net investment income (loss)                                14,370       178,941      39,507      (40,181)
   - Net realized gain (loss) on investments                    (13,777)     (100,792)     (8,069)     (44,236)
   - Net change in unrealized appreciation or depreciation
     on investments                                             (53,810)   (2,385,907)   (381,352)  (6,123,256)
                                                             ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (53,217)   (2,307,758)   (349,914)  (6,207,673)
Changes From Unit Transactions:
   - Contract purchases                                          57,110     1,312,964     725,999    1,299,327
   - Contract withdrawals                                       (24,482)     (562,154)   (187,433)  (1,409,244)
   - Contract transfers                                         727,290    10,813,911   3,889,355   (1,059,133)
                                                             ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            759,918    11,564,721   4,427,921   (1,169,050)
                                                             ----------   -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         706,701     9,256,963   4,078,007   (7,376,723)
                                                             ----------   -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2008                                 706,701     9,256,963   4,078,007   10,412,128
Changes From Operations:
   - Net investment income (loss)                                72,431       417,514     187,115       72,074
   - Net realized gain (loss) on investments                    202,856      (586,177)    (57,780)    (496,160)
   - Net change in unrealized appreciation or depreciation
     on investments                                             277,036     2,635,494     923,115    3,198,938
                                                             ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              552,323     2,466,831   1,052,450    2,774,852
Changes From Unit Transactions:
   - Contract purchases                                         246,293     2,071,370     804,871    1,044,941
   - Contract withdrawals                                      (200,439)   (1,933,304)   (486,316)  (1,412,481)
   - Contract transfers                                         652,252     1,306,351     496,451   (1,216,768)
                                                             ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            698,106     1,444,417     815,006   (1,584,308)
                                                             ----------   -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,250,429     3,911,248   1,867,456    1,190,544
                                                             ----------   -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2009                              $1,957,130   $13,168,211  $5,945,463  $11,602,672
                                                             ==========   ===========  ==========  ===========

                                                               MFS VIT     PIMCO VIT     PROFUND VP    PROFUND VP
                                                              UTILITIES   TOTAL RETURN     ASIA 30     EUROPE 30
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 54,163,436   $84,599,684  $ 18,934,245  $ 4,639,556
Changes From Operations:
   - Net investment income (loss)                                346,753     3,455,227         6,457       52,710
   - Net realized gain (loss) on investments                   7,456,602     1,874,819     1,417,424       44,701
   - Net change in unrealized appreciation or depreciation
     on investments                                          (27,785,474)   (2,174,304)   (9,559,735)  (2,188,855)
                                                            ------------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (19,982,119)    3,155,742    (8,135,854)  (2,091,444)
Changes From Unit Transactions:
   - Contract purchases                                        4,569,371     9,309,020     1,800,244    1,024,342
   - Contract withdrawals                                     (5,026,408)   (8,538,514)   (1,317,694)    (545,729)
   - Contract transfers                                       (2,672,803)   (1,801,091)   (4,318,117)    (734,645)
                                                            ------------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (3,129,840)   (1,030,585)   (3,835,567)    (256,032)
                                                            ------------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (23,111,959)    2,125,157   (11,971,421)  (2,347,476)
                                                            ------------   -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                               31,051,477    86,724,841     6,962,824    2,292,080
Changes From Operations:
   - Net investment income (loss)                              1,284,829     4,018,281        21,011       54,912
   - Net realized gain (loss) on investments                  (2,208,985)    3,482,297       478,751     (459,501)
   - Net change in unrealized appreciation or depreciation
     on investments                                            9,100,146     3,519,008     3,439,991    1,147,152
                                                            ------------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             8,175,990    11,019,586     3,939,753      742,563
Changes From Unit Transactions:
   - Contract purchases                                        3,273,839     7,203,082     1,391,332      667,119
   - Contract withdrawals                                     (3,542,058)   (9,458,114)   (1,077,405)    (432,197)
   - Contract transfers                                       (6,540,965)   (7,608,665)    1,550,478       (8,943)
                                                            ------------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (6,809,184)   (9,863,697)    1,864,405      225,979
                                                            ------------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,366,806     1,155,889     5,804,158      968,542
                                                            ------------   -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2009                             $ 32,418,283   $87,880,730  $ 12,766,982  $ 3,260,622
                                                            ============   ===========  ============  ===========

See accompanying notes.


                                                                                      PROFUND VP  PROFUND VP   PROFUND VP
                                                             PROFUND VP   PROFUND VP   LARGE-CAP   LARGE-CAP  RISING RATES
                                                             FINANCIALS  HEALTH CARE    GROWTH       VALUE    OPPORTUNITY
                                                             SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 3,200,142   $3,229,153   $ 559,901  $1,024,450   $1,169,181
Changes From Operations:
   - Net investment income (loss)                                11,357      (17,432)     (8,617)      7,737       59,958
   - Net realized gain (loss) on investments                   (307,639)    (114,643)     56,611     (28,226)     (97,041)
   - Net change in unrealized appreciation or depreciation
     on investments                                          (1,448,595)    (761,983)   (141,105)   (401,768)    (466,940)
                                                            -----------   ----------   ---------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (1,744,877)    (894,058)    (93,111)   (422,257)    (504,023)
Changes From Unit Transactions:
   - Contract purchases                                         270,436      439,553     160,351     132,210      163,001
   - Contract withdrawals                                      (152,267)    (320,413)    (82,415)   (105,135)    (195,111)
   - Contract transfers                                         574,851      333,820     (35,395)    616,233      157,017
                                                            -----------   ----------   ---------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            693,020      452,960      42,541     643,308      124,907
                                                            -----------   ----------   ---------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,051,857)    (441,098)    (50,570)    221,051     (379,116)
                                                            -----------   ----------   ---------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2008                               2,148,285    2,788,055     509,331   1,245,501      790,065
Changes From Operations:
   - Net investment income (loss)                                26,064       (5,297)     (4,772)      3,456       (3,760)
   - Net realized gain (loss) on investments                   (546,747)    (156,935)    (40,098)   (432,240)    (193,089)
   - Net change in unrealized appreciation or depreciation
     on investments                                           1,009,172      637,413     219,809     383,196      485,407
                                                            -----------   ----------   ---------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              488,489      475,181     174,939     (45,588)     288,558
Changes From Unit Transactions:
   - Contract purchases                                         174,396      347,975     152,045      85,881      157,788
   - Contract withdrawals                                      (254,785)    (422,639)    (60,747)    (97,199)    (194,866)
   - Contract transfers                                         136,472       14,385      28,096    (625,308)     870,892
                                                            -----------   ----------   ---------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             56,083      (60,279)    119,394    (636,626)     833,814
                                                            -----------   ----------   ---------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         544,572      414,902     294,333    (682,214)   1,122,372
                                                            -----------   ----------   ---------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2009                             $ 2,692,857   $3,202,957   $ 803,664  $  563,287   $1,912,437
                                                            ===========   ==========   =========  ==========   ==========

                                                                                                   PROFUND
                                                            PROFUND VP  PROFUND VP                 VP U.S.
                                                            SMALL-CAP   SMALL-CAP    PROFUND VP   GOVERNMENT
                                                              GROWTH      VALUE      TECHNOLOGY     PLUS
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $2,253,292   $ 964,677  $ 6,772,140  $ 2,730,547
Changes From Operations:
   - Net investment income (loss)                              (15,492)     (6,344)     (30,390)      34,406
   - Net realized gain (loss) on investments                  (230,531)    (87,820)    (275,692)     169,993
   - Net change in unrealized appreciation or depreciation
     on investments                                           (545,161)   (202,837)  (1,635,281)   1,582,836
                                                            ----------   ---------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (791,184)   (297,001)  (1,941,363)   1,787,235
Changes From Unit Transactions:
   - Contract purchases                                        266,236     115,990      448,408      467,038
   - Contract withdrawals                                     (207,786)   (115,145)    (347,741)    (340,087)
   - Contract transfers                                        280,123     (53,207)  (2,758,071)   2,412,740
                                                            ----------   ---------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           338,573     (52,362)  (2,657,404)   2,539,691
                                                            ----------   ---------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (452,611)   (349,363)  (4,598,767)   4,326,926
                                                            ----------   ---------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                              1,800,681     615,314    2,173,373    7,057,473
Changes From Operations:
   - Net investment income (loss)                              (12,397)     (4,489)     (28,767)     (21,901)
   - Net realized gain (loss) on investments                  (327,411)   (183,399)    (102,890)   1,038,075
   - Net change in unrealized appreciation or depreciation
     on investments                                            697,084     360,240    1,845,424   (2,861,598)
                                                            ----------   ---------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             357,276     172,352    1,713,767   (1,845,424)
Changes From Unit Transactions:
   - Contract purchases                                        255,771     107,112      617,787      474,857
   - Contract withdrawals                                     (163,043)    (90,001)    (361,665)    (457,065)
   - Contract transfers                                       (463,264)     95,927    1,097,188   (3,158,150)
                                                            ----------   ---------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (370,536)    113,038    1,353,310   (3,140,358)
                                                            ----------   ---------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (13,260)    285,390    3,067,077   (4,985,782)
                                                            ----------   ---------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                             $1,787,421   $ 900,704  $ 5,240,450  $ 2,071,691
                                                            ==========   =========  ===========  ===========

                                                            T. ROWE PRICE    VANGUARD      VANGUARD      VANGUARD
                                                               MID-CAP         VIF           VIF        VIF SMALL
                                                                GROWTH       MID-CAP        REIT         COMPANY
                                                               CLASS II       INDEX         INDEX         GROWTH
                                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 6,095,317   $ 25,877,365  $ 26,667,394  $16,441,561
Changes From Operations:
   - Net investment income (loss)                                (38,844)       190,917       668,606      (12,312)
   - Net realized gain (loss) on investments                     270,490      2,333,725     5,720,733      578,435
   - Net change in unrealized appreciation or depreciation
     on investments                                           (2,603,994)   (13,309,524)  (16,074,093)  (7,070,141)
                                                             -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (2,372,348)   (10,784,882)   (9,684,754)  (6,504,018)
Changes From Unit Transactions:
   - Contract purchases                                          443,191      3,110,620     3,533,840    1,665,197
   - Contract withdrawals                                       (374,170)    (1,901,418)   (2,612,604)  (1,249,596)
   - Contract transfers                                         (318,300)    (1,232,536)   (1,787,225)    (642,694)
                                                             -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            (249,279)       (23,334)     (865,989)    (227,093)
                                                             -----------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (2,621,627)   (10,808,216)  (10,550,743)  (6,731,111)
                                                             -----------   ------------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                                3,473,690     15,069,149    16,116,651    9,710,450
Changes From Operations:
   - Net investment income (loss)                                (28,639)       176,121       680,525       30,871
   - Net realized gain (loss) on investments                    (210,997)    (1,581,835)   (2,830,340)  (1,039,969)
   - Net change in unrealized appreciation or depreciation
     on investments                                            1,611,800      6,962,798     6,869,369    4,711,647
                                                             -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             1,372,164      5,557,084     4,719,554    3,702,549
Changes From Unit Transactions:
   - Contract purchases                                          315,526      2,196,496     2,501,169    1,338,769
   - Contract withdrawals                                       (475,495)    (1,568,771)   (1,994,522)  (1,154,475)
   - Contract transfers                                         (453,304)    (2,230,734)   (1,480,446)    (572,107)
                                                             -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            (613,273)    (1,603,009)     (973,799)    (387,813)
                                                             -----------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          758,891      3,954,075     3,745,755    3,314,736
                                                             -----------   ------------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2009                              $ 4,232,581   $ 19,023,224  $ 19,862,406  $13,025,186
                                                             ===========   ============  ============  ===========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of seven products as follows:

     -    Lincoln Ensemble I VUL

     -    Lincoln Ensemble II VUL

     -    Lincoln Ensemble III VUL

     -    Lincoln Ensemble Exec VUL

     -    Lincoln Ensemble Accumulator VUL

     -    Lincoln Ensemble Protector VUL

     -    Lincoln Ensemble Exec VUL 2006

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty six mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP International Portfolio
   American Century VP Value Class 2 Portfolio

American Funds Insurance Series (American Funds):
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund

Delaware VIP Trust (Delaware VIP)*:
   Delaware VIP High Yield Series

DWS Scudder Investments VIT Funds (DWS VIP):
   DWS VIP Small Cap Index Class B Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP High Income Portfolio
   Fidelity VIP Investment Grade Bond Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Small Cap Value Class 2 Fund
   FTVIPT Templeton Foreign Securities Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Capital Growth Fund

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Capital Growth Fund
   LVIP Columbia Value Opportunities Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Growth and Income Service Class Fund
   LVIP Marsico International Growth Fund
   LVIP MFS Value Fund
   LVIP Mid-Cap Value Fund
   LVIP Money Market Fund
   LVIP SSgA S&P 500 Index Fund
   LVIP SSgA Small-Cap Index Fund
   LVIP T. Rowe Price Growth Stock Fund
   LVIP Templeton Growth Fund
   LVIP Turner Mid-Cap Growth Fund
   LVIP Wilshire 2010 Profile Fund
   LVIP Wilshire 2020 Profile Fund
   LVIP Wilshire 2030 Profile Fund
   LVIP Wilshire 2040 Profile Fund
   LVIP Wilshire Aggressive Profile Fund
   LVIP Wilshire Conservative Profile Fund
   LVIP Wilshire Moderate Profile Fund
   LVIP Wilshire Moderately Aggressive Profile Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Research Series
   MFS VIT Utilities Series

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Total Return Portfolio

ProFunds VP (ProFund VP):
   ProFund VP Asia 30 Fund
   ProFund VP Europe 30 Fund
   ProFund VP Financials Fund
   ProFund VP Health Care Fund

   ProFund VP Large-Cap Growth Fund
   ProFund VP Large-Cap Value Fund
   ProFund VP Rising Rates Opportunity Fund
   ProFund VP Small-Cap Growth Fund
   ProFund VP Small-Cap Value Fund
   ProFund VP Technology Fund
   ProFund VP U.S. Government Plus Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price Mid-Cap Growth Class II Portfolio

Vanguard Variable Insurance Fund (Vanguard VIF):
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Small Company Growth Portfolio

*    Denotes an affiliate of the Company

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2008, the LVIP Wilshire 2010 Profile Fund, the LVIP Wilshire 2020 Profile Fund, the LVIP Wilshire 2030 Profile Fund, the LVIP Wilshire 2040 Profile Fund, the LVIP Wilshire Aggressive Profile Fund, the LVIP Wilshire Conservative Profile Fund, the LVIP Wilshire Moderate Profile Fund and the LVIP Wilshire Moderately Aggressive Profile Fund, became available as an investment option for account contract owners. Accordingly, the 2008 statements of changes in net assets and total return and investment income ratios in Note 3 for this subaccount is for the period from the commencement of operations to December 31, 2008.

During 2008, the LVIP Value Opportunities Fund changed its name to the LVIP Columbia Value Opportunities Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund and the LVIP Mid-Cap Growth Fund changed its name to the LVIP Turner Mid-Cap Growth Fund.

During 2009, the LVIP Delaware Managed Service Class Fund merged into the LVIP Delaware Foundation Conservative Allocation Service Class Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

-    Lincoln Ensemble I VUL-annual rate of .60%.

-    Lincoln Ensemble II VUL-annual rate of .90%.

- Lincoln Ensemble III VUL-annual rate of .60% for policy years one through twenty-five and .10% thereafter.

- Lincoln Ensemble Exec VUL-annual rate of .60% for policy years one through twenty-five and .40% thereafter.

- Lincoln Ensemble Accumulator VUL-annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.

- Lincoln Ensemble Protector VUL-annual rate of .60% for policy years one through fifteen and .10% thereafter.

- Lincoln Ensemble Exec VUL 2006-annual rate of .50% for policy years one through twenty-five and .10% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2009 and 2008, amounted to $3,311,322 and $4,193,844, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed for the years ended December 31, 2009 and 2008.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2009 and 2008, amounted to $90,980,861 and $97,815,204, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. Transfer charges for the years ended December 31, 2009 and 2008, amounted to $325 and $275, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. There were no full surrender charges or partial surrender administrative charges paid to the Company attributable to the variable subac-counts for the years ended December 31, 2009 and 2008.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2009, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL
            2009                 0.50%    0.90%    $11.06    $21.03     1,378,762  $ 15,893,331    32.57%     33.10%      2.03%
            2008                 0.50%    0.90%      8.34     15.80     1,473,475    12,727,335   -45.32%    -45.10%      0.81%
            2007                 0.50%    0.90%     15.21     28.78     1,569,732    24,608,019    17.00%     17.47%      0.61%
            2006                 0.50%    0.90%     12.96     15.70     1,320,866    17,483,092    23.90%     24.28%      1.53%
            2005                 0.60%    0.90%     10.43     10.52     1,453,147    15,292,632    12.24%     12.58%      1.23%
AMERICAN CENTURY VP VALUE CLASS 2
            2009                 0.50%    0.90%     10.83     19.06       684,615     8,237,375    18.65%     19.13%      5.61%
            2008                 0.50%    0.90%      9.10     16.00       878,092     8,953,579   -27.46%    -27.17%      2.25%
            2007                 0.50%    0.90%     12.50     21.96       855,465    12,024,535    -6.16%     -5.78%      1.42%
            2006                 0.50%    0.90%     13.28     15.37       970,971    14,593,484    17.40%     17.75%      1.14%
            2005                 0.60%    0.90%     11.28     12.95       697,232     9,004,344     3.92%      4.23%      0.77%
AMERICAN FUNDS GROWTH CLASS 2
            2009                 0.50%    0.90%     11.77     19.34     3,140,302    44,406,678    38.16%     38.72%      0.69%
            2008                 0.50%    0.90%      8.50     13.94     2,999,748    30,774,457   -44.47%    -44.25%      0.82%
            2007                 0.50%    0.90%     15.25     25.01     2,954,602    55,198,401    11.34%     11.79%      0.81%
            2006                 0.50%    0.90%     13.66     17.56     2,670,413    45,125,369     9.23%      9.56%      0.84%
            2005                 0.60%    0.90%     12.47     16.08     2,403,567    37,744,447    15.15%     15.50%      0.81%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2009                 0.50%    0.90%     10.78     19.10     2,270,929    29,417,252    30.07%     30.59%      1.62%
            2008                 0.50%    0.90%      8.27     14.63     2,340,454    23,439,823   -38.41%    -38.16%      1.69%
            2007                 0.50%    0.90%     13.38     23.65     2,443,061    40,054,728     4.10%      4.52%      1.46%
            2006                 0.50%    0.90%     12.81     16.41     2,623,675    41,795,277    14.17%     14.51%      1.78%
            2005                 0.60%    0.90%     11.19     14.29     1,972,826    27,658,339     4.89%      5.20%      1.45%
DELAWARE VIP HIGH YIELD
            2009                 0.50%    0.90%     10.84     10.96       652,657     7,108,236    47.64%     48.23%      4.71%
            2008                 0.50%    0.90%      7.35      7.38       125,056       920,276   -24.85%    -24.63%      6.93%
            2007     5/3/07      0.60%    0.90%      9.77      9.79        68,189       666,988    -2.24%     -1.76%      0.00%
DWS VIP SMALL CAP INDEX CLASS B
            2009                 0.50%    0.90%     10.98     18.48       959,109    11,448,325    25.14%     25.64%      1.58%
            2008                 0.50%    0.90%      8.75     14.71     1,025,040     9,773,764   -34.91%    -34.65%      1.36%
            2007                 0.50%    0.90%     13.40     22.51     1,064,204    15,601,259    -3.04%     -2.65%      0.60%
            2006                 0.50%    0.90%     13.78     15.32     1,035,000    15,667,605    16.14%     16.49%      0.36%
            2005                 0.60%    0.90%     11.83     13.08       921,108    12,022,139     3.06%      3.37%      0.39%
FIDELITY VIP CONTRAFUND
            2009                 0.50%    0.90%     12.81     26.28     3,948,289    80,013,890    34.49%     35.03%      1.39%
            2008                 0.50%    0.90%      9.50     19.54     4,291,343    65,350,454   -43.03%    -42.80%      0.99%
            2007                 0.50%    0.90%     16.62     34.30     4,662,817   126,145,185    16.54%     17.01%      0.93%
            2006                 0.50%    0.90%     14.22     29.43     5,119,960   116,824,618    10.71%     11.05%      1.31%
            2005                 0.60%    0.90%     12.81     26.58     4,878,185   106,745,697    15.89%     16.24%      0.28%
FIDELITY VIP EQUITY-INCOME
            2009                 0.50%    0.90%     10.15     17.55     2,861,519    34,873,869    29.04%     29.56%      2.42%
            2008                 0.50%    0.90%      7.84     13.55     2,862,202    26,943,560   -43.17%    -42.94%      2.50%
            2007                 0.50%    0.90%     13.76     23.74     3,030,344    50,264,860     0.62%      1.02%      1.76%
            2006                 0.50%    0.90%     13.63     17.65     3,123,113    51,642,268    19.11%     19.47%      3.33%
            2005                 0.60%    0.90%     11.41     14.82     3,391,864    47,055,829     4.92%      5.23%      1.63%
FIDELITY VIP GROWTH
            2009                 0.50%    0.90%      6.64     18.57     3,207,068    30,557,127    27.14%     27.65%      0.45%
            2008                 0.50%    0.90%      5.21     14.55     3,414,834    25,660,313   -47.64%    -47.43%      0.80%
            2007                 0.50%    0.90%      9.92     27.68     3,877,414    56,081,456    25.83%     26.33%      0.84%
            2006                 0.50%    0.90%      7.86     14.24     3,839,620    43,836,535     5.89%      6.21%      0.39%
            2005                 0.60%    0.90%      7.40     13.45     4,113,283    44,760,847     4.85%      5.17%      0.50%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME
            2009                 0.90%    0.90%    $14.59    $14.59        29,388  $    428,715    42.67%     42.67%      7.85%
            2008                 0.90%    0.90%     10.23     10.23        33,353       341,036   -25.66%    -25.66%      8.53%
            2007                 0.90%    0.90%     13.75     13.75        37,732       518,963     1.87%      1.87%      8.01%
            2006                 0.90%    0.90%     13.50     13.50        42,316       571,356    10.24%     10.24%      7.33%
            2005                 0.90%    0.90%     12.25     12.25        49,933       611,596     1.78%      1.78%     14.73%
FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
            2009                 0.50%    0.90%     12.24     23.96     1,639,051    20,881,773    14.43%     14.89%      8.61%
            2008                 0.50%    0.90%     10.69     20.86     1,774,851    19,778,771    -4.33%     -3.94%      4.15%
            2007                 0.50%    0.90%     11.16     21.71     2,019,044    23,326,937     3.15%      3.56%      3.58%
            2006                 0.50%    0.90%     10.79     11.04     1,610,125    17,607,293     3.20%      3.51%      3.30%
            2005                 0.60%    0.90%     10.42     10.50     1,170,182    12,366,549     0.98%      1.29%      2.67%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2009                 0.50%    0.90%     15.02     21.31     1,143,388    22,277,134    38.50%     39.05%      0.48%
            2008                 0.50%    0.90%     10.81     15.32     1,084,994    15,321,249   -40.15%    -39.91%      0.24%
            2007                 0.50%    0.90%     18.01     25.50     1,245,852    29,521,745    14.30%     14.76%      0.50%
            2006                 0.50%    0.90%     15.71     22.16     1,295,375    27,436,983    11.39%     11.73%      0.17%
            2005                 0.60%    0.90%     14.06     19.68     1,144,285    22,101,951    16.96%     17.31%      0.00%
FTVIPT FRANKLIN SMALL CAP VALUE CLASS 2
            2009                 0.50%    0.90%     11.89     18.53       880,965    13,373,348    28.00%     28.51%      1.65%
            2008                 0.50%    0.90%      9.26     14.42       995,464    11,994,149   -33.62%    -33.35%      1.18%
            2007                 0.50%    0.90%     13.91     21.63     1,011,450    18,460,450    -3.25%     -2.87%      0.65%
            2006                 0.50%    0.90%     14.34     20.12     1,071,974    20,599,655    15.93%     16.28%      0.59%
            2005                 0.60%    0.90%     12.33     17.17       729,097    12,237,283     7.79%      8.12%      0.83%
FTVIPT TEMPLETON FOREIGN SECURITIES
            2009                 0.90%    0.90%     25.38     25.38     2,108,602    53,506,426    36.11%     36.11%      3.64%
            2008                 0.90%    0.90%     18.64     18.64     2,345,069    43,719,345   -40.77%    -40.77%      2.66%
            2007                 0.90%    0.90%     31.48     31.48     2,539,641    79,938,076    14.75%     14.75%      2.17%
            2006                 0.90%    0.90%     27.43     27.43     2,832,931    77,706,982    20.60%     20.60%      1.40%
            2005                 0.90%    0.90%     22.74     22.74     3,077,279    69,988,815     9.49%      9.49%      1.29%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2009                 0.50%    0.60%     12.49     21.92     1,518,642    19,826,022    36.22%     36.36%      3.28%
            2008                 0.50%    0.60%      9.17     16.08     1,604,176    15,306,742   -40.73%    -40.68%      2.40%
            2007                 0.50%    0.60%     15.47     27.10     1,578,677    25,248,937    14.77%     14.88%      1.97%
            2006                 0.50%    0.60%     13.48     15.19     1,520,732    20,892,934    20.72%     20.72%      1.35%
            2005                 0.60%    0.60%     11.17     12.58     1,772,889    19,960,894     9.51%      9.51%      1.18%
GOLDMAN SACHS VIT CAPITAL GROWTH
            2009                 0.50%    0.90%      8.39     20.94       741,891     6,907,588    46.42%     47.01%      0.52%
            2008                 0.50%    0.90%      5.73     14.25       633,529     3,955,234   -42.28%    -42.05%      0.12%
            2007                 0.50%    0.90%      9.92     24.58       596,784     6,404,271     9.14%      9.58%      0.19%
            2006                 0.50%    0.90%      9.09     11.90       541,217     5,214,997     7.58%      7.91%      0.14%
            2005                 0.60%    0.90%      8.45     11.03       461,062     4,041,269     2.02%      2.33%      0.18%
JPVF BALANCED
            2006                 0.50%    0.90%     12.93     31.17     2,596,257    58,109,898    13.27%     13.61%      2.28%
            2005                 0.60%    0.90%     11.38     27.52     2,588,792    52,806,270     4.43%      4.74%      2.21%
JPVF GROWTH
            2006                 0.50%    0.90%      7.45     18.50     2,570,798    31,367,949     8.11%      8.44%      0.34%
            2005                 0.60%    0.90%      6.87     17.11     2,758,008    31,729,416    12.93%     13.27%      0.00%
JPVF HIGH YIELD BOND
            2006                 0.50%    0.90%     11.54     13.82     1,167,122    15,999,314     9.34%      9.67%      7.15%
            2005                 0.60%    0.90%     10.52     12.64     1,213,241    15,224,002     0.84%      1.14%      6.74%
JPVF MONEY MARKET
            2006                 0.50%    0.90%     10.65     21.66     3,370,417    52,658,083     3.69%      4.00%      2.37%
            2005                 0.60%    0.90%     10.24     19.68     2,866,877    40,853,807     1.81%      2.11%      0.70%
LVIP CAPITAL GROWTH
            2009                 0.50%    0.90%      5.96     35.67     4,445,288    99,331,172    33.66%     34.20%      0.34%
            2008                 0.50%    0.90%      4.44     26.69     4,799,005    80,587,473   -42.11%    -41.88%      0.21%
            2007                 0.50%    0.90%      7.65     46.10     5,195,590   153,492,724    15.71%     16.18%      0.10%
            2006                 0.50%    0.90%      6.59     39.84     5,627,722   144,660,603     3.85%      4.17%      0.00%
            2005                 0.60%    0.90%      6.33     38.36     5,965,607   150,604,536     3.84%      4.15%      0.13%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP COLUMBIA VALUE OPPORTUNITIES
            2009                 0.50%    0.90%    $10.17    $18.54       892,646  $ 12,269,143    23.53%     24.03%      0.55%
            2008                 0.50%    0.90%      8.21     14.95     1,064,840    11,900,358   -34.55%    -34.29%      0.40%
            2007                 0.50%    0.90%     12.51     22.75     1,149,343    19,689,351     0.89%      1.29%      0.57%
            2006                 0.50%    0.90%     12.36     17.43     1,270,288    21,667,806     9.28%      9.61%      0.00%
            2005                 0.60%    0.90%     11.28     15.95     1,670,800    26,123,385     4.16%      4.48%      0.00%
LVIP DELAWARE BOND SERVICE CLASS
            2009                 0.50%    0.90%     14.02     26.33       914,773    15,095,962    17.42%     17.89%      4.00%
            2008                 0.50%    0.90%     11.91     22.33       992,014    13,902,832    -4.13%     -3.74%      4.05%
            2007     4/27/07     0.50%    0.90%     12.38     23.20     1,187,595    17,418,791     2.77%      3.05%      4.67%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2009                 0.50%    0.90%     11.87     28.36     1,927,019    39,359,528    21.39%     21.87%      2.44%
            2008                 0.50%    0.90%      9.75     23.36     2,221,598    37,261,888   -27.87%    -27.58%      2.01%
            2007     4/27/07     0.50%    0.90%     13.48     32.38     2,562,975    59,343,490    -1.14%     -0.87%      2.13%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2009                 0.50%    0.90%      6.19     18.58     2,092,310    20,364,170    23.12%     23.62%      0.77%
            2008                 0.50%    0.90%      5.01     15.03     2,381,586    19,486,882   -36.57%    -36.31%      0.99%
            2007     4/27/07     0.50%    0.90%      7.88     23.61     2,439,160    30,935,257    -1.35%     -1.08%      0.94%
LVIP MARSICO INTERNATIONAL GROWTH
            2009                 0.50%    0.90%      8.52     20.24     3,181,035    36,021,121    34.63%     35.17%      0.90%
            2008                 0.50%    0.90%      6.31     14.97     3,451,187    28,894,259   -49.40%    -49.20%      1.16%
            2007                 0.50%    0.90%     12.43     29.47     3,581,380    59,200,345    19.47%     19.95%      0.75%
            2006                 0.50%    0.90%     10.37     17.04     4,393,541    58,302,419    22.85%     23.22%      0.07%
            2005                 0.60%    0.90%      8.42     12.77     3,677,653    41,499,773    18.39%     18.74%      0.53%
LVIP MFS VALUE
            2009                 0.50%    0.90%     12.05     37.55     1,820,648    47,936,327    19.88%     20.36%      1.41%
            2008                 0.50%    0.90%     10.02     31.32     2,136,287    47,475,363   -32.90%    -32.63%      1.06%
            2007                 0.50%    0.90%     14.89     46.68     2,220,838    73,966,745     6.72%      7.15%      0.97%
            2006                 0.50%    0.90%     13.91     43.74     2,362,768    74,758,068    18.58%     18.94%      1.20%
            2005                 0.60%    0.90%     11.70     36.88     2,542,666    69,779,262     7.02%      7.34%      1.24%
LVIP MID-CAP VALUE
            2009                 0.50%    0.90%     11.93     19.42     1,291,916    18,709,025    41.17%     41.73%      0.51%
            2008                 0.50%    0.90%      8.43     13.70     1,519,251    15,601,953   -41.24%    -41.00%      0.31%
            2007                 0.50%    0.90%     14.30     23.22     1,647,839    28,824,948     0.72%      1.12%      0.31%
            2006                 0.50%    0.90%     14.15     17.72     1,672,078    29,119,707    16.63%     16.98%      0.00%
            2005                 0.60%    0.90%     12.10     14.98     1,705,660    25,515,338     9.03%      9.36%      0.00%
LVIP MONEY MARKET
            2009                 0.50%    0.90%     11.27     22.92     3,264,665    49,670,468    -0.60%     -0.20%      0.30%
            2008                 0.50%    0.90%     11.30     22.98     3,916,009    60,169,598     1.43%      1.83%      2.31%
            2007     4/27/07     0.50%    0.90%     11.11     22.59     3,170,784    49,012,415     2.70%      2.98%      3.28%
LVIP SSgA S&P 500 INDEX
            2009                 0.50%    0.90%      8.30     18.89    11,034,253   133,203,313    24.98%     25.48%      1.38%
            2008                 0.50%    0.90%      6.62     15.06    12,266,531   121,898,615   -37.76%    -37.51%      2.86%
            2007                 0.50%    0.90%     10.61     24.10    12,569,927   198,381,424     4.29%      4.71%      1.08%
            2006                 0.50%    0.90%     10.14     22.68    12,734,823   194,441,493    14.48%     14.83%      1.57%
            2005                 0.60%    0.90%      8.83     19.81    14,419,597   190,426,869     3.76%      4.07%      1.65%
LVIP SSgA SMALL-CAP INDEX
            2009                 0.50%    0.90%      9.62     38.92     1,455,138    41,204,060    24.89%     25.39%      0.73%
            2008                 0.50%    0.90%      7.68     31.07     1,586,510    36,559,211   -34.57%    -34.30%      0.93%
            2007                 0.50%    0.90%     11.71     47.34     1,722,258    61,433,490     3.24%      3.66%      0.60%
            2006                 0.50%    0.90%     11.30     45.72     1,865,446    65,241,693    12.06%     12.40%      0.00%
            2005                 0.60%    0.90%     10.06     38.45     2,024,088    64,619,142    10.96%     11.30%      0.00%
LVIP T. ROWE PRICE GROWTH STOCK
            2009                 0.50%    0.90%      5.70     21.34     3,586,216    54,753,462    41.80%     42.37%      0.00%
            2008                 0.50%    0.90%      4.00     15.05     3,777,880    40,170,237   -42.37%    -42.14%      0.23%
            2007                 0.50%    0.90%      6.93     26.11     3,988,453    75,036,581     7.96%      8.28%      0.26%
            2006                 0.60%    0.90%      6.40     24.19     4,393,834    76,217,434    12.31%     12.65%      0.23%
            2005                 0.60%    0.90%      5.68     21.54     4,769,545    74,021,578     5.34%      5.66%      0.48%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP TEMPLETON GROWTH
            2009                 0.50%    0.90%    $13.22    $71.97     2,209,075  $ 92,141,102    26.96%     27.47%      1.85%
            2008                 0.50%    0.90%     10.38     56.52     2,465,431    82,458,326   -38.32%    -38.07%      1.93%
            2007                 0.50%    0.90%     16.79     91.35     2,750,464   149,446,886     7.05%      7.48%      1.65%
            2006                 0.50%    0.90%     15.63     85.09     3,148,857   155,134,132    25.00%     25.37%      1.37%
            2005                 0.60%    0.90%     12.47     64.20     2,649,649   122,761,699     7.91%      8.23%      1.44%
LVIP TURNER MID-CAP GROWTH
            2009                 0.50%    0.90%     10.21     20.13       997,721    10,614,838    47.09%     47.68%      0.00%
            2008                 0.50%    0.90%      6.94     13.63     1,022,392     7,288,639   -49.76%    -49.55%      0.00%
            2007                 0.50%    0.90%     13.81     27.02     1,250,745    17,657,435    23.55%     24.05%      0.00%
            2006                 0.50%    0.90%     11.18     14.54     1,056,346    12,016,226     5.76%      6.08%      0.00%
            2005                 0.60%    0.90%     10.57     13.71     1,246,272    13,301,880    11.27%     11.60%      0.00%
LVIP WILSHIRE 2010 PROFILE
            2009                 0.60%    0.90%      9.20      9.25        13,111       121,234    23.29%     23.66%      0.77%
            2008     6/5/08      0.60%    0.90%      7.46      7.48        62,998       470,267   -24.32%    -22.17%      1.97%
LVIP WILSHIRE 2020 PROFILE
            2009                 0.60%    0.90%      8.99      9.03        43,141       388,963    24.53%     24.91%      2.62%
            2008     6/25/08     0.60%    0.90%      7.22      7.23         5,602        40,466   -23.80%      6.78%      1.80%
LVIP WILSHIRE 2030 PROFILE
            2009                 0.60%    0.90%      8.72      8.77        22,578       197,811    26.80%     27.18%      1.81%
            2008     8/19/08     0.60%    0.90%      6.88      6.89        17,886       123,296   -23.43%    -21.79%      1.12%
LVIP WILSHIRE 2040 PROFILE
            2009                 0.60%    0.90%      8.34      8.38         8,964        75,078    29.78%     30.17%      1.46%
            2008     8/13/08     0.60%    0.90%      6.43      6.44         5,937        38,208   -28.24%    -15.73%      0.60%
LVIP WILSHIRE AGGRESSIVE PROFILE
            2009                 0.50%    0.90%      7.83      7.89       198,225     1,559,543    29.62%     30.14%      5.04%
            2008     6/25/08     0.50%    0.90%      6.04      6.06       189,477     1,146,894   -34.88%    -24.67%      1.00%
LVIP WILSHIRE CONSERVATIVE PROFILE
            2009                 0.50%    0.90%      9.96     10.03       195,931     1,957,130    23.73%     24.23%      4.55%
            2008     6/9/08      0.50%    0.90%      8.05      8.07        87,699       706,701   -17.37%    -14.23%      4.27%
LVIP WILSHIRE MODERATE PROFILE
            2009                 0.50%    0.90%      9.27      9.33     1,414,652    13,168,211    26.89%     27.40%      4.65%
            2008     6/4/08      0.50%    0.90%      7.31      7.33     1,264,690     9,256,963   -25.37%    -21.69%      2.71%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2009                 0.50%    0.90%      8.56      8.62       691,999     5,945,463    27.87%     28.39%      4.82%
            2008     6/12/08     0.50%    0.90%      6.69      6.71       608,454     4,078,007   -28.98%    -28.11%      2.24%
MFS VIT RESEARCH
            2009                 0.60%    0.90%      8.25     12.77     1,060,974    11,602,672    29.38%     29.76%      1.50%
            2008                 0.60%    0.90%      6.36      9.87     1,230,013    10,412,128   -36.66%    -36.47%      0.54%
            2007                 0.60%    0.90%     10.01     15.59     1,324,877    17,788,851    12.19%     12.53%      0.69%
            2006                 0.60%    0.90%      8.89     13.89     1,434,025    17,192,493     9.48%      9.81%      0.52%
            2005                 0.60%    0.90%      8.10     12.69     1,567,859    17,304,622     6.84%      7.16%      0.48%
MFS VIT UTILITIES
            2009                 0.50%    0.90%     15.96     26.26     1,566,129    32,418,283    32.02%     32.55%      5.06%
            2008                 0.50%    0.90%     12.05     19.81     1,932,075    31,051,477   -38.23%    -37.98%      1.55%
            2007                 0.50%    0.90%     19.45     31.94     2,100,236    54,163,436    26.75%     27.26%      0.95%
            2006                 0.50%    0.90%     15.30     25.04     2,042,056    41,798,558    30.08%     30.48%      1.94%
            2005                 0.60%    0.90%     11.73     19.25     1,958,915    31,217,103    15.79%     16.14%      0.57%
PIMCO VIT TOTAL RETURN
            2009                 0.50%    0.90%     14.04     39.01     5,414,974    87,880,730    13.05%     13.50%      5.29%
            2008                 0.50%    0.90%     12.39     34.40     6,041,080    86,724,841     3.86%      4.28%      4.47%
            2007                 0.50%    0.90%     11.89     33.03     6,109,128    84,599,684     7.79%      8.22%      4.80%
            2006                 0.50%    0.90%     11.00     30.55     7,107,728    91,513,368     2.92%      3.23%      4.43%
            2005                 0.60%    0.90%     10.65     12.55     6,828,258    85,617,082     1.54%      1.84%      3.43%
PROFUND VP ASIA 30
            2009                 0.50%    0.90%     17.79     29.65       649,859    12,766,982    52.82%     53.43%      0.98%
            2008                 0.50%    0.90%     11.61     19.33       542,653     6,962,824   -51.26%    -51.07%      0.84%
            2007                 0.50%    0.90%     23.74     39.49       722,643    18,934,245    46.42%     47.01%      0.07%
            2006                 0.50%    0.90%     16.17     19.23       488,882     8,731,224    38.04%     38.45%      0.46%
            2005                 0.60%    0.90%     11.68     12.66       364,331     4,702,834    16.77%     18.44%      0.23%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
            2009                 0.50%    0.90%    $11.21    $19.26       273,150  $  3,260,622    31.11%     31.64%      2.82%
            2008                 0.50%    0.90%      8.55     14.63       249,057     2,292,080   -44.51%    -44.28%      2.12%
            2007                 0.50%    0.90%     15.41     26.26       284,519     4,639,556    13.55%     14.01%      2.24%
            2006                 0.50%    0.90%     13.57     14.40       172,436     2,394,622    16.45%     16.80%      0.40%
            2005                 0.60%    0.90%     11.65     12.33       110,327     1,312,058     7.12%      7.44%      0.17%
PROFUND VP FINANCIALS
            2009                 0.50%    0.90%      6.13     10.55       428,750     2,692,857    13.98%     14.44%      1.93%
            2008                 0.50%    0.90%      5.36      9.22       389,614     2,148,285   -50.99%    -50.79%      1.26%
            2007                 0.50%    0.90%     10.90     18.74       284,078     3,200,142   -19.84%    -19.52%      1.39%
            2006                 0.50%    0.90%     13.56     14.51       293,433     4,110,943    16.30%     16.65%      0.55%
            2005                 0.60%    0.90%     11.63     11.99       269,578     3,245,682     3.06%      3.36%      0.86%
PROFUND VP HEALTH CARE
            2009                 0.50%    0.90%     10.45     21.08       302,227     3,202,957    18.48%     18.96%      0.60%
            2008                 0.50%    0.90%      8.82     17.72       312,920     2,788,055   -24.97%    -24.67%      0.27%
            2007                 0.50%    0.90%     11.76     12.18       273,263     3,229,153     5.63%      5.94%      0.00%
            2006                 0.60%    0.90%     11.13     11.50       255,909     2,859,399     4.30%      4.62%      0.00%
            2005                 0.60%    0.90%     10.67     10.99       279,327     2,991,703     5.07%      5.39%      0.00%
PROFUND VP LARGE-CAP GROWTH
            2009                 0.50%    0.90%      9.81     19.91        80,528       803,664    28.57%     29.09%      0.00%
            2008                 0.50%    0.90%      7.63     15.43        66,111       509,331   -36.10%    -35.84%      0.00%
            2007                 0.50%    0.90%     11.94     12.48        46,536       559,901     6.00%      6.32%      0.00%
            2006                 0.60%    0.90%     11.25     11.74        81,404       920,226     8.08%      8.41%      0.00%
            2005                 0.60%    0.90%     10.38     10.43        37,180       388,232     0.03%      3.76%      0.00%
PROFUND VP LARGE-CAP VALUE
            2009                 0.50%    0.90%      8.44     16.20        60,409       563,287    18.40%     18.87%      1.33%
            2008                 0.50%    0.90%      7.11     13.63       158,830     1,245,501   -41.00%    -40.76%      1.65%
            2007                 0.50%    0.90%     12.02     23.00        76,970     1,024,450    -0.75%     -0.35%      0.44%
            2006                 0.50%    0.90%     12.07     13.79       309,626     4,133,279    17.60%     17.96%      0.20%
            2005                 0.60%    0.90%     10.33     11.35        68,804       781,656     2.11%      2.33%      0.00%
PROFUND VP RISING RATES OPPORTUNITY
            2009                 0.50%    0.90%      6.58     14.41       285,850     1,912,437    31.00%     31.52%      0.56%
            2008                 0.50%    0.90%      5.01     10.96       153,499       790,065   -38.53%    -38.28%      5.99%
            2007                 0.50%    0.90%      8.12      8.54       141,118     1,169,181    -6.05%     -5.76%      5.48%
            2006                 0.60%    0.90%      8.62      9.07       161,498     1,419,492     9.16%      9.49%      1.73%
            2005                 0.60%    0.90%      7.87      8.02       194,432     1,563,064    -8.72%     -8.44%      0.00%
PROFUND VP SMALL-CAP GROWTH
            2009                 0.50%    0.90%     10.78     18.55       161,504     1,787,421    25.04%     25.54%      0.00%
            2008                 0.50%    0.90%      8.60     14.78       203,936     1,800,681   -34.62%    -34.36%      0.00%
            2007                 0.50%    0.90%     13.11     13.70       167,237     2,253,292     3.13%      3.44%      0.00%
            2006                 0.60%    0.90%     12.68     13.24       159,229     2,076,297     7.68%      8.00%      0.00%
            2005                 0.60%    0.90%     11.74     12.14       168,112     2,038,466     6.58%      6.90%      0.00%
PROFUND VP SMALL-CAP VALUE
            2009                 0.50%    0.90%     10.53     17.39        82,005       900,704    19.32%     19.80%      0.29%
            2008                 0.50%    0.90%      8.80     14.51        67,292       615,314   -31.30%    -31.03%      0.00%
            2007                 0.50%    0.90%     12.77     13.70        72,549       964,677    -8.05%     -7.78%      0.00%
            2006                 0.60%    0.90%     13.84     14.85       100,998     1,456,524    16.38%     16.73%      0.00%
            2005                 0.60%    0.90%     11.86     12.38        56,734       703,315     3.07%      3.38%      0.00%
PROFUND VP TECHNOLOGY
            2009                 0.50%    0.90%     10.87     23.34       466,937     5,240,450    59.98%     60.62%      0.00%
            2008                 0.50%    0.90%      6.79     14.53       311,161     2,173,373   -44.85%    -44.63%      0.00%
            2007                 0.50%    0.90%     12.32     14.00       541,333     6,772,140    13.39%     13.73%      0.00%
            2006                 0.60%    0.90%     10.87     12.31       311,595     3,470,219     7.10%      7.42%      0.00%
            2005                 0.60%    0.90%     10.15     11.46       392,990     4,088,818     0.32%      0.62%      0.37%
PROFUND VP U.S. GOVERNMENT PLUS
            2009                 0.50%    0.90%     12.16     23.88       165,344     2,071,691   -33.22%    -32.95%      0.05%
            2008                 0.50%    0.90%     18.16     35.62       376,860     7,057,473    48.42%     49.01%      1.65%
            2007                 0.50%    0.90%     12.20     12.78       216,094     2,730,547     9.17%      9.50%      3.50%
            2006                 0.60%    0.90%     11.14     11.67       119,352     1,374,747    -5.38%     -5.09%      3.51%
            2005                 0.60%    0.90%     11.74     12.18        70,737       858,525     8.06%      8.38%      2.26%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH CLASS II
            2009                 0.60%    0.90%    $15.11    $15.55       276,510  $  4,232,581    44.06%     44.50%      0.00%
            2008                 0.60%    0.90%     10.49     10.76       327,674     3,473,690   -40.47%    -40.30%      0.00%
            2007                 0.60%    0.90%     17.62     18.03       342,757     6,095,317    16.17%     16.52%      0.00%
            2006                 0.60%    0.90%     15.17     15.47       411,700     6,294,179     5.43%      5.74%      0.00%
            2005                 0.60%    0.90%     14.39     14.63       689,242    10,010,011    13.41%     13.75%      0.00%
VANGUARD VIF MID-CAP INDEX
            2009                 0.50%    0.90%     12.50     19.31     1,403,931    19,023,224    39.11%     39.67%      1.86%
            2008                 0.50%    0.90%      8.96     13.83     1,547,226    15,069,149   -42.34%    -42.11%      1.63%
            2007                 0.50%    0.90%     15.49     23.88     1,532,276    25,877,365     5.19%      5.61%      1.26%
            2006                 0.50%    0.90%     14.68     16.33     1,641,076    26,381,327    12.73%     13.07%      1.00%
            2005                 0.60%    0.90%     12.99     14.24     1,432,324    20,419,866    12.96%     13.29%      1.00%
VANGUARD VIF REIT INDEX
            2009                 0.50%    0.90%     12.15     16.41     1,304,881    19,862,406    27.99%     28.50%      5.10%
            2008                 0.50%    0.90%      9.47     12.77     1,348,291    16,116,651   -37.81%    -37.56%      3.49%
            2007                 0.50%    0.90%     15.18     20.45     1,378,111    26,667,394   -17.35%    -17.02%      2.05%
            2006                 0.50%    0.90%     18.31     24.28     1,606,001    37,809,813    33.72%     34.12%      2.16%
            2005                 0.60%    0.90%     13.65     17.92     1,514,183    26,924,293    10.84%     11.17%      2.68%
VANGUARD VIF SMALL COMPANY GROWTH
            2009                 0.50%    0.90%     11.10     19.00     1,086,101    13,025,186    38.13%     38.68%      1.05%
            2008                 0.50%    0.90%      8.01     13.70     1,118,668     9,710,450   -40.01%    -39.77%      0.69%
            2007                 0.50%    0.90%     13.32     14.74     1,136,860    16,441,561     2.84%      3.15%      0.54%
            2006                 0.60%    0.90%     12.91     14.29     1,311,819    18,484,539     9.22%      9.55%      0.38%
            2005                 0.60%    0.90%     11.79     12.94     1,312,170    16,991,378     5.31%      5.63%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009:

                                                                 AGGREGATE    AGGREGATE
                                                                  COST OF      PROCEEDS
SUBACCOUNT                                                       PURCHASES    FROM SALES
----------------------------------------------------------------------------------------
American Century VP International                               $ 1,655,426  $ 2,200,289
American Century VP Value Class 2                                 1,444,199    2,974,196
American Funds Growth Class 2                                    11,563,745    9,926,058
American Funds Growth-Income Class 2                              2,906,909    3,660,787
Delaware VIP High Yield                                           6,412,508    1,500,713
DWS VIP Small Cap Index Class B                                   1,398,684    1,343,524
Fidelity VIP Contrafund                                           3,221,975    9,423,642
Fidelity VIP Equity-Income                                        5,999,299    5,346,506
Fidelity VIP Growth                                               2,191,920    4,272,102
Fidelity VIP High Income                                             30,798       53,720
Fidelity VIP Investment Grade Bond Service Class 2                6,401,140    6,314,512
Fidelity VIP Mid Cap Service Class 2                              7,870,434    6,881,237
FTVIPT Franklin Small Cap Value Class 2                           2,794,493    3,720,584
FTVIPT Templeton Foreign Securities                               7,913,663    9,396,432
FTVIPT Templeton Foreign Securities Class 2                       2,438,894    2,113,959
Goldman Sachs VIT Capital Growth                                  2,387,452    1,446,192
LVIP Capital Growth                                               4,293,796   11,432,623
LVIP Columbia Value Opportunities                                   460,346    2,549,613
LVIP Delaware Bond Service Class                                 12,736,160   13,608,297
LVIP Delaware Foundation Conservative Allocation Service Class    1,725,743    6,283,795
LVIP Delaware Growth and Income Service Class                       695,624    3,628,228
LVIP Marsico International Growth                                 6,335,163    8,757,295
LVIP MFS Value                                                    1,792,451    8,763,254
LVIP Mid-Cap Value                                                  970,886    3,612,249
LVIP Money Market                                                46,323,064   56,938,077
LVIP SSgA S&P 500 Index                                           7,222,228   22,454,879
LVIP SSgA Small-Cap Index                                           926,911    4,547,761
LVIP T. Rowe Price Growth Stock                                   6,808,667    8,614,756
LVIP Templeton Growth                                             1,777,589   11,438,989
LVIP Turner Mid-Cap Growth                                        1,416,194    1,486,245
LVIP Wilshire 2010 Profile                                          129,032      427,264
LVIP Wilshire 2020 Profile                                          335,147       36,033
LVIP Wilshire 2030 Profile                                           47,448        8,086
LVIP Wilshire 2040 Profile                                           24,199        1,612
LVIP Wilshire Aggressive Profile                                  1,240,228    1,046,546
LVIP Wilshire Conservative Profile                                2,887,079    2,098,719
LVIP Wilshire Moderate Profile                                    6,507,668    4,438,353
LVIP Wilshire Moderately Aggressive Profile                       3,200,996    2,074,017
MFS VIT Research                                                    270,232    1,776,695
MFS VIT Utilities                                                 2,276,514    7,772,806
PIMCO VIT Total Return                                           17,131,945   20,220,709
ProFund VP Asia 30                                                5,097,591    1,934,369
ProFund VP Europe 30                                                970,668      671,199
ProFund VP Financials                                             1,207,091    1,124,737
ProFund VP Health Care                                              686,345      776,796
ProFund VP Large-Cap Growth                                         460,605      347,464
ProFund VP Large-Cap Value                                          201,192      834,859
ProFund VP Rising Rates Opportunity                               1,948,967    1,125,865
ProFund VP Small-Cap Growth                                         299,382      640,680
ProFund VP Small-Cap Value                                          836,833      727,945
ProFund VP Technology                                             2,769,267    1,443,213
ProFund VP U.S. Government Plus                                   2,285,494    4,380,369
T. Rowe Price Mid-Cap Growth Class II                               114,256      751,908
Vanguard VIF Mid-Cap Index                                        2,706,399    3,375,153
Vanguard VIF REIT Index                                           3,976,777    3,188,970
Vanguard VIF Small Company Growth                                 1,564,881    1,926,114

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009:

                                                                              NET
                                                                  SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                        OWNED      VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------------------------------------------------------------------
American Century VP International                                2,055,881  $ 7.73  $ 15,891,956   $ 17,252,353
American Century VP Value Class 2                                1,557,176    5.29     8,237,463      9,848,268
American Funds Growth Class 2                                      963,337   46.10    44,409,820     47,854,935
American Funds Growth-Income Class 2                               943,412   31.18    29,415,577     33,195,719
Delaware VIP High Yield                                          1,253,828    5.67     7,109,203      6,158,804
DWS VIP Small Cap Index Class B                                  1,158,053    9.89    11,453,144     14,019,972
Fidelity VIP Contrafund                                          3,882,116   20.62    80,049,222     96,158,022
Fidelity VIP Equity-Income                                       2,075,043   16.81    34,881,479     44,643,642
Fidelity VIP Growth                                              1,017,213   30.04    30,557,066     36,640,932
Fidelity VIP High Income                                            81,044    5.29       428,725        671,430
Fidelity VIP Investment Grade Bond Service Class 2               1,703,220   12.26    20,881,477     20,902,540
Fidelity VIP Mid Cap Service Class 2                               887,475   25.10    22,275,613     24,577,298
FTVIPT Franklin Small Cap Value Class 2                          1,047,255   12.77    13,373,447     15,643,281
FTVIPT Templeton Foreign Securities                              3,914,139   13.68    53,545,422     58,786,775
FTVIPT Templeton Foreign Securities Class 2                      1,474,059   13.45    19,826,097     20,318,753
Goldman Sachs VIT Capital Growth                                   634,263   10.89     6,907,129      6,470,209
LVIP Capital Growth                                              4,613,333   21.54    99,371,188    105,219,643
LVIP Columbia Value Opportunities                                1,451,007    8.46    12,271,163     15,996,359
LVIP Delaware Bond Service Class                                 1,133,026   13.32    15,096,442     14,653,257
LVIP Delaware Foundation Conservative Allocation Service Class   3,034,606   12.97    39,361,872     50,754,189
LVIP Delaware Growth and Income Service Class                      787,592   25.86    20,366,348     27,217,437
LVIP Marsico International Growth                                3,235,607   11.14    36,028,483     36,501,450
LVIP MFS Value                                                   2,318,929   20.68    47,946,184     44,303,404
LVIP Mid-Cap Value                                               1,631,888   11.47    18,714,497     19,512,033
LVIP Money Market                                                4,966,251   10.00    49,662,508     49,662,454
LVIP SSgA S&P 500 Index                                         17,152,309    7.77   133,239,139    140,787,953
LVIP SSgA Small-Cap Index                                        2,892,967   14.26    41,247,930     45,998,961
LVIP T. Rowe Price Growth Stock                                  3,607,129   15.19    54,781,470     66,911,752
LVIP Templeton Growth                                            3,782,158   24.37    92,174,969     86,844,369
LVIP Turner Mid-Cap Growth                                       1,196,587    8.87    10,614,924     11,996,279
LVIP Wilshire 2010 Profile                                          12,668    9.57       121,241        115,339
LVIP Wilshire 2020 Profile                                          42,269    9.20       388,959        346,535
LVIP Wilshire 2030 Profile                                          21,748    9.10       197,817        193,339
LVIP Wilshire 2040 Profile                                           8,728    8.60        75,079         72,884
LVIP Wilshire Aggressive Profile                                   162,777    9.58     1,559,570      1,500,746
LVIP Wilshire Conservative Profile                                 173,401   11.29     1,957,175      1,733,949
LVIP Wilshire Moderate Profile                                   1,201,072   10.96    13,168,558     12,918,971
LVIP Wilshire Moderately Aggressive Profile                        570,813   10.42     5,945,584      5,403,821
MFS VIT Research                                                   700,447   16.57    11,606,402     12,270,395
MFS VIT Utilities                                                1,415,026   22.92    32,432,406     33,050,320
PIMCO VIT Total Return                                           8,122,134   10.82    87,881,492     84,637,812
ProFund VP Asia 30                                                 237,732   53.70    12,766,222     14,314,295
ProFund VP Europe 30                                               154,827   21.06     3,260,660      4,023,493
ProFund VP Financials                                              150,358   17.91     2,692,912      3,372,113
ProFund VP Health Care                                             113,613   28.19     3,202,757      3,139,826
ProFund VP Large-Cap Growth                                         27,037   29.67       802,184        689,287
ProFund VP Large-Cap Value                                          25,888   21.74       562,804        647,568
ProFund VP Rising Rates Opportunity                                133,827   14.29     1,912,387      2,031,985
ProFund VP Small-Cap Growth                                         78,327   22.82     1,787,421      2,153,258
ProFund VP Small-Cap Value                                          40,247   22.38       900,725        919,502
ProFund VP Technology                                              344,993   15.19     5,240,445      4,661,365
ProFund VP U.S. Government Plus                                    115,855   17.88     2,071,495      3,192,997
T. Rowe Price Mid-Cap Growth Class II                              212,900   19.88     4,232,444      4,242,047
Vanguard VIF Mid-Cap Index                                       1,582,618   12.02    19,023,073     22,539,028
Vanguard VIF REIT Index                                          2,393,544    8.30    19,866,420     30,161,379
Vanguard VIF Small Company Growth                                  967,759   13.46    13,026,034     15,373,649

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                  UNITS       UNITS    NET INCREASE
SUBACCOUNT                                                        ISSUED    REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------
American Century VP International                                 356,357    (451,070)     (94,713)
American Century VP Value Class 2                                 220,619    (414,096)    (193,477)
American Funds Growth Class 2                                   1,447,287  (1,306,733)     140,554
American Funds Growth-Income Class 2                              573,640    (643,165)     (69,525)
Delaware VIP High Yield                                           740,980    (213,379)     527,601
DWS VIP Small Cap Index Class B                                   210,968    (276,899)     (65,931)
Fidelity VIP Contrafund                                           703,263  (1,046,317)    (343,054)
Fidelity VIP Equity-Income                                        845,613    (846,296)        (683)
Fidelity VIP Growth                                               804,553  (1,012,319)    (207,766)
Fidelity VIP High Income                                               23      (3,988)      (3,965)
Fidelity VIP Investment Grade Bond Service Class 2                657,546    (793,346)    (135,800)
Fidelity VIP Mid Cap Service Class 2                              596,053    (537,659)      58,394
FTVIPT Franklin Small Cap Value Class 2                           313,942    (428,441)    (114,499)
FTVIPT Templeton Foreign Securities                               385,366    (621,833)    (236,467)
FTVIPT Templeton Foreign Securities Class 2                       341,343    (426,877)     (85,534)
Goldman Sachs VIT Capital Growth                                  419,629    (311,267)     108,362
LVIP Capital Growth                                               779,026  (1,132,743)    (353,717)
LVIP Columbia Value Opportunities                                 170,402    (342,596)    (172,194)
LVIP Delaware Bond Service Class                                  881,192    (958,433)     (77,241)
LVIP Delaware Foundation Conservative Allocation Service Class    334,288    (628,867)    (294,579)
LVIP Delaware Growth and Income Service Class                     391,144    (680,420)    (289,276)
LVIP Marsico International Growth                                 979,570  (1,249,722)    (270,152)
LVIP MFS Value                                                    305,643    (621,282)    (315,639)
LVIP Mid-Cap Value                                                244,145    (471,480)    (227,335)
LVIP Money Market                                               3,291,667  (3,943,011)    (651,344)
LVIP SSgA S&P 500 Index                                         2,114,855  (3,347,133)  (1,232,278)
LVIP SSgA Small-Cap Index                                         265,041    (396,413)    (131,372)
LVIP T. Rowe Price Growth Stock                                   928,925  (1,120,589)    (191,664)
LVIP Templeton Growth                                             334,405    (590,761)    (256,356)
LVIP Turner Mid-Cap Growth                                        283,837    (308,508)     (24,671)
LVIP Wilshire 2010 Profile                                         15,293     (65,180)     (49,887)
LVIP Wilshire 2020 Profile                                         43,944      (6,405)      37,539
LVIP Wilshire 2030 Profile                                          6,807      (2,115)       4,692
LVIP Wilshire 2040 Profile                                          3,481        (454)       3,027
LVIP Wilshire Aggressive Profile                                  174,944    (166,196)       8,748
LVIP Wilshire Conservative Profile                                347,957    (239,725)     108,232
LVIP Wilshire Moderate Profile                                    914,974    (765,012)     149,962
LVIP Wilshire Moderately Aggressive Profile                       465,479    (381,934)      83,545
MFS VIT Research                                                  155,773    (324,812)    (169,039)
MFS VIT Utilities                                                 283,467    (649,413)    (365,946)
PIMCO VIT Total Return                                          1,460,769  (2,086,875)    (626,106)
ProFund VP Asia 30                                                320,149    (212,943)     107,206
ProFund VP Europe 30                                              147,919    (123,826)      24,093
ProFund VP Financials                                             298,147    (259,011)      39,136
ProFund VP Health Care                                            116,208    (126,901)     (10,693)
ProFund VP Large-Cap Growth                                        66,243     (51,826)      14,417
ProFund VP Large-Cap Value                                         32,992    (131,413)     (98,421)
ProFund VP Rising Rates Opportunity                               338,283    (205,932)     132,351
ProFund VP Small-Cap Growth                                        51,262     (93,694)     (42,432)
ProFund VP Small-Cap Value                                        104,412     (89,699)      14,713
ProFund VP Technology                                             357,315    (201,539)     155,776
ProFund VP U.S. Government Plus                                   120,957    (332,473)    (211,516)
T. Rowe Price Mid-Cap Growth Class II                              35,493     (86,657)     (51,164)
Vanguard VIF Mid-Cap Index                                        404,311    (547,606)    (143,295)
Vanguard VIF REIT Index                                           499,944    (543,354)     (43,410)
Vanguard VIF Small Company Growth                                 307,208    (339,775)     (32,567)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                                  UNITS       UNITS    NET INCREASE
SUBACCOUNT                                                        ISSUED    REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------
American Century VP International                                 545,782    (642,039)     (96,257)
American Century VP Value Class 2                                 503,547    (480,920)      22,627
American Funds Growth Class 2                                   1,433,272  (1,388,126)      45,146
American Funds Growth-Income Class 2                              777,065    (879,672)    (102,607)
Delaware VIP High Yield                                           180,820    (123,953)      56,867
DWS VIP Small Cap Index Class B                                   281,312    (320,476)     (39,164)
Fidelity VIP Contrafund                                           817,762  (1,189,236)    (371,474)
Fidelity VIP Equity-Income                                        578,425    (746,567)    (168,142)
Fidelity VIP Growth                                               657,570  (1,120,150)    (462,580)
Fidelity VIP High Income                                              101      (4,480)      (4,379)
Fidelity VIP Investment Grade Bond Service Class 2                584,622    (828,815)    (244,193)
Fidelity VIP Mid Cap Service Class 2                              374,879    (535,737)    (160,858)
FTVIPT Franklin Small Cap Value Class 2                           511,253    (527,239)     (15,986)
FTVIPT Templeton Foreign Securities                               307,800    (502,372)    (194,572)
FTVIPT Templeton Foreign Securities Class 2                       384,644    (359,145)      25,499
Goldman Sachs VIT Capital Growth                                  375,002    (338,257)      36,745
LVIP Capital Growth                                               683,822  (1,080,407)    (396,585)
LVIP Columbia Value Opportunities                                 356,536    (441,039)     (84,503)
LVIP Delaware Bond Service Class                                  288,670    (484,251)    (195,581)
LVIP Delaware Growth and Income Service Class                     472,039    (529,613)     (57,574)
LVIP Delaware Foundation Conservative Allocation Service Class    475,006    (816,383)    (341,377)
LVIP Marsico International Growth                                 834,549    (964,742)    (130,193)
LVIP MFS Value                                                    428,930    (513,481)     (84,551)
LVIP Mid-Cap Value                                                350,121    (478,709)    (128,588)
LVIP Money Market                                               4,064,662  (3,319,437)     745,225
LVIP SSgA S&P 500 Index                                         2,747,093  (3,050,489)    (303,396)
LVIP SSgA Small-Cap Index                                         235,924    (371,672)    (135,748)
LVIP T. Rowe Price Growth Stock                                   603,072    (813,645)    (210,573)
LVIP Templeton Growth                                             416,522    (701,555)    (285,033)
LVIP Turner Mid-Cap Growth                                        334,167    (562,520)    (228,353)
LVIP Wilshire 2010 Profile                                         64,450      (1,452)      62,998
LVIP Wilshire 2020 Profile                                          5,875        (273)       5,602
LVIP Wilshire 2030 Profile                                         18,732        (846)      17,886
LVIP Wilshire 2040 Profile                                          6,088        (151)       5,937
LVIP Wilshire Aggressive Profile                                  227,513     (38,036)     189,477
LVIP Wilshire Conservative Profile                                106,930     (19,231)      87,699
LVIP Wilshire Moderate Profile                                  1,537,424    (272,734)   1,264,690
LVIP Wilshire Moderately Aggressive Profile                       723,021    (114,567)     608,454
MFS VIT Research                                                  145,967    (240,831)     (94,864)
MFS VIT Utilities                                                 562,643    (730,804)    (168,161)
PIMCO VIT Total Return                                          3,272,742  (3,340,790)     (68,048)
ProFund VP Asia 30                                                347,925    (527,915)    (179,990)
ProFund VP Europe 30                                              170,874    (206,336)     (35,462)
ProFund VP Financials                                             360,194    (254,658)     105,536
ProFund VP Health Care                                            221,732    (182,075)      39,657
ProFund VP Large-Cap Growth                                       349,075    (329,500)      19,575
ProFund VP Large-Cap Value                                        146,980     (65,120)      81,860
ProFund VP Rising Rates Opportunity                                78,254     (65,873)      12,381
ProFund VP Small-Cap Growth                                       112,644     (75,945)      36,699
ProFund VP Small-Cap Value                                         36,286     (41,543)      (5,257)
ProFund VP Technology                                             266,328    (496,500)    (230,172)
ProFund VP U.S. Government Plus                                   453,797    (293,031)     160,766
T. Rowe Price Mid-Cap Growth Class II                              46,554     (61,637)     (15,083)
Vanguard VIF Mid-Cap Index                                        536,931    (521,981)      14,950
Vanguard VIF REIT Index                                           535,557    (565,377)     (29,820)
Vanguard VIF Small Company Growth                                 333,026    (351,218)     (18,192)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), comprised of the subac-counts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account JF-A at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 20, 2010

                            Part C - Ensemble II

Item 26:  Exhibits

(1) Resolution of Board of Directors of the Volunteer Sate4 Life Insurance Company, adopted at a meeting held on August 20, 1984.(1)

(2)  N/A

(3) Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(2).


(4)  Policy (3)

     Specimen Riders (4)

     (a)  Waiver of Premium Disability Rider(5)
     (b)  Accidental Death Benefit Rider(5)
     (c)  Children's Term Insurance Rider(5)
     (d)  Accelerated Benefits Rider(5)
     (e)  Guaranteed Death Benefit Rider(5)
     (f)  Guaranteed Insurability Option Rider(5)
     (g)  Terminal Illness Accelerated Benefit Rider(5)
     (h)  Extension of Maturity Date Rider(5)
     (i)  Waiver of Specified Premium Rider(5)
     (j)  Primary Insured Term Rider(5)
     (k)  Other Insured Term Rider (5)

(5)  Specimen Application(6)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company(7)

     (b)  By-laws of The Lincoln National Life Insurance Company(8)

(7)  Reinsurance Contracts(5)

(8) Fund Participation Agreement between The Lincoln National Life Insurance Company and:

     (a)  American Century Investment Variable Portfolios, Inc. (9)
     (b)  American Funds Insurance Series(9)
     (c)  Delaware VIP Trust(9)
     (d)  DWS Investments VIT Funds(9)
     (e)  Fidelity(R) Variable Insurance Products(9)
     (f)  Franklin Templeton Variable Insurance Products Trust(9)
     (g)  Goldman Sachs Variable Insurance Trust(10)
     (h)  Lincoln Variable Insurance Products Trust(9)
     (i)  MFS(R) Variable Insurance Trust(10)
     (j)  PIMCO Variable Insurance Trust(9)
     (k)  ProFunds VP(5)
     (l)  T. Rowe Price Equity Series, Inc.(11)
     (m)  Vanguard Variable Insurance Fund(5)

(9) Accounting and Financial Administration Services Agreement dated October 1, 2007among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity of NewYork.(12)

(10) N/A

(11) Opinion and Consent of John L. Reizian, Esq.

(12) N/A

(13) N/A

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
     Firm.

(15) N/A

(16) N/A

(17) Compliance Procedures(9)

--------------------------------------------------------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No.: 033-7734) filed on April 18, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No.: 333-61554) filed on December 18, 2007.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No: 033-7734) filed on April 17, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No.: 33-77496) filed on April 22, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 28, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(7)  Incorporated by reference to Pre-Effective Amendment No. 1 (File No.:
     333-04999) filed on September 24, 1996.

(8)  Incorporated by reference to Post-Effective Amendment No. 3 (File No.:
     333-118478) filed on April 5, 2007.

(9) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No.: 333-146507) filed on April 1, 2010.

(10) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No.: 139960) filed on April 1, 2009.

(11) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No.: 033-77496) filed on April 2, 2007.

(12) Incorporated by reference to Registration Statement on Form N-4 (File No.:
     333-147673) filed on November 28, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 33 on Form N-4 (File No.: 333-63505) filed on January 25, 2010.

--------------------------------------------------------------------------------

Item 27. Directors and Officers of the Depositor

Name                          Positions and Offices with Depositor
---------------------------   ---------------------------------------------------------------
Dennis R. Glass**             President and Director
Michael J. Burns*****         Senior Vice President
Frederick J. Crawford**       Executive Vice President, Chief Financial Officer and Director
Lawrence A. Samplatsky***     Vice President and Chief Compliance Officer
Mark E. Konen*****            Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Rise C. M. Taylor*            Vice President and Treasurer
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam II*****       Senior Vice President, Chief Investment Officer
Randall Freitag**             Senior Vice President, Chief Risk Officer

* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

             **** Principal business address is 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

*****Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (13)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No.
     (8) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account
      J; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln
      Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President, Chief Financial Officer and Director
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Anant Bhalla*              Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director

   * Principal Business address is 130 North Radnor Chester Road, Philadelphia, PA 19102

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account JF-A, has caused this Post-Effective Amendment No. 3 to the Registration Statement (File No.:
333-144274; 811-4160; CIK No. 000757552) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 20th day of April, 2010. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


               By /s/ Joshua R. Durand
                  -------------------------------------------
                  Joshua R. Durand
                  Assistant Vice President
                  The Lincoln National Life Insurance Company




               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               (DEPOSITOR)

               By /s/ Joshua R. Durand
                  -------------------------------------------
                  Joshua R. Durand
                  Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement (File No.:
333-144274; 811-4160; CIK No. 000757552) on Form N-6 has been signed below on
April 20, 2010, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                              TITLE
---------                              -----
/s/ Dennis R. Glass *
------------------------------         President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------         Executive Vice President; Chief Administrative
Charles C. Cornelio                    Officer and Director


/s/ Frederick J. Crawford *
------------------------------         Executive Vice President; Chief Financial Officer
Frederick J. Crawford                  and Director


/s/ C Phillip Elam II *
------------------------------         Senior Vice President, Chief Investment Officer
C. Phillip Elam II


/s/ Randal J. Freitag *
------------------------------         Senior Vice President; Chief Risk Officer
Randal J. Freitag


/s/ Mark E. Konen *
------------------------------         Senior Vice President and Director
Mark E. Konen


/s/ Keith J. Ryan *
------------------------------         Vice President and Director
Keith J. Ryan


     /s/ John L. Reizian
* By -------------------------
     John L. Reizian
     Attorney-in-Fact, pursuant to a Power-
     of-Attorney filed with this Registration
     Statement

                              POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Kelly D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence
A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
------------------------------------------
Lincoln Life Flexible Premium Variable Life Account D: 033-00417

Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745

Lincoln Life Flexible Premium Variable Life Account G: 033-22740

Lincoln Life Flexible Premium Variable Life Account J:  033-76434

Lincoln Life Flexible Premium Variable Life Account K: 033-76432

Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507; 333-163139

Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239

Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790

Lincoln Life Flexible Premium Variable Life Account Y: 333-118482;
333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438; 333-156123

Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275

Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264;
333-144270

VARIABLE ANNUITY SEPARATE ACCOUNTS:
-----------------------------------

Lincoln National Variable Annuity Fund A: 002-26342; 002-25618

Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927

Lincoln National Variable Annuity Account E: 033-26032

Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219

Lincoln National Variable Annuity Account L: 333-04999

Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434

Lincoln Life Variable Annuity Account Q: 333-43373

Lincoln Life Variable Annuity Account T: 333-32402; 333-73532

Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208

Lincoln Life Variable Annuity Account JL-A: 333-141888

Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277

Lincoln Life Variable Annuity Account JF-II: 333-144278

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                         TITLE
---------                         -----
/s/ Dennis R. Glass *
------------------------------    President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------    Executive Vice President; Chief Administrative
Charles C. Cornelio               Officer and Director

/s/ Frederick J. Crawford *
------------------------------    Executive Vice President; Chief Financial Officer
Frederick J. Crawford             and Director


/s/ C Phillip Elam II *
------------------------------    Senior Vice President, Chief Investment Officer
C. Phillip Elam II


/s/ Randal J. Freitag *
------------------------------    Senior Vice President; Chief Risk Officer
Randal J. Freitag


/s/ Mark E. Konen *
------------------------------    Senior Vice President and Director
Mark E. Konen


/s/ Keith J. Ryan *
------------------------------    Vice President and Director
Keith J. Ryan
